Exhibit 10.9

TABLE OF CONTENTS

1. TERM
2. POSSESSION
3. BASE RENT
4. ADDITIONAL RENT
A. Definitions.
B. Tax Adjustment.
C. Operating Expense Adjustment.
D. Adjustment for services Not Rendered by Landlord.
E. Audit of Operating Expenses.
5. USE OF PREMISES
A. Permitted Use.
B. Compliance with Laws.
C. Americans With Disabilities Act.
6. CONDITION OF PREMISES
7. SERVICES
A. List of Services.
B. Interruption of Services.
C. Charges for Services.
D. Telecommunications.
8. REPAIRS
9. ADDITIONS AND ALTERATIONS
10. COVENANT AGAINST LIENS
11. INSURANCE AND WAIVER OF CLAIMS-INDEMNIFICATION
12. FIRE OR CASUALTY
13. NONWAIVER
14. CONDEMNATION
15. ASSIGNMENT AND SUBLETTING
16. SURRENDER OF POSSESSION
17. HOLDING OVER
18. TENANT’S CERTIFICATE
19. SUBORDINATION
20. CERTAIN RIGHTS RESERVED BY LANDLORD
21. RULES AND REGULATIONS
22. LANDLORD’S REMEDIES
23. EXPENSE OF ENFORCEMENT
24. COVENANT OF QUIET ENJOYMENT
25. SECURITY DEPOSIT
26. REAL ESTATE BROKER
27. MORTGAGEE PROTECTION CLAUSE
28. SEVERABILITY
29. HAZARDOUS MATERIALS
30. MISCELLANEOUS
A. Rights Cumulative.
B. Overdue Amounts-Rent Independent.
C. Terms.
D. Binding Effect.
E. Lease Contains All Terms.
F. Delivery for Examination.
G. No Air Rights.
H. Intentionally Deleted.
I. Tenants Claims.

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J. Intentionally Deleted.
K. Transfer of Landlord’s Interest.
L. Landlord’s Title.
M. Recording.
N. Captions.
O. Covenants and Conditions.
P. Only Landlord/Tenant Relationship.
Q. Application of Payments.
R. Definition of “Landlord”.
31. NOTICES
32. TIME OF THE ESSENCE
33. EXPANSION OPTION
34. RIGHT OF NOTICE
35. OPTION TO RENEW
36. OPTIONS TO PURCHASE
A. First Option.
B. Second Option.
C. Third Option.
D. Limitation.
37. PARKING
38. USE OF THE ROOF AND BUILDING STRUCTURE
39. GENERATOR PAD
40. SIGNAGE
41. RIGHT OF OFFER REGARDING ADJACENT LAND
42. LIMITATION ON LANDLORD’S LIABILITY
EXHIBITS:	A. Premises
B. Work Letter
C. Sample of Tenant’s Certificate
D. Rules & Regulations
E. List of Equipment
F. Memorandum of Lease and Option to Purchase and Right of Offer
G. Purchase Agreement
H. Rules & Regulations for Use of Communication Equipment
I. Rules & Regulations for Use of Pad Area
J. Pro Forma Policy [Leasehold]
K. Pro Forma Policy [Purchase Option]
L. Pro Forma Policy [Right of Offer Option]

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OFFICE LEASE

GREEN VALLEY BUILDING 12

FAIRFIELD, CALIFORNIA

This AGREEMENT OF LEASE (hereinafter referred to as the “Lease”) is made this ___ day of November 2001, by and between GREEN VALLEY BUILDING 12 LLC, a Delaware limited liability company (hereinafter referred to as “Landlord”), and  COPART, INC., a California corporation (hereinafter referred to as “Tenant”) whose present address is 5500 East Second Street, 2nd Floor, Benicia, California 94510:

W I T N E S S E T H :

Landlord does hereby demise and lease to Tenant, and Tenant hereby agrees to lease from Landlord, the premises (hereinafter referred to as the “Premises”) containing approximately 69,267 square feet of Rentable Area (as hereinafter defined) on the 2nd and 3rd floors (which is all of the Rentable Area of such floors) of the building to be situated on no less than 6.65 acres of real property (the “Land”) located generally as shown on the preliminary site plan attached as Exhibit “A” hereto and built in accordance with this Lease, with joint access to and from Business Center Drive (to be extended by Landlord), in the Green Valley Corporate Park in Fairfield, California (said building and the Land, together with the improvements as designated by Landlord for use in conjunction with said building, are hereinafter collectively referred to as the “Building”).

1.     TERM

A.            The term of this Lease (hereinafter referred to as the “Term”) shall be for ten (10) years commencing on October 1, 2002, subject to the provisions contained in paragraph 2(b) (hereinafter referred to as the “Commencement Date”), and ending on the last day of the month which is one hundred twenty (120) full calendar months after the Commencement Date occurs (hereinafter referred to as the “Termination Date”), unless sooner terminated as provided herein.  Landlord and Tenant shall execute a memorandum containing the exact Commencement Date and Termination Date promptly after the Commencement Date.  The period consisting of twelve (12) full calendar months following the Commencement Date and ending on the last day of the twelfth month (plus, if the Commencement Date is a date other than the first day of a calendar month, the initial partial calendar month) and each period of twelve (12) full calendar months thereinafter, is herein called a “Lease Year”.

B.            Landlord and Tenant acknowledge that the Land is not yet a separate legal parcel under the provisions of the Subdivision Map Act of the state of California or owned by Landlord.  Landlord herewith agrees to and shall use commercially reasonable efforts to cause the Land to become a separate legal parcel in compliance with the provisions of the Subdivision Map Act, containing no less than 6.65 acres of land together with such access as is shown on Exhibit A or otherwise as Tenant may reasonably approve, and to acquire the Land; provided, however, that Landlord’s inability to comply with such Subdivision Map Act parcel requirements or to acquire the Land by the date which is ninety (90) days after the date of this Lease through use of commercially reasonable efforts shall not be a default by Landlord or Tenant under this Lease, but only a failed condition precedent, in which event Tenant may, in Tenant’s sole and absolute discretion, terminate this Lease by written notice to Landlord at any time prior to compliance with such requirements and such acquisition by Landlord, upon which termination neither Landlord nor Tenant shall have any further rights under this Lease.

C.            Tenant herewith agrees to and shall use commercially reasonable efforts to obtain from First American Title Insurance Company, at the expense of Tenant, an American Land  Title Association (ALTA) 1992 Extended Policy of Title Insurance in the form and containing the provisions set forth in the attached Pro Forma Policy marked Exhibit “J” hereto insuring Tenant’s Leasehold rights under this Lease, an American Land Title Association (ALTA) 1992 Extended Policy of Title Insurance in the form and containing the provisions set forth in the attached Pro Forma Policy marked Exhibit “K” hereto insuring Tenant’s purchase option rights under this Lease, and an American Land Title Association (ALTA) 1992 Extended Policy of Title Insurance in the form and containing the provisions set forth in the attached Pro Forma Policy marked Exhibit “L” hereto insuring Tenant’s Offer  rights under this Lease (collectively referred to herein as “Tenant’s Title Policies”); provided, however, that

Tenant’s inability to obtain Tenant’s Title Policies by the date which is ten (10) days after the conditions set forth in Section 1B are satisfied through use of commercially reasonable efforts shall not be a default by Landlord or Tenant under this Lease, but only a failed condition precedent, in which event Tenant may, in Tenant’s sole and absolute discretion, terminate this Lease by written notice to Landlord within five (5) days of such date, upon which termination neither Landlord nor Tenant shall have any further rights under this Lease.

2.     POSSESSION

(a)   Landlord shall construct the Building to “Base Building” condition in accordance with Outline Plans and Specifications attached hereto as Exhibit “B.”  Landlord shall cause final plans and specifications for the Building to be prepared in accordance with the Outline Plans and Specifications and to submit four (4) completed copies thereof to Tenant.  In the event the plans and specifications so submitted to Tenant contain, in Tenant’s judgment exercised reasonably, deviations from the Outline Plans and Specifications (“Deviations”), Tenant shall have the right, within ten (10) business days after receipt thereof from Landlord (the “Approval Period”), to give written notice of its disapproval of the Deviations identified in such notice, in which event Landlord and Tenant shall promptly and in good faith work to resolve any such disapproved matter to the mutual satisfaction of each other.  Upon such resolution and any revision of the plans and specifications required thereby, or upon expiration of the Approval Period if no such notice of disapproval is given within the Approval Period, Landlord and Tenant shall affix the signature or initials of an authorized officer or employee of each of the respective parties hereto on the final plans and specifications.  Such final plans and specifications shall be in lieu of and shall replace Exhibit “B”.  The signature of an authorized officer or employee shall be deemed conclusive evidence of the approval indicated by such signature.

(b)   Possession of the Premises shall be tendered to Tenant by Landlord on the date that Landlord has substantially completed its express obligations hereunder and under the Work Letter attached hereto as Exhibit “C” and made a part hereof to improve the Premises and the Building.  In the event such obligations are not substantially completed by October 1, 2002, this Lease shall nevertheless continue in full force and effect, but the Commencement Date shall be deferred until such obligations are substantially completed resulting in a deferral of any Rent (as hereinafter defined) due hereunder, and Landlord shall have no other liability whatsoever on account hereof; provided, however, there shall be no deferral of the Commencement Date if such obligations are not substantially completed because of any Tenant Delay, as such term is defined in the Work Letter.  In addition, in the event Landlord has not substantially completed its express obligations hereunder and under the Work Letter to improve the Premises and the Building by the date which is calculated by starting with December 31, 2002 and adding thereto all Tenant Delays and delays of up to six (6) months for Force Majeure (as hereinafter defined), Tenant shall have the right to terminate this Lease by delivery of written notice to that effect to Landlord within five (5) days of such date and prior to substantial completion.  Landlord’s obligations shall not be deemed incomplete if the requirements for the issuance of a certificate of occupancy with respect to the Premises are satisfied (except for furniture installation and data center equipment and any other work which is to be performed by Tenant) and only insubstantial details of construction, decoration or mechanical adjustments remain to be done.  The reasonable determination of Landlord’s architect for the Building shall be final and conclusive on Tenant as to whether Landlord’s obligations are substantially completed. As used herein, the term “Force Majeure” shall mean any of the following: (i) war, enemy action, civil commotion, riots, or national emergency; (ii) Presidential order; (iii) national defense preemption of necessary materials; (iv) strike or lockout; (v) fire or other casualty (specifically including vandalism, theft, loss of or damage to materials in transit or stored off-site); (vi) governmental or municipal moratoria or restrictions; (vii) labor, material or energy shortages; (viii) acts of God; (ix) extraordinary weather conditions not reasonably anticipatable; (x) utility company failure to provide service; (xi) any other reason, delay, cause, act or omission beyond Landlord’s reasonable control other than Landlord’s lack of funds or inability to obtain financing for reasons other than a default of Tenant.  Landlord agrees to give Tenant notice of the cause and commencement time of a Force Majeure delay promptly upon learning of the existence of a Force Majeure condition and, when known, the duration of such Force Majeure delay.

(c)   If Landlord’s obligations to improve the Premises and Building are substantially completed prior to the Commencement Date and Landlord and Tenant agree, without in any way being bound to so agree, Tenant may take possession of the Premises or any part thereof prior to the Commencement Date.  In such event, all of the covenants and conditions of this Lease shall be binding upon the parties hereto with respect to such whole or part of the Premises as if the Commencement Date had been fixed as the date when Tenant took possession of such whole or part of the Premises and Tenant shall pay Rent for the period of such occupancy prior to the Commencement Date at the rate of both the annual Base Rent set forth in Article 3 hereof and the Additional Rent set forth in Article 4 hereof prorated for such period of occupancy and, if less than the whole Premises are occupied, for the proportionate area of the total Premises so occupied.  Notwithstanding the foregoing, Rent shall not be required for Tenant’s entry into the Premises pursuant to Section 8 of the Work Letter.

3.     BASE RENT

Tenant shall pay to Landlord or Landlord’s agent in the office of the Building or to such other person or place as Landlord may from time to time designate in writing, in coin or currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent at the annual rates per square foot of Rentable Area in the Premises (hereinafter referred to as “Base Rent”) as follows:

Lease Year	Monthly Rate Per Square Foot	Annual Rate Per Square Foot
First and Second Lease Years	$1.27	$15.24
Third and Fourth Lease Years	$1.33	$16.00
Fifth and Sixth Lease Years	$1.40	$16.80
Seventh and Eighth Lease Years	$1.47	$17.64
Ninth and Tenth Lease Years	$1.54	$18.52

Such Base Rent shall be due and payable in equal monthly installments of one-twelfth (1/12) of the annual Base Rent for the applicable one-year period in advance on or before the first day of each and every month during the Term, without any set-off or deduction whatsoever, except that Tenant shall pay the first full monthly installment at the time of  Tenant’s execution of this Lease.  If the Term commences other than on the first day of a month (resulting in a partial calendar month which is included in the First Lease Year), Tenant shall pay Base Rent for such partial month based on one-twelfth (1/12) of the annual Base Rent set forth above for the First Lease Year and the number of days in such partial calendar month.  The prorated Base Rent (and Additional Rent) for the partial calendar month in which the Term commences, if applicable, shall be paid on the Commencement Date.

4.     ADDITIONAL RENT

In addition to paying the Base Rent specified in Article 3 hereof, Tenant shall pay as “Additional Rent” the amounts determined as hereinafter set forth.  The Base Rent and the Additional Rent are sometimes herein collectively referred to as the “Rent”.  All amounts due under this Article as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent.  Without limitation on other obligations of Tenant which shall survive the expiration of the Term, the obligations of Tenant to pay the Additional Rent accrued during the Term pursuant to this Article 4 shall survive the expiration of the Term.  For any partial Calendar Year, Tenant shall be obligated to pay only a pro rata share of the Additional Rent, based on the number of the days of the Term falling within such Calendar Year.

A.                                   Definitions.  As used in this Article 4, the terms:

(i)            “Calendar Year” shall mean each calendar year in which any part of the Term falls, through and including the year in which the Term expires.

(ii)           “Tenant’s Proportionate Share” shall mean the percentage calculated by dividing the rentable square feet of the Premises by the rentable square feet of the Building.  For purposes of this Lease, “Rentable Area” shall be determined by the Landlord in accordance with the BOMA “Standard Method for Measuring Floor Area in Office Buildings,” approved June 7, 1996 by the American National Standards Institute, Inc.

(iii)          “Taxes” shall mean all real estate taxes and assessments, special or otherwise, levied or assessed upon or with respect to the Building or portion thereof and ad valorem taxes for any personal property used in connection therewith.  Should the State of California, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Building, (a) impose a tax, assessment, charge or fee, or increase a then existing tax, assessment, charge or fee which Landlord shall be required to pay, either by way of substitution for such real estate taxes and ad valorem personal property taxes, or in addition to such real estate taxes and ad valorem personal property taxes, or (b) impose an income or franchise tax or a tax on rents in substitution for or as a supplement to a tax levied against the Building and/or the personal property used in connection with the Building, all such taxes, assessments, fees or charges (hereinafter defined as “in lieu taxes”) shall be deemed to constitute Taxes hereunder.  “Taxes” shall also include all fees and costs incurred by Landlord in seeking to obtain a reduction of or a limit on the increase in any Taxes regardless of whether any reduction or limitation is obtained.  Except as hereinabove provided with regard to “in lieu taxes”, Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, net income or capital stock tax.  Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises.

(iv)          “Operating Expenses” shall mean all expenses, costs and disbursements (other than Taxes) of every kind and nature (determined for the applicable Calendar Year on an accrual basis) paid or incurred by Landlord or Landlord’s beneficiaries in connection with the ownership, management, operation, maintenance and repair of, and services provided to, the Building, except the following:

(a)           Costs of alterations of any tenant’s premises;

(b)           Principal or interest payments on loans secured by mortgages or trust deeds on the Building;

(c)           Costs of capital improvements, except that Operating Expenses shall include (i) the annual amortization (amortized over the useful life, but no less than five (5) years) of costs, including the financing costs, if any, of any equipment, device or capital improvement purchased or incurred by Landlord and projected by Landlord to reduce a component cost included within Operating Expenses,  provided that the annual amortized cost of such capital improvement to be included in the Operating Expenses shall not exceed the greater of the projected savings therefrom as reasonably estimated by a qualified independent third party based upon factual information, or the actual annual reduction in Operating Expenses resulting therefrom, and (ii) the cost of any capital improvements which are necessary to keep the Building in compliance with all governmental rules and regulations enacted or adopted after the Commencement Date;

(d)           Real estate brokers’ leasing commissions;

(e)           Any costs or expenses incurred by Landlord or on Landlord’s behalf resulting from or in connection with the marketing or promotion of space in the Building or the Building itself;

(f)            Property management fees in excess of three percent (3%) of the “net” rents of the Building;

(g)           Costs incurred in connection with the initial construction and development of the Building;

(h)           Costs of correcting defects in the initial construction of the Building, except that conditions resulting from ordinary wear and tear shall not be deemed defects for this category;

(i)            Legal fees or other professional or consulting fees in connection with the negotiation of tenant leases;

(j)            The cost of repairs or replacements incurred by reason of fire or other casualty or condemnation to the extent that Landlord is compensated therefor through proceeds of insurance or condemnation awards;

(k)           Wages and benefits paid to officers or executives of Landlord above the grade of building manager;

(l)            The portion of wages and benefits otherwise includable in Operating Expenses to the extent allocated to any other properties of Landlord;

(m)          Costs of enforcing lease and occupancy agreements or evictions of tenants or occupants;

(n)           Costs of any service provided to tenants or other occupants of the Building for which Landlord is reimbursed other than reimbursements for Operating Expenses;

(o)           Depreciation of the Building or its equipment;

(p)           The expenses of any special service provided to a tenant of the Building that is not offered or available to the Tenant; and

(q)           Penalties, interest and late fees resulting from late payments by Landlord which are the fault of Landlord.

B.                                     Tax Adjustment.

Tenant shall pay to Landlord as Additional Rent, in addition to the Base Rent required by Article 3 hereof, an amount (“Tax Adjustment Amount”) equal to Tenant’s Proportionate Share of the combined total of Taxes incurred with respect to each Calendar Year.  The Tax Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments in an amount from time to time estimated by Landlord and communicated by written notice to Tenant.  Landlord shall cause to be kept books and records showing Taxes in accordance with an appropriate system of accounts and accounting practices consistently maintained.  On or before April 1 following the close of each Calendar Year, Landlord shall cause the amount of the Tax Adjustment Amount for such Calendar Year to be computed and Landlord shall deliver to Tenant a statement of such amount and the amount of all estimated installments paid by Tenant for such Calendar Year.  Tenant shall pay to Landlord any deficiency as shown by such statement within thirty (30) days after receipt of such statement.  If the total of the estimated monthly installments paid by Tenant for any Calendar Year exceeds the actual amount due from Tenant for such Calendar Year, at Landlord’s option, such excess shall be either credited against payments next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder.  The amount of any refund of Taxes received by Landlord shall be credited against Taxes for the year in which such refund is received.  All references to Taxes “for” a particular year shall be deemed to refer to Taxes levied or assessed during such year without regard to when such Taxes are paid or payable.  Delay in computation of the Tax Adjustment Amount shall not be deemed a default hereunder or a waiver of Landlord’s right to collect the Tax Adjustment Amount.

In determining the amount of Taxes for the purposes of this paragraph, if less than 100 percent of the Rentable Area of the Building shall have been occupied by tenants during the year, Taxes shall be deemed for the purposes of this paragraph to be increased to the amount of taxes that would normally be expected to be incurred had occupancy been 100 percent.

C.                                     Operating Expense Adjustment.

Tenant shall pay to Landlord as Additional Rent, in addition to the Base Rent required by Article 3 hereof, an amount (“Expense Adjustment Amount”) equal to Tenant’s Proportionate Share of the combined total of Operating Expenses (determined on an accrual basis) paid or incurred during each Calendar Year.  The Expense Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments in an amount from time to time estimated by Landlord and communicated by written notice to Tenant.  Landlord shall cause to be kept books and records showing Operating Expenses in accordance with an appropriate system of accounts and accounting practices consistently maintained.  On or before April 1 following the close of each Calendar Year, Landlord shall cause the amount of the Expense Adjustment Amount for such Calendar Year to be computed based upon the actual Operating Expenses paid or incurred for such Calendar Year and Landlord shall deliver to Tenant a statement of such amount and the amount of all estimated installments paid by Tenant for such Calendar Year.  Tenant shall pay to Landlord any deficiency as shown by such statement within thirty (30) days after receipt of such statement.  This statement as to the amount of Operating Expenses for such Calendar Year for the Building shall constitute a determination which is final and conclusive on Tenant.  If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceeds the actual amount due from Tenant for such Calendar Year, at Landlord’s option, such excess shall be either credited against payments next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder.   Delay in computation of the Expense Adjustment Amount shall not be deemed a default hereunder or a waiver of Landlord’s right to collect the Expense Adjustment Amount.

In determining the amount of Operating Expenses for the purposes of this paragraph, if less than one hundred percent (100%) of the Rentable Area of the Building is occupied during any calendar year, then the variable portion of Operating Expenses for such period shall be deemed to be equal to the total of the variable portion of Operating Expenses which would have been incurred by Landlord if one hundred percent (100%) of the Rentable Area of the Building had been occupied for the entirety of such calendar year with all tenants paying full rent, as contrasted with free rent, half rent, or the like (“Gross-Up Provision”).  Notwithstanding the foregoing, Landlord shall not recover as Operating Expenses more than one hundred percent of the Operating Expenses actually paid or incurred by Landlord.

D.                                    Adjustment for services Not Rendered  by Landlord.

Tenant acknowledges that Landlord’s projection of the amount of Operating Expenses stated in paragraph 4C hereof is based upon the assumption that Landlord will be providing identical services to all tenants in the Building.  If this assumption is not in fact correct, that is, if Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed for the purposes of paragraph 4C to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had, at its own expense, furnished such work or service to such tenant.

E.                                      Audit of Operating Expenses.

Tenant or its representative shall have the right, at Tenant’s sole expense, to examine Landlord’s books and records showing Operating Expenses upon reasonable prior notice and during normal business hours at any time within sixty (60) days following the furnishing by the Landlord to the Tenant of Landlord’s statement provided for in paragraph 4C.  Unless Tenant  shall take written exception to any item within ninety (90) days after the furnishing of the Landlord’s statement containing such item, such Landlord’s statement shall be considered as final and accepted by Tenant; provided, however, that Tenant reserves its rights to review and object to expense items not included in Landlord’s statement which are subsequently charged to Tenant for periods of the same duration as hereinabove provided following Tenant’s learning of such additional expense items.  If Tenant takes exception to any item in Landlord’s statement within the applicable time period and if Landlord and Tenant are unable to agree on the correctness of said item, then either party may refer the decision of said issue to a reputable firm of independent certified public accountants selected by Tenant from a list of not less than three (3) firms designated by Landlord (which list shall be provided promptly following Tenant’s request therefor) and the decision of said accountants shall be conclusively binding on the parties.  Pending resolution of any dispute, however, Tenant shall make payments in accordance with the information contained in Landlord’s statement.  Tenant shall pay all fees and expenses of such audit unless the audit discloses that Operating Expenses were overstated by Landlord by five percent (5%) or more, in which case Landlord shall pay all reasonable fees and expenses of such audit.

5.                                      USE OF PREMISES

A.            Permitted Use.  Tenant shall use and occupy the Premises for general office uses consistent with class A office buildings.

B.            Compliance with Laws.  Tenant shall not use or permit the use of any part of the Premises for any purpose prohibited by law.  Subject to Landlord’s obligations under this Lease and the Work Letter to construct the Building and initial tenant improvements, Tenant shall, at its sole expense, comply with and conform to all of the requirements of all governmental authorities having jurisdiction over the Building which relate in any way to the condition, use and occupancy of the Premises throughout the entire Term of this Lease.

C.            Americans With Disabilities Act.  Landlord and Tenant hereby agree that notwithstanding anything contained in this Lease to the contrary, Tenant shall be responsible for the cost of ADA compliance only if a modification is required because of: (a) Tenant’s particular use of the Premises; (b) Tenant’s improvements located in the Premises; or (c) any alterations located in the Premises at the request of Tenant.  Landlord shall be responsible for the cost of all other ADA compliance at Landlord’s sole cost and expense.

6.     CONDITION OF PREMISES

The Tenant’s taking possession of any portion of the Premises shall be conclusive evidence that such portion of the Premises was in good order and satisfactory condition when the Tenant took possession, except as to latent defects and as to items of damage caused by Tenant or its agents, independent contractors or suppliers.  For purposes of this Article 6, Tenant’s entry into the Premises prior to the Commencement Date for the sole purpose of constructing tenant improvements shall not be deemed to be “taking possession of any portion of the Premises” by Tenant where such entry is otherwise permitted under this Lease.  No promise of the Landlord to alter, remodel or improve the Premises or the Building and no representation by Landlord or its agents respecting the condition of the Premises or the Building have been made to Tenant or relied upon by Tenant other than as may be contained in the Work Letter, this Lease or in any written amendment hereto signed by Landlord and Tenant.

7.     SERVICES

A.                                   List of Services.

Landlord shall provide the following services on all days during the Term, except Sundays and holidays, unless otherwise stated, the cost of which may be included in Operating Expenses except as expressly provided to the contrary herein:

(i)            Heating and air conditioning when necessary for normal comfort in the Premises, from Monday through Friday during the period from 8 a.m. to 6 p.m. and 8 a.m. to 1 p.m. on Saturdays.  Tenant will pay for all heating and air conditioning requested and furnished prior to or following such hours at rates to be established from time to time by Landlord.  Landlord’s obligations with respect to heating and air conditioning shall be subject to all governmental rules, regulations and guidelines applicable thereto.  When machines or equipment are used in the Premises that generate heat or in any way affect the temperature otherwise maintained by the air conditioning system, or when the occupancy of the Premises or electrical load exceeds the standards set from time to time by Building management, Landlord reserves the right to install or to require Tenant to install supplementary air conditioning and/or ventilation units in the Premises.  Tenant shall bear all costs and expenses related to the installation, maintenance and operation of such units.

(ii)           Adequate electrical wiring and facilities for standard building lighting fixtures provided by Landlord and for Tenant’s incidental uses.  Tenant shall bear the cost of replacement of bulbs and ballasts for lighting fixtures.  In respect of such incidental uses, adequate electrical wiring and facilities will be furnished in the Premises by Landlord, provided that (a) the connected electrical load of the incidental use equipment does not exceed an average of three (3) watts per square foot of the premises; (b) the electricity so furnished for incidental uses will be a nominal 120 volts and no electrical circuit for the supply of such incidental use will have a current capacity exceeding 15 amperes; and (c) such electricity will be used only for equipment and accessories normal to office usage.  If Tenant’s requirements for electricity for incidental uses are in excess of those set forth in the preceding sentence, the Landlord reserves the right to require Tenant to install the conduit wiring and other equipment necessary to supply electricity for such excess incidental use requirements at the Tenant’s expense by arrangement with the approved local utility, if applicable.

(iii)          Water from the regular Building outlets for drinking, lavatory and toilet purposes.

(iv)          Janitor services Monday through Friday in and about the Premises, comparable to the standard janitor service customarily furnished by other similar office buildings or office complexes in the Concord/Walnut Creek area.

(v)           Window washing of all inside windows in the Premises at intervals to be determined by Landlord, but not less than three (3) times per calendar year.

(vi)          Window washing of all outside windows in the Premises, weather permitting, at intervals to be determined by Landlord, but not less than four (4) times per calendar year.

(vii)         Adequate operatorless passenger elevator service at all times.

(viii)        Freight elevator service subject to scheduling by Landlord.

B.                                     Interruption of Services.

Neither Landlord nor Landlord’s beneficiary (if applicable), nor any company, firm or individual operating, maintaining, managing or supervising the plant or facilities furnishing any of the services described in the paragraph immediately preceding, nor any of their respective directors, officers, shareholders, agents or employees shall be liable to Tenant, or any of Tenant’s employees, agents, customers, or invitees or anyone claiming through or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action, because of any interruption or discontinuance at any time for any reason in the furnishing of any of the services described in the paragraph immediately preceding; nor shall any interruption or discontinuance be deemed an eviction or disturbance of Tenant’s use or possession of the Premises or any part thereof; nor shall any such interruption or discontinuance relieve Tenant from full performance of Tenant’s obligations under this Lease.  Notwithstanding the foregoing, if any interruption or discontinuance of such services renders the Premises untenantable for more than five (5) consecutive business days and such interruption or discontinuance is not caused by fire or casualty or the act or omission of Tenant, its employees or agents or any other event beyond the control of Landlord, and Tenant is not using the untenantable portion, Rent shall abate on a per diem basis proportionately to the portion of the Premises rendered untenantable and unused by Tenant from the sixth such day until said portion of the Premises is again rendered tenantable or is used by Tenant.

C.                                     Charges for Services.

Charges for any services for which Tenant is required to pay from time to time hereunder, including but not limited to light bulb or ballast changes, shall be due and payable at the same time as the installment of Rent with which they are billed, or if billed separately, shall be due and payable within ten (10) days after such billing.  If Tenant shall fail to make payment for any such services, Landlord may, with notice to Tenant, discontinue any or all of such services and such discontinuance shall not be deemed to constitute an eviction or disturbance of the Tenant’s use and possession of Premises or relieve Tenant from paying Rent or performing any of its other obligations under this Lease.

D.                                    Telecommunications.

Tenant shall be responsible for arranging for its own telecommunications services at the Premises.  All telegraph, telephone, and electric connections which Tenant may desire and the location of all wires and the work in connection therewith shall be first approved by Landlord in writing before the same are installed, which approval shall not be unreasonably delayed. Tenant shall be responsible for obtaining all governmental approvals and shall pay all costs incurred in connection with the installation of telephone cables and related wiring from the point of presence on the first floor, through conduit sleeves provided by Landlord to the telephone closets on each floor, then to and in the Premises, including, without limitation, any hook-up, access and maintenance fees related to the installation of such wires and cables in the Premises and the commencement of services therein, and the maintenance thereafter of such wire and cables, and all installation, hook-up or maintenance costs incurred by Landlord in connection with telephone cables and related wiring in the Premises which are allocable to Tenant.  If Tenant fails to maintain all such telephone cables and related wiring, or if such cables or wiring affects or interferes with the operation or maintenance of any other telephone cables or related wiring in the Building, Tenant shall immediately following notice take such action as is required to eliminate such interference and, in the event Tenant fails to do so, Landlord or any vendor hired by Landlord may perform such repairs, restorations or alterations as Landlord deems necessary in order to eliminate any such interference (and Landlord may recover from Tenant all of

Landlord’s costs in connection therewith) and, if necessary, may enter into and upon the Premises forthwith to perform such repairs, restorations or alterations.  Upon expiration of the Term, Tenant shall remove, at its cost and expense, all telephone cables and related wiring installed by or for Tenant which Landlord requests Tenant to remove.  Tenant agrees that neither Landlord nor any of its agents or employees shall be liable, by abatement of Rent or otherwise, to Tenant, or any of Tenant’s employees, agents, customers or invitees or anyone claiming through, by or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action because of any interruption, diminution, delay or discontinuance at any time for any reason in the furnishing of any telecommunications service to the Premises (including, without limitation, any act or omission of any tenant or occupant of the Building or any other person with respect to the Building wiring) and no such interruption, diminution, delay or discontinuance shall constitute an eviction or disturbance of Tenant’s use and possession of the Premises or any part thereof.

8.     REPAIRS

A.            Subject to paragraph 8B below, Tenant will, at Tenant’s own expense, keep the Premises in good order, repair and condition, at all times during the Term, and Tenant shall promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances and such replacement or repair shall be under the supervision and subject to the approval of the Landlord and within a reasonable period of time specified by the Landlord.  If the Tenant does not do so, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord forthwith, upon being billed for same by Landlord, the cost thereof, including 10% of the cost thereof plus all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements.  Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord desires or deems necessary or as Landlord may be required to do by governmental authority or court order or decree.

B.            Landlord shall, at Landlord’s sole cost and expense (which costs and expenses may be included in Operating Expenses subject to the exclusions set forth in paragraph 4A(iv) hereof), maintain the exterior (including, without limitation, the roof and windows), all common areas and all structural elements of the Building and the basic building systems (including the HVAC, electrical, plumbing, elevators, fire and life support systems) in good order, repair and condition.  As a material inducement to Landlord entering into this Lease, Tenant waives and releases its right to make repairs at Landlord’s expense under Section 1942 of the California Civil Code or under any other law, statute or ordinance now or hereafter in effect, and Tenant waives and releases the right to terminate this Lease under Section 1932(1) of the California Civil Code or any similar or successor statute.

9.     ADDITIONS AND ALTERATIONS

Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises.  Landlord’s refusal to give said consent shall be conclusive.  If Landlord consents to said alterations, improvements or additions, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work, insurance against liabilities which may arise out of such work, and plans and specifications plus permits necessary for such work.  The work necessary to make any alterations, improvements or additions to the Premises shall be done at Tenant’s expense by employees of or contractors hired by Landlord, except to the extent Landlord gives its prior written consent to Tenant’s hiring contractors, which consent shall not be unreasonably withheld.  Tenant shall promptly pay to Landlord’s or to Tenant’s contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof.  Tenant shall also pay to Landlord actual costs of such work including such costs sufficient to reimburse Landlord for overhead, general conditions, fees (including legal and other professional fees) and all other costs and expenses arising from Landlord’s involvement with such work, and, if Landlord acts as General Contractor or Subcontractor for all or any portion of the work, in addition to the foregoing, Landlord shall be entitled to ten percent (10%) of the cost of such work performed by Landlord.  Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors’ affidavits and full and final waivers of all liens for labor, services or materials.  Tenant shall defend and hold Landlord harmless from all costs, damages, liens and expenses related to such work other than work performed by Landlord, if any.  All work done by Tenant or its contractors pursuant to Article 8 or 9 shall be done in a first-class workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies.

All alterations, improvements and additions to the Premises, whether temporary or permanent in character, made or paid for by Landlord or Tenant, shall, without compensation to Tenant, become Landlord’s property at the termination of this Lease by lapse of time or otherwise and shall be relinquished to Landlord in good condition, ordinary wear excepted, unless Landlord requests their removal (in which case Tenant shall remove the same as provided in Article 16.)

10.  COVENANT AGAINST LIENS

Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord’s title or interest in the Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant’s interest only.  Tenant covenants and agrees not to suffer or permit any lien or mechanics or material men or others to be placed against the Building or Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and , in case of any such lien attaching, Tenant covenants and agrees to cause it to be released and removed of record (which may be accomplished by the purchase of a lien release bond) at Tenant’s sole expense within thirty (30) days of Tenant becoming aware of the existence of such lien.

In the event that such lien is not released and removed within such thirty (30) day period, Landlord, at its sole option, may take all action necessary to release and remove such lien (without any duty to investigate the validity thereof) and Tenant shall promptly, upon notice, reimburse Landlord for all sums, costs and expenses (including reasonable attorneys’ fees) incurred by Landlord in connection with such lien.

11.  INSURANCE AND WAIVER OF CLAIMS-INDEMNIFICATION

Landlord shall keep the Building insured for the benefit of Landlord in an amount equivalent to the full replacement value thereof (excluding foundation, grading and excavation costs) against:

(a)           loss or damage by fire and “all risk” perils, including theft;

(b)           such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Building including, but without limiting the generality of the foregoing, windstorms, hail, explosion, vandalism, malicious mischief, civil commotion, and such other coverage as Landlord may deem appropriate or necessary including, but not limited to, boiler and machinery, difference in condition and rent loss insurance provided that such additional coverage is obtainable and provided further that such additional coverage is such as is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Building.

Insurance premiums paid for such coverage shall be a portion of the “Operating Expenses” described in Article 4 hereof.  These insurance provisions shall in no way limit or modify any of the obligations of Tenant under any provision of this Lease.  Landlord agrees that such policy or policies of insurance shall contain a waiver of subrogation clause as to Tenant, Tenant’s agents and employees, and, except as provided in paragraph 16 hereof and in paragraphs (w) and (x) of the Rules and Regulations from time to time in effect, Landlord waives, releases and discharges Tenant, Tenant’s agents and employees, from all claims or demands whatsoever which Landlord may have or acquire arising out of damage to or destruction of the Building or Landlord’s business therein occasioned by fire or other cause, to the extent such loss or damage is covered by valid and collectible insurance policies or would have been recoverable under any insurance policy required to be carried hereunder.  Notwithstanding the foregoing, (i) nothing herein shall release Tenant from damage to the building caused by Tenant, its agents or employees or contractors in connection with moving Tenant’s property into or out of the Building and (ii) Tenant shall be obligated to pay the Rent called for hereunder in the event of damage to or destruction of the Building occasioned by the negligence or fault of Tenant, its agents or employees.

Tenant shall keep all of its machinery, equipment, furniture, fixtures, personal property (including also property under the care, custody, or control of Tenant) and business interests which may be located in, upon, or about the Premises insured for the benefit of Tenant in an amount equivalent to the full replacement value or insurable value thereof against:

(a)           loss or damage by fire and “all risk” perils, including theft;

(b)           such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to a tenant’s machinery, equipment, furniture, fixtures, personal property, including but not limited to Tenant’s improvements to the Premises, and business located in a building, similar in construction, general location, use, occupancy and design to the Building, including, but without limiting the generality of the foregoing, windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion, and such other coverage as Tenant may deem appropriate or necessary.

Tenant agrees that such policy or policies of insurance shall contain a waiver of subrogation clause to Landlord, the Building manager and their respective directors, officers, shareholders, agents, employees and Tenant waives, releases and discharges Landlord, the Building manager and their respective directors, officers, shareholders, agents and employees from all claims or demands whatsoever which Tenant may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property and business of Tenant occasioned by fire or other cause, to the extent such loss or damage is covered by valid and collectible insurance policies or would have been recoverable under any insurance policy required to be carried hereunder or is within the deductible amount of any such insurance policy.

Landlord shall, as a portion of the Operating Expenses defined in Article 4, maintain, for its benefit and the benefit of the Building manager, general public liability insurance against claims for personal injury, death or property  damage occurring upon, in or about the Building, such as insurance to afford protection to Landlord and the Building manager.

Tenant shall, at Tenant’s sole cost and expense, for the benefit of Landlord, the Building manager and Tenant, maintain comprehensive commercial general liability with broad liability endorsement insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises.  Such insurance shall afford protection to Landlord, its managing agent and Tenant to the limit of not less than  Three Million and 00/100 Dollars ($3,000,000.00) per occurrence, Three Million and 00/100 Dollars ($3,000,000.00) aggregate, combined single limit bodily injury and property damage.  Such policies of insurance shall be written in companies reasonably satisfactory to Landlord, naming Landlord, Landlord’s directors, officers, shareholders, agents and employees as additional insureds thereunder, and such policies, or a memorandum or certificate of such insurance, shall, prior to Tenant taking possession of the Premises, be delivered to Landlord endorsed “Premium Paid” by the company or agency issuing the same or accompanied by other evidence satisfactory to Landlord that the premium thereon has been paid.  At such time as insurance limits required of tenants in office buildings in the area in which the Building is located are generally increased to greater amounts, Landlord shall have the right to require such greater limits as may then be customarily required of similarly situated tenants in the Concord/Walnut Creek area.  Tenant agrees to include in such policy the contractual liability coverage insuring Tenant’s indemnification obligations provided for herein.  Any such coverage shall be deemed primary to any liability coverage secured by Landlord.

Subject to Landlord’s express waivers under this Article 11, Tenant agrees to indemnify and save Landlord and Landlord’s directors, officers, shareholders, agents and employees harmless against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease, or arising from the use of the Premises or any act or negligence on the part of Tenant or its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage to the extent caused by Tenant, its agents, and employees to any person, firm or corporation occurring during the Term of this Lease or any renewal thereof, in or about the Premises and Building, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding  be brought against Landlord, and Landlord’s directors, officers, shareholders, agents and employees by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Landlord.

Tenant agrees, to the extent not expressly prohibited by law, that Landlord and Landlord’s directors, officers, shareholders, agents, employees and servants shall not be liable, and Tenant waives all claims for damage to property and business sustained during the Term of this Lease by Tenant occurring in or about the Building, resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Premises, the Building, or any part thereof, or from equipment or appurtenances becoming out of repair or from accident, or from any occurrence or act or omission of Landlord and Landlord’s directors, officers, shareholders, agents, employees or servants, or any tenant or occupant of the Building or any other person.  This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by the flooding of basements or other subsurface areas, or by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage results from the act or omission of other tenants or occupants in the Building or any other persons, and whether such damage be caused by or result from any of the aforesaid, or shall be caused by or result from other circumstances of a similar or dissimilar nature.  Notwithstanding the foregoing, Tenant shall not be required to indemnify Landlord for, and does not waive, claims to the extent caused by the negligence or willful misconduct of Landlord, its agents or employees.

Tenant shall conduct its operations in, on and about the Premises in compliance with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authorities, and shall not, directly or indirectly, make any use of the Premises which may thereby  be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage.  If by reason of the failure of Tenant to comply with the provisions of this Article 11, any insurance coverage is jeopardized or insurance premiums are increased, Landlord shall have the option either to terminate this Lease or to require Tenant to make immediate payment of the increased insurance premium.

12.  FIRE OR CASUALTY

Article 8 hereof not withstanding, if the Premises or the Building (including machinery or equipment used in its operation) shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Premises or the building untenantable, then Landlord shall repair and restore the same with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord’s reasonable control but Landlord shall not be obligated to expend therefor an amount in excess of the proceeds of insurance recovered with request thereto.  If any such damage renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, within sixty (60) days of such damage or destruction, deliver to Tenant an estimate of the duration of the period in which the Premises will be untenantable, as reasonably determined by Landlord.  If such estimated period shall be for more than two hundred seventy (270) days from the date of such damage, then Landlord, or Tenant if such damage does not result from Tenant’s fault or neglect, shall have the right to terminate this Lease (with appropriate prorations of Rent being made for Tenant’s possession subsequent to the date of such damage of those tenantable portions of the Premises) upon giving written notice to the other within fifteen (15) days after the delivery to Tenant of Landlord’s repair estimate.  Unless this Lease is terminated as provided in the preceding sentence and so long as such damage does not result from Tenant’s fault or neglect, Landlord shall proceed with reasonable promptness to repair and restore the Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord’s reasonable control.  Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease by virtue of any delays in completion of such repairs and restoration.  Rent, however, shall abate on those portions of the Premises as are, from time to time, untenantable as a result of such damage (except fires or casualties resulting from Tenant’s fault or neglect).

Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Article 12 to repair or restore any portion of the alterations, additions or improvements in the Premises or the decoration thereto except to the extent that such alterations, additions, improvements and decoration were provided by Landlord, at Landlord’s cost, at the beginning of the Term.  If Tenant wants any other additional repairs or restoration and if Landlord consents thereto (which consent shall not be required for replacing improvements which Tenant placed on the Premises with Landlord’s prior consent), the same shall be done at Tenant’s expense subject to all of the provisions of Articles 8 and 9 hereof.

The provisions of this Lease, including this Article 12, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Project by fire or other casualty and no statute or regulation which is inconsistent with this Article 12, now or hereafter in effect, including without limitation. Section 1932(2) and 1933(4) of the California Civil Code, shall have any application to this Lease with respect to any damage or destruction to all or any part of the Premises or the Building.

13.  NONWAIVER

No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated.  No receipt of moneys by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Term or of Tenant’s right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

14.  CONDEMNATION

If the whole of or any substantial part of the Premises or common areas of the Building (which includes parking areas) is taken by any public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render (in Landlord’s reasonable judgment) the remaining portion of the Premises unsuitable for the purposes intended hereunder, then the Term of this Lease shall cease as of the day possession shall be taken by such public authority and Landlord shall make a pro rata refund of any prepaid Rent.  All damages awarded for such taking under the power of eminent domain or any like proceedings shall belong to and be the property of Landlord, and Tenant hereby assigns to Landlord its interest, if any, in said award.  In the event that fifty percent (50%) or more of the Building area or appurtenances or fifty percent (50%) or more of the value of the Building is taken by public authority under the power of eminent domain, then, at Landlord’s option, by written notice to Tenant mailed within sixty (60) days from the date possession shall be taken by such public authority, Landlord may terminate this Lease effective upon a date within ninety (90) days from the date of such notice to Tenant.  Further, if the whole or any part of the Premises is taken by public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render the remaining portion of the Premises unsuitable, in Tenant’s reasonable opinion, for the purposes intended hereunder, upon delivery of possession to the condemning authority pursuant to the proceedings, Tenant may, at its option, terminate this Lease as to the remainder of the Premises by written notice to Landlord.  Such notice is to be given to Landlord within thirty (30) days after Tenant receives notice of the taking.  Tenant shall not have the right to terminate this Lease pursuant to the proceeding sentence unless (i) the business of Tenant conducted in the portion of the Premises taken cannot, in Tenant’s reasonable judgment, be carried on with substantially the same utility and efficiency in the remainder of the Premises (or any substitute space, parking or other rights securable by Landlord pursuant to clause (ii) hereof); and (ii) Tenant cannot secure substantially similar (in Tenant’s reasonable judgment) alternate space, parking or other rights upon the same terms and conditions as set forth in this Lease (including rental) from Landlord in the Building.  Any notice of termination shall specify the date, no more than sixty (60) days after the giving of such notice as the date, for such termination.

Anything in this Article 14 to the contrary notwithstanding, Tenant shall have the right to prove in any condemnation proceedings and to receive any separate award which may be made for damages to or condemnation of Tenant’s moveable trade fixtures and equipment and for moving expenses; provided however, Tenant shall in no event have any right to receive any award for its interest in this Lease or for loss of leasehold.  Anything in this Article 14 to the contrary notwithstanding, in the event of a partial condemnation of the Building or Premises and this Lease is not terminated, Landlord shall, at its sole cost and expense, restore the Building and Premises to a complete architectural unit and the Base Rent provided for herein during the period from and after the date of delivery of possession pursuant to such proceeding to the termination of this Lease shall be reduced to a sum equal to the product of the Base Rent provided for herein multiplied by a fraction, the numerator of which is the fair market rent of the Premises after such taking and after the same has been restored to a complete architectural unit, and the denominator of which is the fair market rent of the Premises prior to such taking.

15.  ASSIGNMENT AND SUBLETTING

Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld in the case of an assignment or subletting (but which otherwise may be withheld arbitrarily):  (a) assign, convey or mortgage this Lease or any interest hereunder; (b) suffer to occur or permit to exist any assignment of this Lease or any lien upon Tenant’s interest herein, involuntarily or by operation of law; (c) sublet the Premises or any portion thereof; or (d) permit the use of the Premises by any parties other than Tenant and Tenant’s employees.  Any such action on the part of Tenant shall be void and of no effect.  Notwithstanding the foregoing, Tenant may, upon prior notice to Landlord, (i) sublet up to 5,000 square feet of the Premises to the State of California, Department of Motor Vehicles for providing automobile title transfer services to Tenant only, and (ii) sublet all or a portion of the Premises or assign this Lease to an Affiliate of Tenant.  For purposes hereof, an “Affiliate” shall mean (x) an entity which controls, is controlled by or is under common control with Tenant, or any successor by merger or consolidation with Tenant provided that the net worth and total assets of the successor corporation is not less than the net worth and the total assets, respectively, of Tenant immediately prior to such merger or consolidation or (y) any entity which purchases all or substantially all of the assets of Tenant, provided that the net worth of such purchasing entity is not less than the net worth of Tenant immediately prior to such purchase.  A subletting or assignment permitted under the preceding two (2) sentences shall be referred to herein as a “Permitted Transfer”.  Landlord’s consent to any assignment, subletting or transfer, or the occurrence of any assignment, subletting or transfer which does not require Landlord’s consent, shall not release the original Tenant from any covenant or obligation under this Lease.  Further, the consent of Landlord to any assignment, subletting or transfer shall not constitute a waiver of the right of Landlord to withhold its consent to any further assignment, subletting or transfer. Landlord may condition its consent upon execution by the subtenant or assignee of an instrument confirming such restrictions on further subleasing or assignment and joining in the waivers and indemnities made by Tenant hereunder.

If Tenant desires the consent of Landlord to an assignment or subletting, Tenant shall submit to Landlord at least thirty (30) days prior to the proposed effective date of the assignment or sublease a written notice which includes:

(a)           all documentation then available related to the proposed sublease or assignment (copies of final executed documentation to be supplied on or before the effective date in form identical in all substantive respects to that which is consented to by Landlord); and

(b)           sufficient information to permit Landlord to determine the identity, character and financial condition of the proposed subtenant or assignee and the intended use of the Premises or portion thereof by such proposed subtenant or assignee;

Landlord may withhold its consent to such assignment or subletting for reasons which include, but are not limited to, the following:

(a)           in the reasonable judgment of Landlord the subtenant or assignee is of a character or engaged in a business which is not in keeping with the standards maintained by Landlord in the Building;

(b)           in the reasonable judgment of Landlord the subtenant or assignee does not have a financial condition sufficient to satisfy its obligations with respect to its occupancy of the Premises or portion thereof;

(c)           in the reasonable judgment of Landlord the purpose for which the subtenant or assignee intends to use the subleased space is in violation of the terms of this Lease or the lease of any other tenant in the Building which prohibits such use; or

(d)           the proposed subtenant or assignee is an agency or instrumentality of any federal, state or local government or governmental authority.

Landlord shall have the right, but not the duty, to terminate this Lease as to that portion of the Premises which Tenant seeks to assign, sublet or convey, whether by requesting the consent of Landlord thereto or otherwise, if after such assignment, subletting or conveyance Tenant will occupy less than ten percent (10%) of the Rentable Area of the initial Premises.  Landlord may exercise such right to terminate by giving written notice to Tenant at any time prior to the written consent of Landlord to such assignment or sublease.  In the event Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of such portion of the Premises on the later of (a) the proposed date for possession of the Premises or portion thereof by such assignee or subtenant or (b) ninety (90) days after the date of Landlord’s notice of termination.  Notwithstanding the foregoing, if Landlord exercises its election to terminate the Lease under this paragraph with respect to such portion of the Premises, Tenant shall have the right, upon written notice given to Landlord within five (5) days after receiving Landlord’s notice of termination, to withdraw its request for such subletting or assignment, in which event Landlord’s election to terminate shall be revoked and this Lease shall remain in full force and effect.

In the event Landlord fails to exercise its right of termination as aforesaid in the preceding paragraph and Landlord consents to any assignment or sublease of any portion of the Premises, as a condition of Landlord’s consent, if Landlord so elects to consent, Tenant shall pay to Landlord fifty percent (50%) of all profit derived by Tenant from such assignment or sublease.  Tenant shall furnish Landlord with a sworn statement, certified by an independent certified public accountant, setting forth in detail the computation of profit (which computation shall include the amortization of Tenant’s costs over the term of the subletting or assignment at the interest rate specified in subsection 4A(iv)(c)(i) of this Lease and shall otherwise be based upon generally accepted accounting principles), and Landlord, or its representatives, shall have access to the books, records, and papers of Tenant in relation thereto, and to make copies thereof.  Any rent in excess of that paid by Tenant hereunder realized by reason of such assignment shall be deemed an item of such profit.  If a part of the consideration for such assignment shall be payable other than in cash, the payment to Landlord shall be payable in accordance with the foregoing percentage of the cash and other non-cash considerations in such form as is satisfactory to Landlord.  Such percentage of Tenant’s profit shall be paid to Landlord promptly by Tenant upon Tenant’s receipt from time to time of periodic payments from such assignee or subtenant or at such other time as Tenant shall realize its profits from such assignment or sublease.

16.  SURRENDER OF POSSESSION

Upon the expiration of the term or upon the termination of Tenant’s right of possession, whether by lapse of time or at the option of Landlord as herein provided, Tenant shall forthwith surrender the Premises to Landlord in good order, repair and condition, ordinary wear excepted, and shall, if Landlord so requires, restore the Premises to the condition existing at the beginning of the Term, ordinary wear and tear excepted.  Any interest of Tenant in the alterations, improvements, and additions to the Premises (including without limitation all carpeting or floor covering) made or paid for by Landlord or Tenant shall, without compensation to Tenant become Landlord’s property at the termination of this Lease by lapse of time or otherwise and such alterations, improvements and additions shall be relinquished to Landlord in good condition, ordinary wear excepted.  At the termination of the Term or of Tenant’s right of possession, Tenant agrees to remove all alterations, improvements and additions required to be removed pursuant to Section 9 hereof and the following items of Tenant’s property:  office furniture, trade fixtures, office equipment and all other items of Tenant’s property on the Premises.  Tenant shall pay to Landlord, upon demand, the cost of repairing any damage to the Premises and to the Building caused by any such removal.  If Tenant shall fail or refuse to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost either by set-off, credit, allowance or otherwise, and Landlord, at its option, may accept the title to such property or at Tenant’s expense may (i) remove the same or any part in any manner that Landlord shall choose, repairing any damage to the Premises caused by such removal, and (ii) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person.

17.  HOLDING OVER

Tenant shall pay to Landlord as Rent a sum equal to 200% of the Rent herein provided during each month or portion thereof for which Tenant shall retain possession of the Premises or any part thereof after the termination of the Term or of Tenant’s right of possession, whether by lapse of time or otherwise, and also shall pay all damages sustained by Landlord, whether direct or consequential, on account thereof.  The provisions of this Article 17 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord at law or as provided herein.

18.  TENANT’S CERTIFICATE

The Tenant agrees that, from time to time not later than twenty (20) days after Tenant’s receipt of written request by Landlord, the Tenant or Tenant’s duly authorized representative having knowledge of those matters set forth in Exhibit “D” attached hereto and made a part hereof shall deliver to Landlord a completed Tenant’s Statement substantially in the form attached hereto as Exhibit “D,” it being intended that such Tenant’s Statement may be relied upon by any mortgagee of Landlord or by any other person, firm or entity to whom Landlord may further direct Tenant to address such Tenant’s Statement.  Tenant shall execute and deliver such completed Tenant’s Statement, and in the event Tenant fails so to do within such twenty (20) day period, Tenant shall be in default under this Lease.

19.  SUBORDINATION

This Lease (excluding Tenant’s rights under Article 36 to purchase the Building and Article 41 relating to the Offer Parcel) is subject and subordinate to all present and future ground or underlying leases of the Building and to the lien of any mortgages or trust deeds, now and hereafter in force against the Building or any of them or any part thereof, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds or the lessors under such ground lease or underlying leases require, in writing, that this Lease shall be superior thereto; provided, however, that this Lease will not be subordinate to future mortgages, trust deeds or ground or underlying leases unless the holder thereof agrees in a non-disturbance agreement that Tenant’s use and occupancy of the Premises (as the same may be expanded) shall not be disturbed so long as Tenant is not in default under this Lease.  Landlord represents that, as of the date of this Lease, there is no existing mortgage, trust deed or ground or underlying lease of the Building.  At Landlord’s request, Tenant shall execute a written Subordination, Non-Disturbance and Attornment Agreement (“SNDA”), in such form and content as may be reasonably acceptable to Landlord and Tenant provided by the holder of the subject mortgage, deed of trust or ground or underlying lease, to evidence and confirm the subordination of this Lease (but not Tenant’s rights under Article 36 of this Lease relating to the purchase of the Building and Article 41 relating to the Offer Parcel) or the superiority of this Lease to any such mortgage, deed of trust, or ground or underlying lease on the terms set forth in this Article 19.  If any mortgage shall be foreclosed or property encumbered thereby is transferred in lieu of foreclosure, or if any ground or underlying lease is terminated, then  (i) the liability of the mortgagee or trustee hereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Land and/or Building; and (ii) upon the request of the mortgagee, trustee or ground lessor, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale under any mortgage or the ground lessor.

20.  CERTAIN RIGHTS RESERVED BY LANDLORD

Landlord shall have the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant’s use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent and any other claim:

(a)           To change the Building’s name or, if required by any governmental or quasi-governmental authority having jurisdiction over the Building, to change the street address;

(b)           To install, affix and maintain any and all signs on the exterior and on the interior of the Building;

(c)           To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes, to enter upon the Premises, and during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant’s obligations hereunder, so long as the Premises are reasonably accessible and usable, Landlord shall give prior notice (which may be telephonic) before exercising these rights (except in the event of an emergency) and shall conduct such activities in a manner designed to minimize interference with Tenant’s business operations, but shall not be required to conduct such activities on an overtime basis;

(d)           To furnish door keys for doors in the Premises at the commencement of the Lease.  To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises.  Tenant agrees to purchase only from Landlord additional duplicate keys as required, to change no locks, and not to affix locks on doors without the prior written consent of Landlord.  Notwithstanding the provisions for Landlord’s access to Premises, Tenant relieves and releases the Landlord of all responsibility arising out of theft, robbery and pilferage.  Upon the expiration of the Term or of Tenant’s right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises;

(e)           To designate that window treatment shall be Building standard venetian blinds or curtains and to designate and approve, prior to installation, all types of additional window shades, blinds, or draperies;

(f)            To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building (so as not to exceed the legal live load per square foot designated by the structural engineers for the Building), and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises without the prior written consent of Landlord.  Movements of Tenant’s property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building;

(g)           To close the Building after regular working hours and on Saturdays, Sundays and legal holidays subject, however, to Tenant’s right to admittance to the Premises under such regulations as Landlord may prescribe from time to time, which may include but shall not be limited to, a requirement that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and establish their right to enter or leave the Building. Such regulations may include, but shall not be limited to, the requiring of identification from Tenant’s employees, agents, clients, customers, invitees, visitors and guests.

(h)           To establish controls for the purpose of regulating all property and packages (both personal and otherwise) to be moved into or out of the Building and Premises;

(i)            To regulate delivery and service of supplies in order to insure the cleanliness and security of the Premises and to avoid congestion of the loading docks, receiving areas and freight elevators;

(j)            To show the Premises to prospective tenants at reasonable hours during the last twelve months of the Term, and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re-occupancy;

(k)           To erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises at reasonable locations; and

(l)            To enter the Premises at any reasonable time to inspect the Premises.

21.  RULES AND REGULATIONS

Tenant agrees to observe the rules and regulations for the Building attached hereto as Exhibit “E” and made a part hereof.  Landlord shall have the right from time to time to prescribe additional rules and regulations which, in its reasonable judgment, may be desirable for the use, entry, operation and management of the Premises and Building, each of which rules and regulations and any amendments thereto shall become a part of this Lease.  Tenant shall comply with all such rules and regulations provided, however, that such rules and regulations shall not contradict or abrogate any right or privilege herein expressly granted to Tenant.

22.  LANDLORD’S REMEDIES

If default shall be made in the payment of the Rent or any installment thereof in the payment of any other sum required to be paid by Tenant under this Lease or under the terms of any other agreement between Landlord and Tenant and such default shall continue for ten (10) days after written notice to Tenant (provided, however, that Landlord shall not be required to give Tenant notice or an opportunity to cure with respect to a monetary default after the first time in any one year period), or if default shall be made in the observance or performance of any of the other covenants or conditions in this Lease which Tenant is required to observe and perform and such default shall continue for thirty (30) days after written notice to Tenant (unless such non-monetary default by its nature is curable but cannot be cured within such thirty (30) day period, in which event, if Tenant commences and diligently prosecutes such cure within thirty (30) day period, Tenant shall have such additional period as is reasonably necessary to cure such default to completion, in no event, to exceed sixty (60) days after such notice to Tenant), or if a default involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant, or if the interest of Tenant in this Lease shall be levied on under execution or other legal process, or if any voluntary petition in Bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, or if any involuntary petition in Bankruptcy shall be filed against Tenant under any federal or state Bankruptcy or insolvency act and shall not have been dismissed within thirty (30) days from the filing thereof, or if a receiver shall be appointed for Tenant or any of the property of Tenant by an court and such receiver shall not have been dismissed within thirty (30) days from the date of his appointment, or if Tenant shall make an assignment for the benefit of creditors, or if Tenant shall admit in writing Tenant’s inability to meet Tenant’s debts as they mature, or if Tenant shall abandon or vacate the Premises during the Term, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon, at its option, may, with or without further notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

(a)           Landlord may terminate this Lease and the Term created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith, as damages, in addition to any other sums or damages for which Tenant may be liable to Landlord, a sum of money equal to the excess of the value of the Rent provided to be paid by Tenant for the balance of the Term over the fair market rental value of the Premises, after deduction of all anticipated expenses of reletting, for said period.  Should the fair market rental value of the Premises, after deduction of all anticipated expenses of reletting, for the balance of the term, exceed the value of the Rent provided to be paid by Tenant for the balance of the Term, Landlord shall have no obligation to pay to Tenant the excess or any part thereof or to credit such excess or any part thereof against any other sums or damages for which Tenant may be liable to Landlord.

(b)           Landlord may terminate Tenant’s right of possession and may repossess the Premises by forcible entry and detainer suit, by taking peaceful possession or otherwise, without terminating this Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord.  For the purpose of such reletting, Landlord is authorized to decorate, repair, remodel or alter the Premises.  If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in  this Lease for the balance of the Term.  If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of all decoration, repairs, remodeling, alterations and additions and the expenses of such reletting and of the collection of the rent accruing therefrom to satisfy the Rent provided for in this Lease, Tenant shall satisfy and pay the same upon demand therefor from time to time.  Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Article 22 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

(c)           Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations).

23.  EXPENSE OF ENFORCEMENT

The Tenant shall pay, upon demand, all Landlord’s costs, charges and expenses, including the fees and out-of-pocket expenses of counsel, agents and others retained by Landlord which are incurred in enforcing the Tenant’s obligations hereunder or which are incurred by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord, without the Landlord’s fault, to become involved or concerned.

24.  COVENANT OF QUIET ENJOYMENT

The Landlord covenants that the Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of the Tenant to be kept, observed, and performed, shall during the Term, peaceably and quietly have, hold and enjoy the Premises free from interference by Landlord subject, however, to the terms, covenants, conditions, provisions, and agreements of this Lease.

25.  SECURITY DEPOSIT

[INTENTIONALLY OMITTED]

26.  REAL ESTATE BROKER

Landlord and Tenant each represent that to each other that they have dealt with no broker or finder in connection with this lease, except Tenant’s dealings with and representation by Cushman & Wakefield of California, Inc., and insofar as they know, no broker or person other than Cushman & Wakefield of California, Inc. is entitled to any commission or finder’s fee in connection with the transaction described in this Lease. Landlord agrees to and shall pay, and defend, indemnify and hold Tenant and the Building free and harmless from and against any and all obligations to pay a brokerage commission to Cushman & Wakefield of California, Inc. as a result of this Lease, and Landlord and Tenant agree to and shall each defend, indemnify, and hold the other party and its beneficiaries, employees, mortgagees, agents, their officers and partners, and the Building free and harmless from and against any and all loss, liability, damage, cost, claim or expense, specifically including but not limited to attorneys’ fees, incurred by reason of any claim arising out of the acts of the indemnifying party, or others on behalf of the indemnifying party, for a commission, finder’s fee, or similar compensation made by any broker, finder or party other than Cushman & Wakefield of California, Inc. claiming to have dealt or contracted with the indemnifying party relating to this Lease.  The representations and warranties contained in this Section shall survive the termination of this Lease.

27.  MORTGAGEE PROTECTION CLAUSE

Tenant agrees to give written notice of any default by Landlord to the holder of any mortgage, deed of trust or ground or underlying lease. Tenant agrees that, before it exercises any rights or remedies under the Lease, the lienholder or lessor shall have the right, but not the obligation, to cure the default within the same time, if any, given to Landlord to cure the default, plus an additional thirty (30) days, except that only an additional ten (10) days shall be permitted in the case of a default in the payment of money from Landlord to Tenant. Tenant agrees that this cure period for defaults not involving the payment of money from Landlord to Tenant shall be extended by the time necessary for the lienholder to begin foreclosure proceedings and to obtain possession of the Building as long as the lienholder:

(a)           Notifies Tenant, within thirty (30) days after receipt of Tenant’s notice, of the lienholder’s intention to effect this remedy; and

(b)           Institutes immediate steps to effect this remedy or institutes immediate legal proceedings to appoint a receiver for the Building or to foreclose on or recover possession of the Building within the thirty-day (30-day) period and thereafter prosecutes the remedy or legal proceedings to completion with due diligence and continuity.

28.  SEVERABILITY

If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, and each of such remaining terms and provisions of this Lease shall be valid and be enforced to the fullest extent permitted by law.

29.  HAZARDOUS MATERIALS

A.            Tenant shall not cause or permit any Hazardous Material (as defined in paragraph C below) to be brought, kept or used in or about the Building by Tenant, its agents, employees, contractors or invitees.  Tenant hereby indemnifies Landlord from any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all loss, damage, cost and/or expense (including, without limitation, diminution in value of the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorney’s fees, consultant fees, and expert fees) which arise during or after the term of this Lease as a result of such breach.  This indemnification of Landlord by Tenant includes, without limitation, cost incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Building which results from such a breach.  Without limiting the foregoing, if the presence of any Hazardous Material in the Building caused or permitted by Tenant results in any contamination of the Building, Tenant shall promptly  take all actions at its sole expense as are necessary to return the Building to the condition existing prior to the introduction of such Hazardous Material to the Building; provided that Landlord’s approval of such actions, and the contractors to be used by Tenant in connection therewith, shall first be obtained.

B.            It shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment, or subletting of the Premises if (i) the proposed transferee’s anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material; (ii) the proposed transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contamination of a property if the contamination resulted from such transferee’s actions or use of the property in question; or (iii) the proposed transferee is subject to any enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

C.            As used herein, the term “Hazardous Material” means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority or the United States Government.  The term “Hazardous Material” includes, without limitation, any material or substance which is (i) defined as a “hazardous waste,” “extremely hazardous waste,” or “restricted hazardous waste” or similar term under the law of the jurisdiction where the property is located or (ii) designated as a “hazardous substance” pursuant to Section 311 of the Federal Water Pollution  Control Act (33 U.S.C. § 1317), (iii) defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and  Recovery Act, 42 U.S.C. § 6901 et seq. (42 U.S.C. § 6903), (iv) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 99601 et seq. (42 U.S.C. § 9601).

D.            As used herein, the term “Laws” means any applicable federal, state, or local laws, ordinances, or regulations relating to any Hazardous Material affecting the Building, including, without limitation, the laws, ordinances, and regulations referred to in paragraph C above.

E.             Landlord and its employees, representatives and agents shall have access to the Building during reasonable hours and upon reasonable notice to Tenant in order to conduct periodic environmental inspections and tests of Hazardous Waste contamination of the Building.

F.             Landlord represents that, to Landlord’s knowledge, the parcel of land upon which Building and Premises are to be located do not, as of the date hereof, contain any Hazardous Materials in violation of applicable Laws.

30.                               MISCELLANEOUS

A.                                   Rights Cumulative.

All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

B.                                     Overdue Amounts-Rent Independent.

Any installment of Base Rent, Additional Rent, or other charges to be paid by Tenant accruing under the provisions of this Lease, which shall not be paid when due, shall bear interest at the rate of four percent (4%) over the Prime Rate of interest from time to time from the date when the same is due until the same shall be paid, but if such rate exceeds the maximum interest rate permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances.  Tenant covenants that the obligation to pay the Base Rent, Additional Rent or any other charges hereunder are independent of any other covenant, condition, provision or agreement herein contained.

C.                                     Terms.

The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.

D.                                    Binding Effect.

Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of the Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary  to the provisions of Article 15 hereof.

E.                                      Lease Contains All Terms.

All of the representations and obligations of Landlord are contained herein and in the Work Letter attached hereto as Exhibit “C,” and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon the Landlord unless in writing signed by Landlord or by duly authorized agent of Landlord empowered by a written authority signed by Landlord.

F.                                      Delivery for Examination.

Submission of the form of the Lease for examination shall not bind Landlord  in any manner, and no Lease or obligations of the Landlord shall arise until this instrument is (i) signed by both Landlord and Tenant and (ii) delivered to each.

G.                                     No Air Rights.

No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

H.                                    Intentionally Deleted.

I.                                         Tenants Claims.

Any claim which Tenant may have against Landlord for default in performance of any of the obligations herein contained to be kept and performed by Landlord shall be deemed waived unless (i) such claim is asserted by written notice thereof to Landlord within twelve (12) months of commencement of the alleged default or of accrual of the cause of action and (ii) unless suit be brought thereon within twenty-four (24) months subsequent to the accrual of such cause of action.

J.                                        Intentionally Deleted.

K.                                    Transfer of Landlord’s Interest.

Tenant acknowledges that Landlord has the right to transfer its interest in the Building and in this Lease and the Work Letter, and Tenant agrees that in the event of any such transfer occurring after the Commencement Date, Landlord shall automatically be released from all liability under this Lease and the Work Letter and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder and thereunder.  Tenant further acknowledges that Landlord may assign its interest in this Lease and the Work Letter to a mortgagee(s), trust deed holder(s) or lessor(s) of ground or underlying lease(s) as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder or thereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder and thereunder.

L.                                      Landlord’s Title.

Landlord’s title is and always shall be paramount to the title of Tenant.  Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of the Landlord.

M.                                 Recording.

This Lease shall not be recorded.  Landlord and Tenant shall execute and deliver a “Memorandum of Lease and Options to Purchase and Right of Offer” in the form attached hereto as Exhibit “F” at such time as the conditions or contingencies set forth in Sections 1B and 1C of this Lease have been satisfied, have been waived by Tenant or have expired, and Tenant thereafter may elect, in Tenant’s sole discretion and at Tenant’s sole expense, to record such Memorandum in the Office of the Solano County, California Recorder of Deeds.

N.                                    Captions.

The captions of paragraphs, subparagraphs and Articles are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such paragraphs, subparagraphs or Articles.

O.                                    Covenants and Conditions.

All of the covenants of Tenant hereunder shall be deemed and construed to be “conditions”, if Landlord so elects, as well as “covenants” as though the words specifically expressing or imposing covenants and conditions were used in each separate instance.

P.                                      Only Landlord/Tenant Relationship.

Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

Q.                                    Application of Payments.

During any period in which Tenant is in default under this Lease, Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant’s designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts, as Landlord, in its sole discretion, may elect.

R.                                     Definition of “Landlord”.

All indemnities, covenants and agreements of Tenant contained herein which inure to the benefit of Landlord shall be construed to also inure to the benefit of Landlord’s directors, officers, shareholders, agents and employees.

31.                               NOTICES

All notices to be given under this Lease shall be in writing and shall be deemed to have been given when delivered personally, one (1) business day after being deposited with a nationally recognized overnight courier, or two (2) business days after being deposited in the United States mail, certified or registered with return receipt requested, postage prepaid, addressed as follows:

(a)  If to Landlord:

c/o Quadrangle Development Company

2121 Waukegan Road, Suite 100

Bannockburn, Illinois 60015

Attn:  Christopher Noon

with a copy to:

H.J. Shein, Inc.

6875 Enterprise Road

Glen Ellen, California 95442

Attn:  Harvey Shein

or to such other person or such other address as is designated in a notice by Landlord to Tenant.

(b)  If to Tenant:

Copart, Inc.

5500 East Second Street, 2nd Floor

Benicia, California 94510

Attn:  Legal Department

with a copy to:

Robert Binns, Esq.

3620 American River Drive, Suite 175

Sacramento, California 95864

or to such other person or such other address as is designated in a notice by Tenant to Landlord.

32.  TIME OF THE ESSENCE

Time is of the essence for each and every provision contained in the Lease.

33.  EXPANSION OPTION

Subject to the provisions hereinafter set forth, Landlord hereby grants to Tenant the option to lease additional space in the Building (the “Expansion Space”).

(a)           Provided that Tenant is not in default under this Lease, Tenant may, by delivery of written notice to Landlord on or before the date which is eighteen (18) full calendar months after the Commencement Date elect to lease the Expansion Space, which notice shall specify the number of square feet of additional Rentable Area desired to be leased by Tenant.  Tenant’s failure to elect to lease the Expansion Space on or before such date shall be deemed a waiver of Tenant’s rights under this Article 33.

(b)           The Expansion Space shall consist of up to the number of square feet of Rentable Area in the Building not constituting the Premises or leased to another tenant under subsection 33(d) hereof (including expansion options of each such other tenant), and shall be located on a floor or floors, and have a configuration mutually acceptable to Landlord and Tenant and designated by Landlord in a configuration which is typical for normal office use and leaves a remainder that is also sufficient in size and typical for normal office use.

(c)           If Tenant elects to lease the Expansion Space, the Expansion Space shall be added to and become a part of the Premises for all purposes under this Lease, except as follows:

(i)            The term of the demise of the Expansion Space shall commence on the date which is two (2) months following Landlord’s receipt of Tenant’s election notice (the “Expansion Date”) and shall expire simultaneously with the expiration or earlier termination of the Term of the Lease.

(ii)           Tenant’s Proportionate Share shall be increased by the percentage calculated by dividing the rentable square feet of the Expansion Space by the rentable square feet of the Building.

(iii)          The annual Base Rent rate per square foot of Rentable Area of the Expansion Space shall be equal to the Base Rent rate in effect from time to time with respect to the initial Premises.

(iv)          The Expansion Space will be accepted by Tenant in their then-existing “as-is” condition, except that Landlord shall provide Tenant with a construction allowance toward tenant improvements of up to $25.00 per square foot of the Expansion Space, which amount assumes a ten-year amortization period and an interest rate of eleven percent (11%) per annum, and, accordingly, shall be reduced with the passage of each month prior to the Expansion Date to reflect an amortization period which is less than ten years by the number of such months.  Such tenant improvements shall be constructed and such allowance (as reduced as aforesaid) shall be paid generally in conformance with the provisions set forth in the Work Letter attached to this Lease.

(d)   If, prior to the date which is eighteen (18) full calendar months after the Commencement Date, Landlord notifies Tenant in writing that it has received a good faith third party arms length request for proposal to lease space in the Building (an “RFP”) and Landlord intends to offer to rent space to the requesting party at a base rental rate of no less than $1.27 per month per square foot, triple net, including a tenant improvement allowance of no more than $25.00 per square foot, Landlord shall notify Tenant in writing of the terms of the proposed lease offer, including the rent, term of the proposed tenancy, and the tenant improvement allowance, and Tenant may elect to lease the offered space on the terms proposed by Landlord, but for a maximum initial term not to exceed five (5) years. If Tenant fails to exercise its expansion option hereunder with respect to the space which is the subject of such RFP response within ten (10) days after Landlord’s written notice to Tenant, Landlord may lease such space in accordance with the RFP at any time during the following six (6) month period and upon the execution of such lease the provisions of this Article 33 shall cease and terminate with respect to such leased space only (which lease(s) shall be referred to as “Other Leases”),  free of any right of Tenant under this Article 33.  If Tenant does exercise its option to lease Expansion Space set forth in an RFP, Landlord may not at any time submit to Tenant another RFP from the same prospective tenant.

34.  RIGHT OF NOTICE

From and after the date which is eighteen (18) full calendar months after the Commencement Date, Landlord agrees to respond promptly to requests made by Tenant from time to time inquiring as to the leasing activity regarding any vacant space in the Building and as to times of lease expirations regarding any leased space in the Building.  In addition, Landlord shall, as a matter of courtesy only, advise Tenant promptly of Landlord’s general intention to market such space for lease to prospective tenants, but nothing contained herein shall impose any liability on Landlord for a failure to so advise Tenant, it being understood that no legally binding obligation or duty shall be created by this provision.

35.  OPTION TO RENEW

(a)   If Tenant is not then in default hereunder beyond applicable notice and cure periods, then Tenant shall have the option to renew the Term of this Lease for three (3) successive five (5) year periods (each, a “Renewal Term”) commencing on the day next following the Term or prior Renewal Term, as applicable, and ending on the fifth (5th) anniversary thereof, by giving written notice of said renewal to Landlord not later than the date which is nine (9) calendar months prior to the Term or prior Renewal Term, as applicable, time being of the essence.

(b)   If the Term of this Lease is renewed, it shall be so renewed on the same terms and conditions then set forth in this Lease except that (i) the annual Base Rent during the Renewal Term shall be equal to the greater of (A) the “Prevailing Market Rental”, as determined in accordance with paragraph 35(d) below and (B) one hundred five percent (105%) of the annual Base Rent payable at the end of the initial Term (and subject to continuing escalations of five percent (5%) over the rate then in effect every second year thereafter); (ii) Landlord shall not be obligated to provide any additional tenant improvements or construction allowances with respect to the Renewal Term; and (iii) there shall be no further rights to extend the Term beyond the three (3) successive five (5) year periods specified herein.

(c)   It shall be a condition to Tenant’s exercise of the option to extend that both at the time of delivery of Tenant’s exercise notice and at the commencement of the Renewal Term that the Lease has not been assigned, except for a Permitted Transfer.  Any termination of this Lease or termination of Tenant’s right of possession to the Premises shall terminate all of Tenant’s rights to the option to renew.  The option to renew may be exercised only by, and may not be exercised by or for the benefit of any party other than, the named Tenant, or an Affiliate of Tenant in connection with a Permitted Transfer.

(d)   For purposes of this Lease, the “Prevailing Market Rental” shall be the Base Rent that the Premises would be expected to be leased for, for a five-year term commencing on the first day of the Renewal Term, in their then-existing condition, in an arms-length transaction between a willing landlord and tenant in the office market existing at the time such rate is established.  Such determination shall include consideration of (i) the size, location, area, view and nature and condition of the improvements in the Premises and (ii) other comparable leasing transactions in the geographical area in which the Premises is located, including renewals and new leases (with appropriate adjustments for different size premises and different length terms), and the rents, and tenant concessions in such transactions.

If Landlord and Tenant fail to agree as to the Prevailing Market Rental by the date which is eight (8) calendar months prior to the end of the Term or Renewal Term, as applicable, the Prevailing Market Rental shall be determined by binding arbitration, in accordance with the following provisions.

Within ten (10) days after the date described in the immediately preceding sentence, each party shall give written notice to the other party, specifying the name, address and professional qualifications of the person designated to act as arbitrator on its behalf.  The two (2) arbitrators shall, within ten (10) days after selection of the second arbitrator, select a third arbitrator.

All arbitrators appointed shall be real estate professionals with not less than ten (10) years of experience in the improved office building real estate rental market in the geographical area in which the Premises is located, and be devoting substantially all of their time to professional real estate work at the time of appointment, and be in all respects impartial and disinterested.

The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator, in the following manner:  (i) not later than twenty (20) days after the appointment of the third arbitrator, the first arbitrator and the second arbitrator (each acting independently and not in consultation) shall notify Landlord, Tenant and the third arbitrator in writing of his or her determination of the Prevailing Market Rental in a formal report, setting forth the supporting evidence and data which such arbitrator took into account in making such determination, and (ii) not later than ten (10) days after notification by the first and second arbitrators of their respective determinations, the third arbitrator shall notify Landlord and Tenant in writing of his or her determination of which Prevailing Market Rental determination, either that supplied by the first arbitrator or that supplied by the second arbitrator, more closely approximates the third arbitrator’s professional opinion of the accurate Prevailing Market Rental, which determination shall control, and such first or second arbitrator’s Prevailing Market Rental, as selected by the third arbitrator, shall constitute the Prevailing Market Rental for the purpose of determining the Base Rent for the Renewal Term.  Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of such party and the reasonable fees and expenses of the third arbitrator shall be borne equally by both parties.  If either party fails to appoint its arbitrator within the time above specified, or if the two (2) arbitrators so selected cannot agree on the selection of the third arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such second or third arbitrator, as the case may be, by application to any Judge of the Superior Court of the State of California, County of Solano, upon ten (10) days’ prior written notice to the other party of such intent.

36.  OPTIONS TO PURCHASE

A.                                   First Option.

(i)  Grant of First Option:  Landlord grants Tenant the exclusive right and option to purchase (the “First Option”) the Building (the “Option Parcel”), during the period commencing on the Effective Date of this Lease and ending on the date which is sixty (60) days prior to the Lease Commencement Date (the “First Option Exercise Period”), at the price set forth in the purchase agreement attached hereto as Exhibit “G” and made a part hereof by this reference (the “Purchase Agreement”).

(ii)  Exercise of First Option:  Provided that Tenant is not in default under this Lease beyond applicable notice and cure periods and the Lease is in full force and effect, Tenant may exercise the First Option at any time during the First Option Exercise Period by executing and tendering to Landlord the Purchase Agreement.  Upon receipt from Tenant of an executed copy of the Purchase Agreement, Landlord shall immediately execute and deliver to Tenant, and to Escrow Holder, a copy of the Purchase Agreement properly executed by Landlord.

(iii)  Consideration:  The consideration for the grant of this First Option is the execution of the Lease by Tenant.

(iv)  Automatic Termination:  If Tenant fails to exercise the First Option in accordance with its terms, and within the First Option Exercise Period, then the First Option only,  and the rights of Tenant under only the First Option shall automatically and immediately terminate without notice.

(v)  Assignability of First Option:  Tenant  may not assign its rights and obligations under this First Option to any party other than to an “Affiliate” of Tenant in connection with a “Permitted Transfer” of this Lease to such Affiliate, as said terms are defined in Article 15 of this Lease.

(vi)  Notices:  Any notice to be given or other document to be delivered by either party to the other relating to the First Option shall be in writing and sent pursuant to the provisions of Section 31 of the Lease.

B.                                     Second Option.

(i)  Grant of Second Option:  Landlord grants Tenant the exclusive right and option to purchase  (the “Second Option”) the Option Parcel during the period commencing on the Effective Date of this Lease and ending on the last day of the tenth month of the Lease Term (the “Second Option Exercise Period”), at the price set forth in the purchase agreement attached hereto as Exhibit “G” and made a part hereof by this reference (the “Purchase Agreement”).

(ii)  Exercise of Second Option:  Provided that Tenant is not in default under this Lease beyond applicable notice and cure periods and the Lease is in full force and effect, Tenant may exercise the Second Option at any time during the Second Option Exercise Period by executing and tendering to Landlord the Purchase Agreement.  Upon receipt from Tenant of an executed copy of the Purchase Agreement, Landlord shall immediately execute and deliver to Tenant, and to Escrow Holder, a copy of the Purchase Agreement properly executed by Landlord.

(iii)  Consideration:  The consideration for the grant of this Second Option is the execution of the Lease by Tenant.

(iv)  Automatic Termination:  If Tenant fails to exercise the Second Option in accordance with its terms, and within the Second Option Exercise Period, then the Second Option only, and the rights of Tenant under only the Second Option shall automatically and immediately terminate without notice.

(v)  Assignability of Second Option:  Tenant may not assign its rights and obligations under this Second Option to any party other than to an “Affiliate” of Tenant in connection with a “Permitted Transfer” of this Lease to such Affiliate, as said terms are defined in Article 15 of this Lease.

(vi)  Notices:    Any notice to be given or other document to be delivered by either party to the other relating to the Second Option shall be in writing and sent pursuant to the provisions of Section 31 of the Lease.

C.                                     Third Option.

(i)  Grant of Third  Option:  Landlord grants Tenant the exclusive right and option to purchase (the “Third Option”) the Option Parcel during the period commencing on the Effective Date of this Lease and ending on the last day of the twelfth (12th) month of the Lease Term (the “Third Option Exercise Period”), at the price set forth in the purchase agreement attached hereto as Exhibit “G” and made a part hereof by this reference (the “Purchase Agreement”).

(ii)  Exercise of Third Option:  Provided that Tenant is not in default under this Lease beyond applicable notice and cure periods and the Lease is in full force and effect, Tenant may exercise the Third Option at any time during the Third Option Exercise Period by executing and tendering to Landlord the Purchase Agreement.  Upon receipt from Tenant of an executed copy of the Purchase Agreement, Landlord shall immediately execute and deliver to Tenant, and to Escrow Holder, a copy of the Purchase Agreement properly executed by Landlord.

(iii)  Consideration:  The consideration for the grant of this Third Option is the execution of the Lease by Tenant.

(iv)  Automatic Termination:  If Tenant fails to exercise the Third Option in accordance with its terms, and within the Third Option Exercise Period, then the Third Option only, and the rights of Tenant under only the Third Option shall automatically and immediately terminate without notice.

(v)  Assignability of Third Option: Tenant may not assign its rights and obligations under this Third Option to any party other than to an “Affiliate” of Tenant in connection with a “Permitted Transfer” of this Lease to such Affiliate, as said terms are defined in Article 15 of this Lease.

(vi) Notices:  Any notice to be given or other document to be delivered by either party to the other relating to the Third Option shall be in writing and sent pursuant to the provisions of Section 31 of the Lease.

D.            Limitation.  Notwithstanding anything contained in this Lease to the contrary, upon Tenant’s exercise of the First Option, Second Option or Third Option, the other two options that were not exercised shall terminate and be null and void forever.

37.  PARKING

Tenant shall have the right during the Term to the use of, on a non-exclusive basis with other tenants or occupants of the Building, four (4) parking spaces for every 1,000 square feet of Rentable Area in the Premises, sized for normal passenger vehicles for no separate parking charge or fee other than the pass through of Taxes and Operating Expenses; provided, however, that Landlord shall have no liability for any reduction in parking caused by reason of a condemnation (or deed given in lieu thereof) or any other governmental action or requirement, but such waiver of liability shall not affect Tenant’s rights under Article 14 of this Lease.

38.  USE OF THE ROOF AND BUILDING STRUCTURE

Tenant shall have the non-exclusive right during the Term to use a portion of the roof of the Building and building structure for installation and use of (i) a microwave dish antenna subject to the prior technical and aesthetic approval of Landlord (which may be conditioned upon, among other things, being located within, and not being taller than, the screening walls around the mechanical equipment on the roof and not impairing access therein) and (ii) such other communications and associated equipment as Landlord may hereafter approve in writing in its sole discretion (collectively, the “Communication Equipment”).  Tenant shall have no obligation to pay Rent for such right, but Tenant shall, at its sole cost and expense, maintain any Communication Equipment in good condition and repair, and comply with the terms and conditions set forth on Exhibit “H” for use of the roof and building structure.

39.  GENERATOR PAD

Tenant shall have the right during the Term to use an outdoor area of approximately ten (10) feet by fifteen (15) feet (the “Pad Area”) in a location to be designated by Landlord for Tenant’s installation and use of a generator pad, a generator and an above-ground fuel tank (collectively, the “Generator Equipment”) subject to the prior technical and aesthetic approval of Landlord (which may be conditioned upon, among other things, being located within, and not being taller than, the screening walls which Landlord requires Tenant to install around the Generator Equipment). Tenant shall have no obligation to pay Rent for such right, but Tenant shall, at its sole cost and expense, maintain any Generator Equipment in good condition and repair, and comply with the terms and conditions set forth on Exhibit “I” for use of the Pad Area.

40.  SIGNAGE

(a)           During the Term, Tenant shall have the right to signage on the monument sign for the Building, identifying the name of Tenant and other tenants of the Building.  The lettering for such signage shall be installed and paid for by Landlord.

(b)   For so long during the Term as Tenant is leasing not less than sixty-six percent (66%) of the Rentable Area of the Building, if Tenant shall obtain, at Tenant’s sole cost and expense, all applicable approvals from the City of Fairfield, Tenant shall have the right to two (2) signs on the elevation of the Building facing the freeway, and two (2) additional signs on the elevation of the Building facing Business Center Drive; provided, however, that: (i) the design, size, content and location of such signage shall comply with the provisions of all covenants, conditions and restrictions affecting the Project and all applicable laws, codes and regulations and shall be subject to the approval of Landlord; (ii) such signage shall be installed by Landlord, and shall be paid for by Tenant within ten (10) days following demand by Landlord; (iii) Tenant shall be responsible for all costs of maintaining, repairing and insuring such signage; and (iv) Tenant shall, within ten (10) days following demand by Landlord, reimburse Landlord for all costs incurred by Landlord in the removal of such signage and the making of related repairs to the Premises upon the termination of this Lease or Tenant’s rights under this Article 40(b).

41.  RIGHT OF OFFER REGARDING ADJACENT LAND

(a)   Green Valley Land LLC is the owner (the “Parcel Owner”) of that certain parcel of land which is adjacent to the Building containing approximately 6.5 acres and shown on the Site Plan attached hereto as Exhibit “A” (the “Offer Parcel”).

(b)   During the first twenty-four (24) full months after the Commencement Date (the “Offer Period”), the Parcel Owner shall not sell the Offer Parcel without first having given Tenant written notice (the “Offer”) of the Parcel Owner’s intention to do so.  Such Offer shall contain the purchase price and other terms upon which the Parcel Owner intends to so offer the Offer Parcel to other prospective purchasers and shall constitute the Parcel Owner’s offer to Tenant to sell the Offer Parcel for the purchase price and upon the other terms contained in such Offer.

(c)   Tenant may accept such Offer by written notice delivered to the Parcel Owner no later than fourteen (14) days after Tenant’s receipt of  the Parcel Owner’s Offer.  If Tenant fails to so accept the Offer, the Parcel Owner may sell the Offer Parcel to another prospective purchaser on terms which are not substantially more favorable to such other purchaser than the terms of the Offer.  For purposes of this Lease, another offer shall be substantially more favorable than the Offer only if the purchase price is more than ten percent (10%) lower than the purchase price in the Offer.  If, in the Offer Period, the Parcel Owner elects to sell the Offer Parcel to a purchaser on terms which are substantially more favorable to such other purchaser than the terms of the Offer, the Parcel Owner must first re-offer the Offer Parcel to Tenant on such terms.  In the event the Parcel Owner re-offers the Offer Parcel to Tenant on such more favorable terms, Tenant shall accept, if at all, within seven (7) days of any such re-offering.

(d)   This Article 41 shall in no event constitute a covenant or a guarantee by Landlord or the Parcel Owner that the Offer Parcel will become available for purchase by Tenant at any time.

(e)   The term “sell”, as used in this Article 41, shall mean only the actual transferring or conveying of fee simple title to the Offer Parcel to a third party purchaser.  The term “sell” as used in this Article 41 shall not include (i) conveying the Offer Parcel to an Affiliate of Landlord (for purposes of this Article 41, the term “Affiliate” shall mean an entity which controls, is controlled by or is under common control with Landlord, or any successor by merger or consolidation with Landlord), (ii) granting a mortgage, deed of trust or similar interest in the Offer Parcel or (iii) a mortgage or deed of trust holder’s exercising rights under its mortgage or deed of trust, or transferring in lieu thereof.

(f)    Parcel Owner is an affiliate of Landlord and Parcel Owner acknowledges that adequate, good and valuable consideration exists for Parcel Owner’s obligations under this Article 41.

(g)   This Article 41 shall automatically expire upon expiration of the Offer Period and shall be of no force or effect with respect to any sale occurring after the Offer Period.

42.  LIMITATION ON LANDLORD’S LIABILITY

It is expressly understood and agreed by Tenant that none of Landlord’s covenants, undertakings or agreements are made or intended as personal covenants, and any liability for damage or breach or nonperformance by Landlord shall be collectible only out of Landlord’s interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord or Landlord’s partners, members, managers, directors, officers, shareholders, agents or any of its or their heirs, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Tenant.

LANDLORD:

GREEN VALLEY BUILDING 12 LLC, a Delaware limited liability company

By:	/s/ Harvey J. Shein
Name (print):	Harvey J. Shein
Title:	Authorized Member

TENANT:

COPART, INC., a California corporation

By:	/s/ Paul A. Styer
Name (print):	Paul A. Styer
Title:	Secretary

JOINDER

The undersigned hereby joins in the execution and delivery of this Lease for the sole purpose of agreeing to be bound by the provisions of Article 41 hereof.

PARCEL OWNER:

GREEN VALLEY LAND LLC,
a Delaware limited liability company

By: :	/s/ Harvey J. Shein
Name (print):	Harvey J. Shein
Title:	Authorized Member

EXHIBITS:	A.	Preliminary Site Plan
	B.	Outline Plans and Specifications
	C.	Work Letter
	D.	Sample of Tenant’s Certificate
	E.	Rules & Regulations
	F.	Memorandum of Lease and Option to Purchase and Right of Offer
	G.	Purchase Agreement
	H.	Rules and Regulations for Use of Communications Equipment
	I.	Rules and Regulations for Use of Pad Area
	J.	Pro Forma Policy [Leasehold]
	K.	Pro Forma Policy [Purchase Option]
	L.	Pro Forma Policy [Right of Offer Option]

EXHIBIT A

PRELIMINARY SITE PLAN

GREEN VALLEY CORPORATE PARK

PARCELS 1 THROUGH 4

OF LOT 9

[MAP]

EXHIBIT B TO LEASE FOR
GREEN VALLEY BUILDING 12
FAIRFIELD, CALIFORNIA

SHELL BUILDING SPECIFICATIONS

The Building specifications are in addition to drawings, including the Development Review drawings dated 10/18/01 attached hereto and made a part hereof, and those documents that are incorporated herein by reference as listed below:

PERMITS & FEES:

All permits and fees, whether normal or extraordinary, related to the Building Shell and Core Improvements, and any improvements required to obtain City of Fairfield Planning approval have been included in the “shell” cost.  Permits & Fees incurred for Tenant’s specific improvements shall be included as part of the Tenant Improvement Allowance.

STANDARD SITE IMPROVEMENTS:

DESIGN
Three-story building utilizing concrete tilt-up construction with an EFIS cornice on the 3rd story in accordance with site planning and design criteria of the current Uniform Building Code and City of Fairfield Planning Guidelines (both of which are incorporated by reference hereto and made a part hereof).  EFIS will be used on the third story either as the third floor element or on the cornice piece, and will be used for the mechanical roof screens.

All recommendations and requirements contained in the Geotechnical Investigation prepared by Lowney Associates dated August 24, 2001 (incorporated by reference hereto and made a part hereof) shall be followed.

Landlord shall retain Lowney Geotechnical to provide geotechnical observation, to review final drawings, and to test and report on soil conditions throughout construction.  A complete record of site observations by Lowney Associates shall be assembled at the completion of site work and provided to Copart at no additional cost.

In the event additional subgrade stabilization measures are required due to winter wet weather conditions, Landlord may, at its option, either pay said extra costs or delay the project for a reasonable period as is necessary to avoid the subgrade stabilization measures otherwise required by wet winter conditions.  Such a delay will be considered a force majeure delay for the purposes of the Lease.

1

ACREAGE AND APPROXIMATE BUILDING SIZE

	Gross	Usable	Rentable
First Floor:	34,328	27,144	29,883
Second Floor:	34,328	31,207	34,132
Third Floor:	34,550	32,160	35,135
Total SF:	103,206	90,511	99,150
Total Acreage:	6.65 acres subject to survey

INGRESS & EGRESS

Two points of ingress and egress shall be provided to the Building off of Business Center Drive.  A median cut shall be provided from Business Center Drive allowing left turns into the Building from west-bound traffic.  The Building may also include a shared drive entrance with the planned adjacent building to take advantage of the median cut.  The shared drive entrance drive will be built to its full width.

PARKING AREA CONSTRUCTION

Asphalt with concrete curbs, concrete curb and gutter wherever storm water will collect and flow adjacent to curb.  Curbs will be full (6” above AC and to subgrade below AC), except for areas that require a bio swale as required by the City of Fairfield for storm water retention purposes.

Striping and handicap signage is included.  Parking lot to be built per soils engineer recommendations as described in Geotechnical Investigation by Lowney Associates dated 8/24/01. Parking lots and drive isles will be 2.5” AC over 8” aggregate base rock (R-Value 5, Design Traffic Index of 4.0). Truck drive isle from nearest drive apron to loading area will be 3.5” AC over 13” aggregate base rock (R-Value 5, Design Traffic Index of 6).  Sanitary Sewer, Water and Storm Drainage lines will be sized per Uniform Plumbing Code recommendations.  Testing of the soil to insure compliance with the soil report will be provided by Lowney Associates at Landlord’s expense.

ELECTRICAL SERVICE
Minimum 3,000 AMP, 277/480 Volt, three phase, four wire service.

PARKING LOT LIGHTING
Designed to maintain the City of Fairfield security ordinance (incorporated by reference hereto and made a part hereof) requirement of 1-foot candle.

PEDESTRIAN LIGHTING
Low lighting fixtures at minimum lighting levels per City of Fairfield security ordinance.

2

LANDSCAPING/ EXTERIOR PATIO

Landscaping and Lawn Sprinkler: Complete landscaping and lawn sprinkler shall be designed and installed per City of Fairfield requirements and in accordance with all recommendations and requirements contained in the Lowney Associates Geotechnical Investigation dated August 24, 2001. Work shall include design, and corresponding fine grading, seed, sod, flowers, planting, shrubbery, sprinkler work, and trees in accordance with Schematic Landscape Plan L-1.

All areas shown on landscape plan as scored colored concrete shall be masonry pavers.

LOADING DOCK
A loading dock shall be supplied to the building per the site plan attached as an exhibit to the lease agreement.

STANDARD BUILDING SKIN:

VISION AREAS
Double pane 1” sealed insulated vision glass and single pane spandrel glass will be tinted blue with 14% coated reflective glass with aluminum mullion system with wallboard adapters at perimeter walls. Blue window frames will be painted with a high performance finish such as Kynar 500 or equal.

WALL PANELS

Site Cast Concrete Tilt-up, integral reveals, painted finish w/3rd floor to have EIFS elements or accents. Wall thickness and reinforcing to meet UBC and Seismic Zone 4 requirements (incorporated by reference hereto and made a part hereof). Glass on all floors will be set back more than 6 inches from the face of the concrete panel to provide a shadow effect.

ENTRANCE WINDOW-WALLS
Double pane “Low E” clear glass at entry wall and in the narrow stile entrance doors, (with concealed overhead closers).

ROOFING SYSTEM

A Johns Manville 4-ply built up or equivalent roof system with materials manufacturer to support a fifteen (15) year roof warranty.  Rigid insulation under the roof with a R-19 insulation value or Fairfield building code minimum (incorporated by reference hereto and made a part hereof), whichever is better.  Batt insulation under the steel deck will not be used.

STANDARD STRUCTURAL SYSTEM:	ON GRADE FLOOR SYSTEM Minimum 5” slab on grade. To UBC requirements and per soils engineer recommendations as described in Geotechnical Investigation by Lowney Associates Dated 8/24/01.

3

ELEVATED FLOOR SYSTEM

Steel beams and columns with web joists and metal deck, with concrete fill, 20 gage 2” steel deck and 2 1/2” concrete topping, 80-psf live load and 20-psi dead partition load. Total 100 psf live load.  Column spacing will be 42’ 6”.  Joists will be spaced at 7’ 6”.

Attached hereto and made a part hereof is a “Modified Reiher-Meister Scale”, which developer warrants is an accurate depiction of the vibration characteristics of the elevated floor system of the building at 7180 Koll Center Parkway, Pleasanton, California (“Representative Building”). Vibration for the building that is the subject of this Exhibit B will be in the in the upper end of the “slightly perceptible” range as measured by the “Modified Reiher-Meister Scale” and will have vibration characteristics that are equal to or better than that of the Representative Building as measured by the “Modified Reiher-Meister Scale”.

Developer represents that the Representative Building has maximum column spacing of 40’ 2” and joists with maximum spacing 6’ 4”.  Developer represents that the spacing of the columns and joists of the building will be greater than that of the Representative Building, and that the quality, methods, and materials of the construction of the elevated floor system for the building will be similar to that of the Representative Building.  Attached hereto and made a part hereof is the opinion of Nishkian Menninger dated October 24, 2001 regarding the vibration characteristics of the building’s elevated floor system.

ROOF SYSTEM
Insulated concrete fill (Mearlcrete or equal) over metal decking over open web joists. System to meet all UBC requirements.

STANDARD MISCELLANEOUS:	EXTERIOR DOORS/INTERIOR SHELL DOORS Hollow metal, 3’-0” x 8’-0” per leaf typical with 16 gauge welded frame and 16 gauge doors.

INSULATION
R-11, as required, exterior wall insulation to be compliant with title 24 requirements, and drywall (screw but not taped) on the perimeter walls is included.

FLOOR-TO-FLOOR HEIGHTS
Floor-to-floor dimensions: 1st -15’-0”, 2nd & 3rd - 14’-6”

CEILING HEIGHTS
First floor ceiling height: 10”-0”; Second & Third floor ceiling height: Minimum of 9’-0”.

4

CARPETING
Shall not have vinyl or waterproof backing or any other feature that would prevent it from “breathing”.

LOBBY:

Includes 2-story main lobby facing Business Center Drive and a single-story lobby facing I-80.  Both lobbies (and including the elevator lobby and extending to the electric closet and the washrooms on each side of the elevator lobby) will have 12” x 12” tile floor, w/ 6” accent base.  Both lobbies will have zolatone or vinyl wall covering.  The two-story lobby will have sheet rock ceiling soffits, and accent lighting.  28 feet of upgraded guardrail between 2nd floor elevator lobby and 2-story lobby.  No floor, wall or ceiling finishes included at the 2nd and 3rd floor elevator lobbies.

CENTER STAIR:	Center Stair to be fully enclosed w/ standard pan filled concrete stairs w/ painted rails. Flooring on stair to be carpeted with painted drywall walls and a T-bar ceiling at the 3rd floor.

STANDARD EXIT STAIRWAYS:

Pan-filled concrete stairs with painted rails. Side stairs to have painted walls with vinyl base only and STD T-bar ceiling.  Exit corridors from side stairs and from 1st floor elevator lobby to the back and side entrances to be 28 oz carpet, painted sheetrock walls and standard T-bar ceiling.

STANDARD TOILET ROOMS:

FLOORS
Please assume an allowance for material & labor of $10.00 per square foot for the cost of ceramic mosaic tile to be installed in the bathroom floors.  Tile to be selected from Dal-Tile 12 x 12 Dura Floor or equal.

WALLS

Please assume an allowance for material & labor of $10.00 per square foot for the cost of ceramic mosaic tile to be installed on the bathroom-wet walls to be height of the top of the toilet partitions over cement board, 5/8” water-resistant gypsum drywall on 3-5/8” studs to structure above.  3-1/2” acoustic batt insulation.  Accent wall painted with Benjamin Moore or equivalent.  Tile to be selected from Dal-Tile 4 1/2 x 4 1/2 Glazed Wall Tile Price Group 1 or equal.

ENTRY DOORS TO TENANT AND TOILET ROOMS
3’-0” x 8’-10” solid core, plain sliced white oak (clear finish), western integrated clear anodized aluminum frame, Schlage L series, dull chrome finish, concealed auto flush bolts for pairs.

5

CEILING
Painted smooth finish drywall, paint to match Benjamin Moore or equivalent.

TOILET COMPARTMENTS
Floor mounted partitions to be global Steel Products Corp. or equivalent.

PLUMBING FIXTURES
All plumbing fixtures shall consist of Eljer, Kohler, American Standard or equivalent quality.

MIRRORS
Vision quality mirrors above lavatories, full width and full height to ceiling, one interior per toilet room.

COUNTERTOPS
Countertop material shall be Corian.

STANDARD ELEVATORS AND CABS:	PASSENGER ELEVATOR

Two (2) Hydraulic, 100 fpm, 2,500lb. Capacity elevators. Cab height: 7’-0” with polished stainless steel ceiling with manufacturer’s standard downlighting. Cab returns, rails, base and doors: brushed stainless steel. Cab floor: carpet or stone to match lobby. Cab walls: plastic laminate panels.

MECHANICAL SCREEN
Acrylic plaster (EIFS) finish system or equivalent over metal decking and steel frame. Paint to match concrete panels. Angle bracing for supports.

HVAC EQUIPMENT:	HVAC

General System Description: The HVAC system shall be designed in accordance with the applicable ASHRAE and SMCNA design standards (both incorporated by reference hereto and made a part hereof).  The office areas shall be heated, air conditioned and ventilated through VAV rooftop units. A boiler system will be provided for future tenant hot water reheat.  These units will be sized and designed to meet California Title 24 requirements (incorporated by reference hereto and made a part hereof).  Exhaust shall be provided for all washrooms for a minimum system fan capacity of 2 cfm per square foot and at electrical floor distribution rooms.  Exhaust system shall include provisions for a future connection at each floor.  All roof-mounted mechanical equipment will be installed as base building items and shall be placed on the roof of the building and appropriately screened.  For the core, included items are: VAV boxes, piping, ductwork, energy management controls wiring, diffusers, and registers for a complete installation.  The vertical cooling ducts and horizontal spine of approximately 360 lineal feet of ductwork and hot water piping per floor shall be provided for future tenant improvement distribution.

6

The HVAC system will include rooftop package units that have electric cooling and gas heat with tonnage of cooling purchased for the occupancy of the entire building as part of the base building construction.  There will be three (3) rooftop units and the holes in the roof with steel bracing at these holes and curbs for the units are part of the shell cost.

Energy Management System: a central energy management direct digital control system shall be installed, Trane Tracer system or equal. If alternate is used, it will be a branded system, not a clone. The control panel for the boiler is included in the shell price. A computerized energy management system shall be provided for monitoring energy consumption and corresponding energy costs, control interlock between exhaust fans and VAV rooftop equipment, and control of all mechanical equipment.

PLUMBING:

PLUMBING
All sewer, domestic water and gas lines shall be installed per Uniform Building Code and Uniform Plumbing Code (both incorporated by reference hereto and made a part hereof). Janitor sinks shall be installed in the janitor’s closets on each floor. Primary system for roof drainage will be internal plumbing.  Back-up drainage shall be internally plumbed, or in the alternative, shall be overflow scuppers.

FIRE PROTECTION:	FIRE PROTECTION

Looped Fire Sprinkler System to be installed per code. A complete single source, multi-zone, wet pipe fire protection system shall comply with NFPA 13 (incorporated by reference hereto and made a part hereof). Sprinkler heads shall be semi-recessed.  The system shall be hydraulically calculated to provide minimum coverage for office light hazard occupancy of .1 over the most remote 1,500 square feet. Heads, turned up, will be installed in accordance with this standard. Backflow preventer, control valves, flow switch, electric bell, inspector’s check, fire department connection and associated fitting shall be furnished for a complete installation. The fire protection system will be able to accommodate a pre-action system for the Copart computer room. Any pre-action system shall be at Copart’s expense.

Fire Alarm: Furnish and install a code-required fire alarm system for core and shell.  System would be complete and include monitoring of duct smoke detectors, fire sprinkler system and connected to a 24 hour central monitoring station.  System would have an addressable fire control panel and be expandable.

ELECTRICAL SYSTEM:	ELECTRICAL SYSTEM
Provide a 277/480-volt, three phase, 4 wire, 3,000 Amp electrical service which can serve a 22 watt/sf building load. Utility company transformers to be on grade with bus duct

7

connection of not to exceed 10 feet.  Utility company primary conduit from transformer to property line will be sized per utility company requirements.  The main electrical room will supply an underground pull section, house meter and main circuit breaker, one (1) 277/480, a “K-13” transformer, and one (1) 120/208-volt house panel for serving core elements including elevators, exterior lighting and HVAC equipment, all of which will be wired and ready for use.  Main electrical room to be sized to accommodate space for future tenant meters.  One (1) 4” conduit will be provided for telephone service, and two (2) 4” conduit will extend to the public utility easement(s) for connection to data fiber optic service.  One (1) 4” conduit will extend from the emergency generator into the electric room.  The electrical room is designed to provide room for meters between the main service and the in-house panel. A meter for Copart is provided in the base building construction. A buss-duct connection will feed the electrical room.

Floor Electrical Distribution:  One 800-amp tenant meter section will be included in the Main Electrical room. Feeders will be run to each of the electrical rooms on the 3rd and 2nd floor to accommodate a tenant provided a 400-amp 280/477-volt panel on each floor.  That panel will be sufficient to accommodate future tenant improvement lighting loads, tenant transformer and a 400-amp 120/208 panel per floor.  All electrical rooms will be properly ventilated.

The building will establish as a standard, to be used by tenant contractor for tenant build out, that all tenant electrical panels shall be of one common manufacturer and a minimum of 42 circuits.  All 120/208-volt power panels shall be connected through “K-13” rated transformers.

FLOOR COMMUNICATION DISTRIBUTION:

Each building floor shall be provided with a communication closet that is properly ventilated and contains six (6) 4-inch sleeves to accommodate fiber optics, communication cabling, phone wiring, computer cabling, and all other low voltage requirement. Provide stacked communication closets. T1 Optics to be provided to building by Pacific Bell.

BUILDING SIGNAGE:

Tenant directory signage shall be provided in the lobby area of the building.  Tenant shall have the right to install additional signage on the building at Tenant’s sole expense in conformance with City of Fairfield Signage Guidelines (incorporated by reference hereto and made a part hereof). A lighted monument sign will be supplied at the drive entryway which will accommodate up to four tenants.

8

ATTACHMENT TO
EXHIBIT B TO LEASE FOR
GREEN VALLEY BUILDING 12
FAIRFIELD, CALIFORNIA

NISHKIAN MENNINGER

CONSULTING AND STRUCTURAL ENGINEERS SINCE 1919

October 24, 2001

Mr. Peter Copriviza

DEVCON CONSTRUCTION, INC.

690 Gibraltar Drive

Milpitas, CA 95035

Re:          Green Valley Corporate Park

                Fairfield, California

                NM Job No. 7032

Dear Mr. Copriviza

Over the past several days we have been in contact with you regarding the vibration characteristics of the proposed floor system for the above referenced project.  We have been requested to quantify the vibration characteristics of the floor system of our proposed building to a building, which has been built at 7180 Koll Center Parkway in Pleasanton California.

This building has been chosen because the floor construction is almost identical to the subject building.  That being steel joists manufactured by Vulcraft  with the floor system being steel metal deck with concrete fill.  The primary differences between the two buildings are the joist span and the spacing between the joists.  The existing building has a joist span of 40 feet 2 inches and the steel joists are spaced at 6 feet 4 inches.  The new building will have a joist span of 42 feet 6 inches and a spacing of 7 feet 6 inches.  To determine the vibration characteristics of the two buildings we analyzed these two floor systems using the Design Practice to Prevent Floor Vibration as published by the American Institute of Steel Construction.  These results were then plotted on a graph, which is known as the Modified Reiher-Meister Scale.  The graphs of these two structures are very similar in nature and both of the solutions fall within the area known as the upper half of the slightly perceptible range.  In reviewing the calculations used to graph our results the amplitude of the two floor systems are within 7% of one another with the proposed structure having slightly less amplitude.

It can be concluded from the results that since there is less amplitude in our proposed floor system that the vibration will be less noticeable than the floor system at Koll Center Parkway.  It is also our opinion that the vibration characteristics of the floor system of the proposed building will be similar or better than the existing building located at Koll Center Parkway.

Very truly yours,

NISHKIAN MENNINGER

/s/ Levon H. Nishkian
Levon H. Nishkian
President

[ILLEGIBLE]

1095 Folsom Street, San Francisco, CA 94103

Tel:(415) 541-9477  Fax:(415) 543-5071

NISHKIAN MENNINGER	DATE:	10/01
SAN FRANCISCO	ENG:	L.LIAO

FLOOR VIBRATION CALCULATIONS

Project:   Koll Center

beam or joist span:		40.00	ft	spacing:		6.33	ft	LL ☐		0.917
girder span:		27.33	ft	spacing:		36.25	ft	LL ☐		0.327
Deck depth:		2.00	inches
Topping depth:		2.50	inches
Joist or beam design live load:			0.917		x	80.00		psf =	73.40	psf
girder design live load:			0.600		x	80.00		psf =	48.00	psf
joist design live load =			464.5	plf
girder design live load =			1740.0	plf
1 min of joist = 26.767*WII*L^3/10^6 =					795.9 in^4
1 min of girder = 26.767*WII*L^3/10^6 =					950.8 in^4
		Deck				% x	partition x spacing			=
joist design dead load =			45.0		+	30	20.00		6.33	=	322.8 plf
girder design dead load =			45.0		+	30	20.00		36.25	=	1848.8 plf
joist dead+live =			787.4	plf
girder dead+live =			3588.8	plf

joist dead+0.1*live =			369.3	plf	xL beam =		14772	lb
girder dead+0.1*live =			2022.8	plf	xL girder =		55282	lb

max. deflection at joist= 5*W*L^4/384EI =					1.97 inches
max. deflection at girder= 5*P*L^3/162EI =					0.90 inches

Delta of joist = Lbm^3*1728/(96*E*?joist) =		4.99E-05 in/lb
Delta of girder = Lbm^3*1728/(96*E*?girder)		1.33E-05 in/lb

Calculating effective number Neff:
Effective depth of slab system de = topping + deck/2 =				3.5 inches
Neff = 2.97-0.0578xS/de + 2.56x10^(-8)*(Lj^/?j)^4 =				3.423
since Neff >=?, the following condition shall be checked:
oe/S =	0.045077	>		>0.018,ok		<0.208,ok
Lb^4/1 =	6.67E+07	>		>4.5*10^6,ok		<2.67*10^8,ok
Lb*12/s =	6.319115	>		>2,ok		<30,ok
The mid-flexibility =	2.12E-05

Calculating maximum amplitude (Aot) of the beam:
foundametal natural frequency fn = pi/2xsqr
fn =						3.6683	hz
from table 3 DLF =	0.5010
Aot = (DLFxL^3/(80xExit)/Neff)=						0.00877

Calculating maximum amplitude (Aot) of the girder:
foundametal natural frequency fn = pi/2xsqr
fn =						3.6696	hz
from table 3 DLF =	0.5010
Aot = (DLFxL^3/(80xExit)/Nett)=						0.00801

NISHKIAN MENNINGER	DATE:	10/01
SAN FRANCISCO	ENG:	L.LIAO

FLOOR VIBRATION CALCULATIONS

Project:   Koll Center

Calculating maximum amplitude (Aot) of the beam & girder:
foundametal natural frequency fn = pi/2xsqr
deflection of beam (dl+0.1LL)=	0.92 inches
deflection of girder (dl+0.1LL)=	0.51 inches
combined deflection = (de?da beam + delta girder)/1.3		1.10

fn =		2.9?43	hz
from table 3 DLF =	0.4960
Aot = (DLFxL^3/(80xExit)/Neff)=		0.00725

[CHART]

Fig. A.1 Modified Reiher-Meister Scale.

NISHKIAN MENNINGER	DATE:	10/01
SAN FRANCISCO	ENG:	L.LIAO

FLOOR VIBRATION CALCULATIONS

Project:  Green valley

beam or joist span:	42.50			ft	spacing:	7.50 ft		LL ?	0.865
girder span:	30.00			ft	spacing:	36.25 ft		LL ?	0.250
Deck depth:	2.00			inches
Topping depth:	2.?0			inches
Joist or beam design live load:				0.865	x	80.00	psf =		69.20 psf
girder design live load:				0.600	x	80.00	psf =		4?.00 psf
joist design live load =				519.0	plf
girder design live load =				1740.0	plf
1 min of joist = 26.767*WII*L^3/10^? =						1066.4 in^4
1 min of girder = 26.767*WII*L^3/10^6 =						1257.5 in^4
	Deck				% x	partition x spacing			=
joist design dead load =	45.0		+		30	20.00		7.50	=	382.5 plf
girder design dead load =	45.0		+		30	20.00		36.25	=	1848.8 plf
joist dead+live =	901.5	plf
girder dead+live =	3588.8	plf

joist dead+0.1*live =	434.4	plf			xL beam =	18462	lb
girder dead+0.1*live =	2022.8	plf			xL girder =	60683	lb

max. deflection at joist=5*w*L^4/384EI =					2.14			inches
max. deflection at girder=5*P*L^3/162EI =					1.06			inches

Delta of joist = Lbm^3*1728/(96*E*?joist)=					4.47E-05			in/lb
Delta of girder = Lbm^3*1728/(96*E*?girder)					1.33E-05			in/lb

Calculating effective number Neff:
Effective depth of slab system de = topping + deck/2 =					3.5 inches
Neff = 2.97-0.0578xS/de + 2.56x10^(-8)*(Lj^/?j)^4 =					3.108
since Neff >=1, the following condition shall be checked:
de/S =	0.038889	>		>0.018, ok		<0.208, ok
Lb^4/1 =	6.34E+07	>		>4.5*10^6, ok		<2.57*10^8, ok
Lb*12/s =	5.666667	>		>2, ok		<30, ok
The mid-flexibility =	2.1E-05

Calculating maximum amplitude (Aot) of the beam:
foundametal natural frequency fn = pi/2xsqr
fn =			3.4680	hz
from table 3 DLF =	0.5010
Aot = (DLFxL^3/(80xExit)/Neff)=			0.00864

Calculating maximum amplitude (Aot) of the girder:
foundametal natural frequency fn = pi/2xsqr
fn =		3.5025		hz
from table 3 DLF =	0.5010
Aot = (DLFxL^3/(80xExit)/Neff)=		0.00801

NISHKIAN MENNINGER	DATE:	10/01
SAN FRANCISCO	ENG:	L.LIAO

FLOOR VIBRATION CALCULATIONS

Project:  Green valley

Calculating maximum amplitude (Aot) of the beam & girder:
foundametal natural frequency fn = pi/2xsqr
deflection of beam (dl+0.1LL)=	1.03 inches
deflection of girder (dl+0.1LL)=	0.60 inches
combined deflection = (delda beam + delta girder)/1.3		1.25

fn =		2.7924	hz
from table 3 DLF =	0.4950
Aot = (DLFxL^3/(80xExit)/Neff)=		0.00724

[CHART]

Fig. A.1 Modified Reiher-Meister Scale.

EXHIBIT C TO LEASE FOR

GREEN VALLEY BUILDING 12

FAIRFIELD, CALIFORNIA

WORK LETTER

This is the Work Letter referred to in the foregoing Lease (the “Lease”) wherein COPART, INC., a California corporation (“Tenant”), has agreed to lease certain space from GREEN VALLEY BUILDING 12 LLC, a Delaware limited liability company (“Landlord”), in Green Valley Corporation Park.  All capitalized terms used herein shall have the respective meanings assigned to them in the Lease or in this Agreement.

Landlord and Tenant agree as follows:

1.             Landlord, at Landlord’s sole cost and expense, shall provide the work necessary to construct the Building to “Base Building” condition pursuant to Section 2 of the Lease.

2.             The material, hardware and equipment to be incorporated into the Premises pursuant to the TI Plans (as that term is hereinafter defined) are herein collectively referred to as the “TI Work.”  Subject to the provisions of this Agreement, Landlord shall proceed diligently to cause the TI Work to be completed in accordance with the terms and conditions of the Lease and this Work Letter.

3.             Tenant agrees to deliver to Landlord on or before April 1, 2002 singleline space plans for the Premises and architectural construction drawings (including (1) furniture plans showing details of space occupancy, (2) sprinkler locations, (3) reflected ceiling plans, (4) partition and door location plans, (5) data and telephone plans noting any special requirements, (6) fire safety systems, (7) detail plans, (8) finish plans and schedules, and (9) HVAC, electrical and plumbing plans) and specifications for the TI Work to be performed in the Premises which are acceptable to Tenant and sufficient in all respects for issuance of a building permit.  Such plans shall be subject to Landlord’s written approval, and if Landlord does not approve the same, Landlord shall advise Tenant generally of the changes required in such plans, drawings and specifications so that they will meet Landlord’s written approval.  Tenant shall deliver to Landlord within ten (10) days after Tenant’s receipt of such advice, revised architectural drawings and specifications noting the changes (the “TI Plans”).   Tenant has assured itself that the TI Plans can be delivered to Landlord as hereinabove required.  Landlord agrees to pay, or reimburse Tenant for, the cost of the TI Plans up to an amount not to exceed ten cents ($0.10) per square foot of Rentable Area in the Premises from Landlord’s own funds (and not the Allowance).

4.             Landlord shall hire the Base Building contractor (the “Contractor”) to be the general contractor for the TI Work.  The Contractor shall competitively bid all subcontracts over $25,000 for each item or category of items.

5.             The Commencement Date of the Lease shall not be affected or deferred on account of any delay in substantially completing the TI Work or its express obligations under the Lease which results from any of the following (each, a “Tenant Delay”):

(a)           Tenant’s failure to approve the final plans and specifications pursuant to Section 2(a) of the Lease; or

(b)           Tenant’s failure to furnish the TI Plans for the TI Work in accordance with Paragraph 3 hereof; or

(c)           Tenant’s failure to approve the cost of the TI Work within five (5) business days after receipt of notice thereof by Landlord; or

(d)           Tenant’s requests for materials, finishes or installations which have unreasonably long lead times and which may cause delays in the performance of any work by Landlord (Landlord agrees to notify Tenant of such long lead items upon Tenant’s request for such items); or

(e)           Tenant’s changes relating to or affecting the “Base Building” construction or changes in the TI Work or the TI Plans (notwithstanding Landlord’s approval of such changes); or

(f)            The performance of any work by Tenant or any person, firm, or corporation employed by Tenant; or

(g)           Any default by Tenant or its agents.

6.             Landlord shall provide a construction allowance (“Allowance”) of $25.00 per square foot of the Rentable Area of the Premises for costs of the TI Work. Tenant shall pay all costs of the TI Work in excess of the Allowance, which excess shall be paid as the first funds to be expended for the TI Work.  Amounts due to Landlord, its architects, engineers or contractors (including, without limitation, the Contractor) may be deducted from the Allowance by Landlord.  Landlord may also deduct from the Allowance costs of Tenant signage to be installed by Landlord.  Tenant shall have no right to any portion of the Allowance which has not been disbursed by Landlord within six (6) months following the Commencement Date.

7.             Any work or alterations to the Premises desired by Tenant not constituting the Work shall be subject to the provisions of the Lease except that no Allowance or other contribution shall be provided.

8.             Landlord will permit Tenant and Tenant’s agents, suppliers, contractors and workmen to enter the Premises on or about fifteen (15) days prior to substantial completion of the Work to enable Tenant to do such things as may be required by Tenant to make the Premises ready for Tenant’s occupancy (including installation of telephones, furniture and fixtures), provided that Tenant and its agents, contractors, workmen, and suppliers and their activities in the Premises and Building will not interfere with or delay the completion of the Work to be done by Landlord and will not interfere with other activities of Landlord or occupants of the Building.  Landlord shall have the right, on notice to Tenant, to cause Tenant or any such agent, contractor, workman or supplier to leave the Premises and the Building if Landlord determines that any such interference or delay has been or may be caused.  Without limiting the foregoing, Tenant acknowledges that Landlord may, at its discretion, bar the entry of any such agent, contractor, workman or supplier if such entry would cause labor problems or labor disharmony at the Building.  Tenant agrees that any such entry into the Premises shall be at Tenant’s own risk and Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant’s property or Tenant’s installations made in the Premises, and Tenant agrees to indemnify and save harmless Landlord, its affiliates, beneficiaries, partners and their respective agents from all liabilities, costs, damages, fees and expenses (including reasonable attorney’s fees) arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Premises.  In addition, prior to the initial entry to the Premises by Tenant and by each contractor or subcontractor for Tenant, Tenant shall furnish Landlord with policies of insurance covering Landlord as an insured party with such coverages and such amounts as Landlord may then reasonably require in order to insure Landlord against liability for injury or death or damage to property of Landlord or its tenants by reason of such entry and any activity or work carried on in or about the Premises.

2

9.             It is expressly understood and agreed by Tenant that none of Landlord’s covenants, undertakings or agreements are made or intended as personal covenants, and any liability for damage or breach or nonperformance by Landlord shall be collectible only out of Landlord’s interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord or Landlord’s partners, members, managers, directors, officers, shareholders, agents or any of its or their heirs, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Tenant.

GREEN VALLEY BUILDING 12 LLC, a Delaware limited liability company

By:	/s/ Harvey J. Shein
Name (print):	Harvey J. Shein
Title:	Authorized Member

TENANT:

COPART, INC., a California corporation

By:	/s/ Paul A. Styer
Name (print):	Paul A. Styer
Title:	Secretary

3

EXHIBIT D TO LEASE FOR

GREEN VALLEY BUILDING 12

FAIRFIELD, CALIFORNIA

TENANT’S STATEMENT

LEASE DATED:

LANDLORD:

TENANT:

DEMISED PREMISES:

Gentlemen:

The undersigned (“Tenant”), Tenant in and under the above-described Lease (“the Lease”), hereby confirms, as of the date hereof, the following:

1.             Tenant is in full and complete possession of the Premises demised to Tenant under the Lease (“Demised Premises”), such as possession having been delivered by the Landlord under the Lease and having been accepted by Tenant.

2.             The improvements and space in the Demised Premises required to be furnished by the terms of the Lease have been completed in all respects to the satisfaction of Tenant.

3.             All duties of an inducement nature required of the Landlord in the Lease have been fulfilled.

4.             The Lease is in full force and effect; there is no existing default on the part of the Landlord or Tenant or, to the best knowledge of Tenant, on the part of Landlord, in the terms thereof; and the Lease constitutes the entire rental agreement between Landlord and Tenant for the Demised Premises and has not been amended, modified, supplemented or superseded except as follows:

5.             The Tenant is not entitled to any credit, offset or deduction in rent which is not specified in the Lease; the Tenant does not now have or hold any claim against Landlord which might be set off or credited against future accruing rent; and Tenant will not prepay rent under the Lease except for current months and will not offset or withhold rent on account of any claims against Landlord.

6.             Tenant agrees to give current or any subsequent mortgage and or trust deed holder of the property of which the Demised Premises is a part (“Mortgagees”), by registered mail, a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has received notice of the address of such Mortgages.

7.             Tenant has received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Lease or the rents secured therein, except the assignment referred to in Section 6 and pursuant to the Assignment of Rents and/or Leases (the “Assignment”), from Landlord to (Lender) (herein called the “Assignees”).

8.             There are no actions, whether voluntary or involuntary, pending against the Tenant under the Bankruptcy Code of the United States or any state thereof.

9.             The term of the Lease commenced on ________________, the Rents provided in the Lease commenced to accrue on the ______ day of _________________, 200___, and the monthly rental currently due under the Lease is $_______________.

10.           Tenant [has/has not] duly exercised its right under Article 33 of the Lease to lease the Expansion Space.

11.           Tenant [has/has not] duly exercised its right under Article 35 of the Lease to renew the Term of the Lease for one or more Renewal Terms.

12.           Tenant [has/has not] duly exercised its right under Article 36 of the Lease to purchase the Option Parcel.

13.           Tenant [has/has not] duly exercised its right under Article 41 of the Lease to purchase the Offer Parcel.

14.           Tenant acknowledges that (Lender) has or is making a Mortgage Loan upon the property of which the Demised Premises is a part, and will rely hereon in connection therewith.

Dated:

By:

Name (print):

Title:

2

EXHIBIT E TO LEASE FOR

GREEN VALLEY BUILDING 12

FAIRFIELD, CALIFORNIA

RULES AND REGULATIONS

RULES AND REGULATIONS.  Tenant agrees to observe the rights reserved for Landlord in the Lease and agrees, for itself, its employees, agent, clients, customers, invitees and guests, to comply with the following rules and regulations and with such reasonable modifications thereof and additions thereto as Landlord may make for the Building.

 (a) Any sign, lettering, picture, notice, or advertisement installed within Tenant’s Premises which is visible to the public from within the Building shall be installed at Tenant’s cost and in such manner, character and style as Landlord may approve in writing.  No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in any position so as to be visible from outside the Building or from the atrium areas, if any, of the Building.

 (b) [Intentionally Omitted].

 (c) Tenant, its customers, invitees, licensees, and guests shall not obstruct sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in and about the Building.  Tenant shall not place objects against glass partitions or doors or windows or adjacent to any open common space which would be unsightly from the Building’s corridors or atriums or from the exterior of the Building, and will promptly remove the same upon notice from Landlord.

 (d) Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electrical or electronic devices or other devices that emit sound waves which are dangerous to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building elsewhere, and shall not place or install any projections, antenna, aerials or similar devices inside or outside of the Premises.

 (e) Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building, and shall exhibit, sell or offer to sell, use, rent, or exchange any occupancy of the Premises or service in or from the Premises unless ordinarily embraced within the Tenant’s use of the Premises as specified in its Lease.

 (f) Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building, and shall refrain from attempting to adjust any controls.  Tenant shall keep public corridor doors closed.

 (g) Door keys for doors in the Premises will be furnished at the commencement of the Lease by Landlord.  Tenant shall not affix additional locks on doors and shall purchase duplicate keys only from Landlord.  When the Lease is terminated, Tenant shall keep public corridor doors closed.

 (h) Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

 (i) Peddlers, solicitors and beggars shall be reported to the office of the Building or as Landlord otherwise requests.

 (j) Tenant shall not install and operate machinery or any mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises without the written permission of the Landlord.

 (k) No person or contractor not employed by landlord shall be used to perform window washing, cleaning, decorating, repair or her work in the Premises.

 (l) Tenant shall not, and Tenant shall not permit or suffer anyone to:

(1) Cook in the Premises

(2) Place vending or dispensing machines of any kind in or about the Premises;

(3) At any time sell, purchase or give away, or permit the sale, purchase or gift of, food in any form.

However, with prior written consent of Landlord, such activities may be permitted in lounges or other facilities designated for this purpose.  Landlord hereby consents in principle to Tenant’s placing vending machines in lounges or other facilities in the Premises for the sale of unheated food and/or beverages to employees of Tenant and consents to Tenant’s placing and use of microwave ovens in such lounges and other facilities in the Premises.

 (m) Tenant shall not:

 (1) Use the Premises for lodging or for any immoral or illegal purposes;

 (2) Use the Premises to engage in the manufacture or sales of, or permit the use of, any spirituous, fermented, intoxicating or alcoholic beverages on the Premises;

 (3) Use the Premises to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the Premises.

 (n) In no event shall any person bring into the Building inflammables such as gasoline, kerosene, naphtha, and benzene, or explosives or firearms or any other article of intrinsically dangerous nature.  If by reason of the failure of Tenant to comply with the provisions of this paragraph, any insurance not covering the items aforesaid, Landlord shall have the option to either terminate the Lease or to require Tenant to make immediate payment for the whole of the increased insurance premium.

 (o) Tenant shall comply with all applicable federal, state and municipal laws, ordinances and regulations and building rules, and shall not directly or indirectly make any use of the Premises which may be prohibited thereby or which shall be dangerous to person or property or shall increase the cost of insurance or require additional insurance coverage.

 (p) If Tenant desires signal, communication, alarm or other utility or service connection installed or changed the same shall be made at the expense of Tenant, with approval and under direction of Landlord.

 (q) Tenant shall comply with any and all other rules and regulations from time to time posted in and about the common areas of the Building or the parking area.

 (r) No awning or other projection shall be attached to the outside walls of the Building.  No curtains, blinds, shades or screens visible from the exterior of the Building or visible from the exterior of the Premises, shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior written consent of Landlord.  Such curtains, blinds, shades screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved Landlord.

 (s) The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than for which they were constructed and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein.  All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.  No person shall waste water by interfering or tampering with the faucets or otherwise.

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 (t) No electric circuits for any purpose shall be brought into the leased premises without Landlord’s written permission specifying the manner in which same may be done.

 (u) No bicycle or other vehicle, and no dog or other animal shall be allowed in offices, halls, corridors, or elsewhere in the Building.

 (v) Tenant shall not throw anything out of the door or windows, or down any passageways or elevator shafts.

 (w) All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways and freight elevators provided for such purposes and indicated by Landlord.  Tenant shall be responsible for any damage to the Building or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

 (x) All safes, equipment or other heavy articles which exceed the design loadings shall be carried in or out of the Premises only at such time and in such manner as shall be prescribed in writing by Landlord, and Landlord shall in all cases have the right to specify the property position of any such safe, equipment or other heavy article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the Premises or the Building in which they are located, or to other tenants or occupants of the Building.  Tenant shall be responsible for any damage to the Building or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

 (y) Tenant, its servants, employees, customers, invitees and guests shall, when using the common parking facilities in and around the Building, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines.  Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked in a no parking zone.  All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles.  No vehicles shall be parked overnight.

 (z) At all times the Building shall be under the dominion and control of the Building’s Managing Agent and such Managing Agent shall control how (a) persons may enter the Building only in accordance with Landlord’s regulations, (b) persons entering or departing from the Building may be questioned as to their business in the Building, and the right is reserved to require the use of an identification card or other access device and the registering of such persons as to the hour of entry and departure, nature of visit, and other information deemed necessary for the protection of the Building, and (c) all entries into and departures from the Building will take place notwithstanding, Landlord shall not be liable for any lack of security in respect to the Building whatsoever.  Landlord will normally not enforce clauses (a), (b), and (c) above from 7:00 a.m. to 6:00 p.m., Monday through Friday, and from 8:00 a.m. to 1:00 p.m. on Saturdays, but it reserves the right to do so or not to do so at any time at its sole discretion.  In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Building and the property therein.  Landlord shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Building of any person.

 (aa) Landlord reserves the right at any time and from time-to-time to rescind, alter or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Landlord’s judgment, for its best interest or for the best interest of the tenants of the Building.

 (bb) In the event that there is a conflict between these Rules and Regulations and the Lease, the provisions of the Lease shall take precedence and control, but these Rules shall be interpreted so as to be consistent with the terms of the Lease to the extent such interpretation is reasonable.

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EXHIBIT F TO LEASE FOR

GREEN VALLEY BUILDING 12

FAIRFIELD, CALIFORNIA

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Space Above This Line For Recorder’s Use Only

MEMORANDUM OF LEASE AND OPTIONS TO PURCHASE AND RIGHT OF OFFER

THIS MEMORANDUM OF LEASE AND OPTIONS TO PURCHASE (“Memorandum of Lease”) is made and entered into by and between Green Valley Building 12 LLC, a Delaware limited liability company (“Landlord”), and Copart, Inc., a California corporation (“Tenant”).

Lease:  Landlord leases to Tenant, and Tenant leases from Landlord, that certain approximately 69,267 square feet of Rentable Area on the 2nd and 3rd floors (“Premises”) of that certain commercial office building to be located in Green Valley Corporate Park in the City of Fairfield, County of Solano, State of California (“Building”) on the land more particularly described in the attached Exhibit “A”.  Said land and Building are collectively referred to herein as the “Property”.  The Lease of the Premises is on all of the terms and conditions set forth in that certain written lease agreement dated November ___, 2001 (“Lease”) between Landlord and Tenant, which is incorporated in this Memorandum of Lease by reference.  Landlord also grants to Tenant options to extend the term of the Lease, options to purchase the Property, and a Right of Offer Regarding Adjacent Land with respect to the sale of that certain real property more particularly described in the attached Exhibit “B” (the “Offer Parcel”), on the terms, and subject to the provisions of the Lease.

Term:  The initial term of this Lease (“Term”) shall be for a period of ten (10) years plus the partial month, if any, immediately following the Commencement Date of the Lease.

Renewal Options:  Tenant shall have three options to renew the Term for five (5) years each, for a total renewal period of up to fifteen (15) years.

Expansion Options:  Tenant shall have the option to expand the Premises on the terms, and subject to the provisions, of Article 33 of the Lease.

First Option to Purchase:  Tenant has the option (“First Option”) to purchase the Property on the terms, and subject to the provisions, of Article 36 of the Lease, which may be exercised only during the period commencing on the Effective Date of the Lease and ending on the date which is sixty (60) days prior to the Lease Commencement Date, on the terms, and subject to the provisions of the Purchase Agreement attached to the Lease as Exhibit G.

Second Option to Purchase:  Tenant has the option (“Second Option”)to purchase the Property on the terms, and subject to the provisions of Article 36 of the Lease, which may be exercised only during the period starting on the Effective Date of the Lease and ending on the last day of the tenth month of the Lease Term, on the terms, and subject to the provisions of the Purchase Agreement attached to the Lease as Exhibit G.

Third Option to Purchase:  Tenant has the option (“Third Option”) to purchase the Property on the terms, and subject to the provisions of Article 36 of the Lease, which may be exercised only during the period commencing on the Effective Date of this Lease and ending on the last day of the twelfth (12th) month of the Lease Term, on the terms, and subject to the provisions of the Purchase Agreement attached to the Lease as Exhibit G.

Right of Offer:  Tenant has a right of offer with respect to the sale of the Offer Parcel on the terms, and subject to the provisions of Article 41 of the Lease, on or before the date which is twenty-four (24) full calendar months after the Commencement Date of the Lease.

Date of Term Commencement:  The Term of the Lease shall commence on a date evidenced by a Commencement Date Memorandum (“Commencement Date Memorandum”) which shall be executed by Landlord and Tenant and recorded in the records of the County Recorder of Solano County, California.  If said Commencement Date Memorandum is not recorded within a period of two (2) years after the final execution date of this Memorandum of Lease, this Memorandum of Lease shall terminate on said date and be of no further force or effect.

Assignment:  Tenant may assign Tenant’s rights and obligations under the Lease on the terms, and subject to the provisions, of Article 15 of the Lease, provided that no such assignment shall release Tenant of its obligations under the Lease.

Governing Law:  This Memorandum of Lease and the Lease are governed by the laws of the State of California.

Exhibits:  All Exhibits attached to this Memorandum of Lease, and referenced herein, are incorporated herein by reference.

No Modification:  This Memorandum of Lease does not modify or amend the provisions of the Lease.

Release; Partial Release:  Tenant hereby covenants and agrees to execute such further instruments or assurances as Landlord or Parcel Owner may reasonably request to evidence or confirm changes to this Memorandum of Lease, including, without limitation, confirmation of the expiration or termination of any of the rights referenced in this Memorandum of Lease.  Tenant shall indemnify, defend and hold Landlord and the Parcel Owner harmless from and against all loss, damage, cost and expense (including reasonable attorney’s fees and court costs) arising from Tenant’s breach of the foregoing covenant.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the dates hereinbelow set forth.

LANDLORD:		TENANT:

GREEN VALLEY BUILDING 12 LLC,		COPART, INC., a California corporation
a Delaware limited liability company

By:		By:
Its:		Its:
Dated:	, 2001	Dated:	, 2001

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JOINDER

The undersigned is the owner of the Offer Parcel and joins in the execution and delivery of this Memorandum of Lease for the sole purpose of subjecting the Offer Parcel to the provisions of Article 41 of the Lease.

PARCEL OWNER:
GREEN VALLEY LAND LLC,
a Delaware limited liability company

By:
Name (print):
Title:	Authorized Member

THIS DOCUMENT MUST BE EXECUTED IN THE PRESENCE OF A NOTARY PUBLIC

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STATE OF	)
	)	SS.
COUNTY OF	)

On ____________________, before me ______________________________, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

NOTARY SEAL
Notary Public

STATE OF	)
	)	SS.
COUNTY OF	)

On ____________________, before me ______________________________, personally appeared ________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

NOTARY SEAL
Notary Public

STATE OF	)
	)	SS.
COUNTY OF	)

On ____________________, before me ______________________________, personally appeared ________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

NOTARY SEAL
Notary Public

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EXHIBIT G TO LEASE FOR

GREEN VALLEY BUILDING 12

FAIRFIELD, CALIFORNIA

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is entered into effective the ___ day of ______, 20__ (the “Effective Date”), between, ________________________________ (“Seller”), and Copart, Inc., a California corporation (“Purchaser”).

Recitals

A.            Seller is the owner of that certain real property, together with the improvements, leases, and appurtenances associated therewith, legally described on Exhibit A attached hereto (the “Property”).

 B.           Purchaser is the tenant and Seller is the landlord under that certain Office Lease dated ______________, 2001 (referred to herein, collectively with any amendments thereto, as the “Lease”).  Capitalized terms which are used herein and defined in the Lease shall have the meanings given in the Lease.

C.            By exercise of those certain rights under Section 36 of the Lease, Seller is now obligated to sell and Purchaser is now obligated to purchase the Property on the terms and conditions in this Agreement.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are acknowledged, the parties agree as follows:

1.             SALE AND PURCHASE; ESCROW

1.1           Purchase and Sale. Purchaser agrees to purchase the Property on the terms and conditions set forth in this Agreement, and Seller agrees to sell the Property to Purchaser on the terms and conditions set forth in this Agreement.

1.2           Purchase Price.  The purchase price for the Property (“Purchase Price”) shall be a sum equal to:

1.2.1        One Hundred Sixty-Two and 00/100 Dollars ($162.00) multiplied by the number of square feet of Gross Measured Area (as hereinafter defined) contained in the Building if the Property is being purchased pursuant to the First Option under the Lease less a sum in the amount by which Twenty-Five Dollars ($25.00) per square foot of Rentable Area in the Building exceeds the amount per square foot of Rentable Area in the Building (up to Twenty-Five Dollars ($25.00) per square foot of Rentable Area) which Landlord documents that Landlord has incurred and paid for tenant improvements in the Building, plus an amount equal to the unamortized balance of Other Lease Costs (as hereinafter defined), amortized evenly over the initial term of the applicable Other Lease.  For purposes hereof, “Other Lease Costs” shall mean and include tenant improvement costs actually paid by Landlord relating directly to an Other Lease as permitted by the Lease, but only to the extent such tenant improvement costs actually paid by Landlord exceed the sum of  Twenty-Five Dollars ($25.00) per square foot of Rentable Area contained in the leased premises under such Other Lease, plus the actual and reasonable out-of-pocket expenses actually paid by Landlord in connection with each such Other Lease for brokerage commissions, space planning and legal expenses (excluding penalties and late fees arising from late payment thereof); or

1.2.2        One Hundred Sixty-Four and 00/100 Dollars ($164.00) multiplied by the number of square feet of Gross Measured Area contained in the Building if the Property is being purchased pursuant to the Second Option under the Lease less a sum in the amount by which Twenty-Five Dollars ($25.00) per square foot of

Rentable Area in the Building exceeds the amount per square foot of Rentable Area in the Building (up to Twenty-Five Dollars ($25.00) per square foot of Rentable Area) which Landlord documents that Landlord has incurred and paid for tenant improvements in the Building, plus an amount equal to the unamortized balance of Other Lease Costs (as hereinafter defined), amortized evenly over the initial term of the applicable Other Lease.  For purposes hereof, “Other Lease Costs” shall mean and include tenant improvement costs actually paid by Landlord relating directly to an Other Lease as permitted by the Lease, but only to the extent such tenant improvement costs actually paid by Landlord exceed the sum of  Twenty-Five Dollars ($25.00) per square foot of Rentable Area contained in the leased premises under such Other Lease, plus the actual and reasonable out-of-pocket expenses actually paid by Landlord in connection with each such Other Lease for brokerage commissions, space planning and legal expenses (excluding penalties and late fees arising from late payment thereof); or

1.2.3        One Hundred Fifty-Nine and 00/100 Dollars ($159.00) multiplied by the number of square feet of Gross Measured Area contained in the Building if the Property is being purchased pursuant to the Third Option under the Lease less a sum in the amount by which Twenty-Five Dollars ($25.00) per square foot of Rentable Area in the Building exceeds the amount per square foot of Rentable Area in the Building (up to Twenty-Five Dollars ($25.00) per square foot of Rentable Area) which Landlord documents that Landlord has incurred and paid for tenant improvements in the Building, plus an amount equal to the unamortized balance of Other Lease Costs (as hereinafter defined), amortized evenly over the initial term of the applicable Other Lease.  For purposes hereof, “Other Lease Costs” shall mean and include tenant improvement costs actually paid by Landlord relating directly to an Other Lease as permitted by the Lease, but only to the extent such tenant improvement costs actually paid by Landlord exceed the sum of  Twenty-Five Dollars ($25.00) per square foot of Rentable Area contained in the leased premises under such Other Lease, plus the actual and reasonable out-of-pocket expenses actually paid by Landlord in connection with each such Other Lease for brokerage commissions, space planning and legal expenses (excluding penalties and late fees arising from late payment thereof).

1.3           Payment of Purchase Price. The Purchase Price shall be paid by Purchaser to Seller as follows:

1.3.1        Contemporaneously with the execution of this Agreement by Seller, Purchaser shall deposit into Escrow (as such term is defined in Paragraph 1.4) in cash or by certified or cashier’s check made payable to Escrow Holder (as such term is defined in Paragraph 1.4) the sum equal to One Hundred Thousand Dollars ($100,000.00) (the “Deposit”) in immediately available funds as a deposit against Purchase Price. Such Deposit shall be held in an interest bearing account with interest accruing for the benefit of Purchaser until Close of Escrow (as such term is defined in Section 5.1).

1.3.2        The Deposit and the balance of the Purchase Price shall be paid by Purchaser to Seller in cash or other immediately available funds through on Close of Escrow.

1.4           Escrow.  To accomplish the sale and transfer of the Property, the parties will establish an escrow (the “Escrow”) with First American Title Insurance Company, ___________________,  Escrow Officer; telephone (916) 920-3100 (Escrow Holder).  If the Escrow Holder is unwilling or unable to perform, Seller shall designate another Escrow Holder.  Promptly following the Effective Date, the parties shall deposit with Escrow Holder a copy of this Agreement and each party will execute instructions to Escrow Holder that are consistent with this Agreement within five (5) days after the Effective Date. The Closing will occur at the offices of Escrow Holder, or at any other place and time mutually agreed on by the parties.

1.5           Seller’s Remedies. IN THE EVENT THE SALE OF THE PROPERTY AS CONTEMPLATED BY THIS AGREEMENT IS NOT CONSUMMATED BECAUSE OF A  DEFAULT BY PURCHASER, SELLER SHALL BE ENTITLED TO COMPENSATION FOR SUCH DETRIMENT; HOWEVER, IT IS EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN THE EXTENT OF THE DETRIMENT AND, TO AVOID

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THIS PROBLEM, PURCHASER AND SELLER AGREE THAT IF THIS TRANSACTION IS NOT CONSUMMATED BECAUSE OF A DEFAULT BY PURCHASER, SELLER SHALL BE ENTITLED TO RECOVER FROM PURCHASER LIQUIDATED DAMAGES IN THE AMOUNT OF THE PURCHASER’S DEPOSIT, PLUS ANY AND ALL ACCRUED INTEREST THEREON.  SAID AMOUNT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES’ BEST ESTIMATE OF SELLER’S DAMAGES IN THE EVENT OF A DEFAULT BY PURCHASER UNDER THIS AGREEMENT.  PURCHASER AND SELLER AGREE THAT THE SUM STATED HEREINABOVE AS AND FOR LIQUIDATED DAMAGES SHALL BE IN LIEU OF ANY OTHER RELIEF TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY VIRTUE OF THIS AGREEMENT OR BY OPERATION OF LAW AND SELLER WAIVES ANY AND ALL OTHER REMEDIES TO WHICH IT MAY OTHERWISE BE ENTITLED; PROVIDED, HOWEVER, THE FOREGOING LIMITATION SHALL NOT APPLY OR LIMIT ANY OF SELLER’S RIGHTS AND REMEDIES UNDER THE LEASE, WHICH LEASE AND TERMS SHALL REMAIN IN FULL FORCE AND EFFECT.  PAYMENT OF LIQUIDATED DAMAGES AS SET FORTH IN THIS PARAGRAPH 1.5 IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT INSTEAD, IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO SECTIONS 1671, 1676 AND 1677 OF THE CALIFORNIA CIVIL CODE.  THE PARTIES HAVE FREELY NEGOTIATED THE FOREGOING LIQUIDATED DAMAGES PROVISION IN GOOD FAITH AND AGREE AND ACKNOWLEDGE THAT SUCH DAMAGES ARE A REASONABLE ESTIMATE OF THE DAMAGES THAT WOULD BE REALIZED BY SELLER.    PURCHASER AND SELLER SPECIFICALLY ACKNOWLEDGE THE ACCURACY OF THE INFORMATION CONTAINED IN THIS PARAGRAPH AND THEIR AGREEMENT TO THE PROVISIONS OF THIS PARAGRAPH BY PLACING THEIR INITIALS HERE:

SELLER:	PURCHASER:

1.6           Purchaser’s Remedies. IN THE EVENT THE SALE OF THE PROPERTY AS CONTEMPLATED BY THIS AGREEMENT IS NOT CONSUMMATED BECAUSE OF A  DEFAULT BY SELLER, PURCHASER SHALL BE ENTITLED TO THE RETURN OF THE DEPOSIT AND ALL INTEREST ACCRUED THEREON WHILE IN ESCROW AND SHALL HAVE THE ADDITIONAL RIGHT TO PURSUE, FIRST, THE SPECIFIC PERFORMANCE OF THIS AGREEMENT, AND SECOND, IF THROUGH NO FAULT OF PURCHASER, THE RIGHT TO SPECIFIC PERFORMANCE OF THIS AGREEMENT IS NOT AVAILABLE TO PURCHASER, THE RIGHT TO RECOVER FROM SELLER DAMAGES AS PERMITTED BY CALIFORNIA LAW; PROVIDED, HOWEVER, THE FOREGOING LIMITATION SHALL NOT APPLY OR LIMIT ANY OF PURCHASER’S RIGHTS AND REMEDIES UNDER THE LEASE (OTHER THAN ARTICLE 36 THEREOF), WHICH LEASE AND TERMS SHALL REMAIN IN FULL FORCE AND EFFECT.  THE PARTIES HAVE FREELY NEGOTIATED THE FOREGOING LIMITATION ON REMEDIES IN GOOD FAITH.  PURCHASER AND SELLER SPECIFICALLY ACKNOWLEDGE THE ACCURACY OF THE INFORMATION CONTAINED IN THIS PARAGRAPH AND THEIR AGREEMENT TO THE PROVISIONS OF THIS PARAGRAPH BY PLACING THEIR INITIALS HERE:

SELLER:	PURCHASER:

2.             TITLE, SURVEY AND ASSIGNED CONTRACTS

2.1           Title to the Property shall be conveyed by Seller to Purchaser by grant deed (the “Deed”), subject to:  (i) liens to secure payment of real estate taxes and assessments not delinquent; (ii) those exceptions contained in the Pro Forma American Land Title Association Owner’s Extended Policy of Title Insurance attached as Exhibit “K” to the Lease, as updated as of the date on which the condition set forth in Section 1C of the Lease has been satisfied, has been waived by Tenant or has expired, whichever is first to occur (the “Updated Pro Forma Policy”); (iii) rights of Purchaser under the Lease and rights of tenants under any “Other Leases” (as defined in Article 33 of the Lease),

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as tenants only, provided that no tenant under any such Other Lease may be granted or have any right to purchase the Property; (iv) applicable zoning and use laws, ordinances, rules and regulations of any municipality, township, county, state or other governmental agency or authority; (v) any exceptions or matters created by, through or under Purchaser, its agents, employees or representatives; and (vi) all exceptions or matters approved or waived by Buyer as herein provided (collectively “Approved Exceptions”).

2.2           Seller shall cause to be delivered to Purchaser not later than thirty (30) days prior to the Closing Deadline (as hereinafter defined) a preliminary report of title issued by the Title Company in favor of Purchaser, covering the Property (the “Title Report”).  Purchaser shall have ten (10) days from receipt of the Title Report to notify Seller in writing of any objections Purchaser has to any matters shown or referred to in the Title Report, other than the Approved Exceptions.  Seller shall have thirty (30) days from receipt of such notice to cure such objections, except that monetary liens which are typically removed as a part of the Close of Escrow shall be removed, or, so long as the Title Company is willing to insure both Purchaser and Purchaser’s lender, if any, that such liens will not be collected out of or enforced against the Property, paid and discharged, at and as a part of the Close of Escrow (and released subsequent thereto).  Any such matter in the Title Report which Purchaser does not object to prior to the expiration of said ten (10) day period shall be deemed waived by Purchaser and shall be deemed to be a permitted exception to the status of Seller’s title and shall be included in any reference to the “Approved Exceptions” under this Agreement.  Seller shall use reasonable efforts in attempting to cure the objections to title to the Property, however, Seller is under no obligation to so cure such objections (other than exceptions created by Seller in violation of Section 2.6 below).  In the event Seller has not so cured the title objections prior to the expiration of said thirty (30) day period (except for monetary liens and other matters to be removed at Close of Escrow as aforesaid), Purchaser may, at its option, by notice given within five (5) days after the expiration of such thirty (30) day period, terminate this Agreement, or Purchaser may waive any objections that Seller has not so cured and take title as it then is, without any right of deduction or offset in the Purchase Price, and this Agreement shall continue in full force and effect.  Failure of Purchaser to give such notice of termination to Seller within such time shall be deemed a waiver of any such title objections not so cured.  In the event Purchaser elects to terminate this Agreement as a result of Seller’s failure to so cure such title objections, the parties hereto shall have no further obligations to one another, and the Deposit and income thereon shall be promptly returned to Purchaser.

2.3           Seller shall cause to be delivered to Purchaser not later than thirty (30) days prior to the Closing Deadline, at Seller’s sole cost, a survey of the Property certified to Purchaser and the Title Company which is sufficient for the title insurer to issue “extended coverage” over the general survey exceptions in the Owner’s Policy.

2.4           Seller shall assign to Purchaser upon Close of Escrow, if assignable, all existing service and other agreements which affect the Property, provided that such assignment will not result in a breach or default under the applicable agreement, may be completed without payment of any transfer fee or penalty and shall each be terminable by Purchaser, without penalty or charge, on no more than twelve (12) months’ prior notice (or, with respect to service and other agreements relating to the elevator and/or HVAC systems serving the Property, on no more than thirty-six (36) months’ prior notice) (hereinafter collectively called the “Assigned Existing Agreements”), which assignment of existing agreements shall be in the form attached as Exhibit “D” hereto and the Assigned Existing Agreements shall be listed therein.  All Assigned Existing Agreements shall be bona fide, arms-length agreements with third parties which are not affiliates of Seller.  The management agreement for the Property shall be terminated at the Close of Escrow and shall not be assigned to Purchaser. Seller shall also assign to Purchaser upon Close of Escrow the Lease and any Other Leases.

2.5           Seller and Purchaser shall execute and deliver an agreement (the “Assignment of Leases”), in the form attached hereto as Exhibit “C” wherein, among other things, the Seller shall assign to Purchaser all of the Seller’s rights and remedies, and the Purchaser shall assume the obligations, under the Lease and any Other Lease.  Seller and Purchaser shall also execute and deliver an agreement (the “Assignment of Contracts”) in the form attached hereto as Exhibit “D” wherein, among other things, the Seller shall assign to Purchaser all of the Seller’s

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rights and remedies, and the Purchaser shall assume the obligations, under the “Agreements”, as defined therein.  The obligations to be assumed by Purchaser under the Assignment of Leases and the Assignment of Contracts shall include, without limitation, payment when due of all Other Lease Costs and all tenant allowances under the Lease and any Other Leases which are unpaid as of the Close of Escrow.  Seller agrees to pay Other Lease Costs as they become due and payable.

2.6           Seller agrees that it shall not grant any interest in the Property after the date of the Lease, without the prior approval of Purchaser, except for: (i) monetary liens which are typically removed and/or paid and discharged as a part of the Close of Escrow provided that Seller shall not encumber the Property with mortgage financing in an amount greater than the Purchase Price or which contains a prohibition against prepayment, (ii) the Declaration of Protective Covenants and Conditions for Green Valley Corporate Park in the form delivered to Purchaser prior to the execution of the Lease, (iii) Other Leases, (iv) water, sewer, telecommunications and/or utility easements located within building and/or parking setback areas of the Property, (v) water, sewer, telecommunications and/or utility easements serving the Building, (vi) a joint access drive to serve the Building and the adjoining property, (vii) a Property Maintenance Agreement in the form delivered to Purchaser prior to execution of the Lease, and (viii) encumbrances which Seller is compelled by governmental authorities to record against the Property.

3.             PURCHASER’S CONDITIONS PRECEDENT TO CLOSING

3.1           Purchaser’s Conditions Precedent to Closing.  Purchaser’s obligation to purchase the Property from Seller is conditioned on the following conditions precedent (which conditions may only be waived by Purchaser):

3.1.1        The receipt by Purchaser on or before Close of Escrow, through Escrow, of evidence that First American Title Insurance Company (the “Title Company”) is ready, willing, and unconditionally able to issue and deliver to Purchaser, upon payment of Title Company’s regularly scheduled premium, an American Land Title Association Extended Form Owner’s Policy of Title Insurance, in the form of the Updated Pro Forma Policy, in the face amount of the Purchase Price, subject only to Approved Exceptions (“Owner’s Policy”).

3.1.2        The receipt by Purchaser from the each of the Other Tenants in the Property of an Estoppel Certificate in the general form of the Tenant’s Statement which Purchaser is required to deliver to Seller under the Lease, from which Purchaser can confirm that the Other Leases provided to Purchaser by Seller pursuant to the provisions of paragraph 2.5 of this Agreement have not been modified, and are in full force and effect (“Estoppel Certificates”).  Seller shall be responsible for requesting and using reasonable efforts to obtain the described Estoppel Certificates from each of the tenants in the Property.

3.1.3        Compliance by Seller, and at Close of Escrow, Seller being in compliance with each covenant in this Agreement in all material respects, and each of the warranties of Seller in this Agreement being true in all material respects.

3.2           Seller’s Conditions Precedent to Closing.  Seller’s obligation to sell the Property to Purchaser is conditioned on (which condition may only be waived by Seller), compliance by Purchaser, and at Close of Escrow, Purchaser being in compliance with each covenant in this Agreement in all material respects.

3.3           Good Faith Efforts.  Purchaser and Seller covenant to act in good faith and use due diligence to satisfy all conditions for which they are responsible.

4.             LIMITED SELLER WARRANTY

4.1           “As-Is” Sale. Except as those set forth in this Agreement, and as a material inducement to cause Seller to enter into this Agreement, Purchaser specifically represents, acknowledges, and agrees that Seller  is selling, and Purchaser is purchasing the Property “as-is with all faults”, and that Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from Seller, its agents, or brokers, as to any matters concerning the Property.

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4.2           Purchaser’s Release of Seller.   Notwithstanding any term or provision of this Agreement to the contrary, Seller shall not be liable for the breach of any representation or warranty set forth in this Agreement, or otherwise, to the extent that such breach relates to a factual matter pertaining to the Property of which Purchaser has acquired actual knowledge in the course of occupying the Property or its due diligence hereunder if Purchaser proceeds to Close of Escrow notwithstanding such knowledge.

4.3           Survival.  The representations, warranties, waivers, releases and covenants of this Section 4 shall survive the Closing of the Escrow and the delivery of the Grant Deed.

5.             CLOSING

5.1           Closing Deadline.  The Grant Deed shall be recorded and the Property transferred from Seller to Purchaser concurrently with the payment of the Purchase Price to Seller (“Close of Escrow”) on or before a date determined as follows (“Closing Deadline”):

5.1.1        The Closing Deadline for the First Option shall be the tenth business day after the Commencement Date of the Lease.

5.1.2        The Closing Deadline for the Second Option shall be no sooner than ten (10) days after the Commencement Date of the Lease, and no later than sixty (60) calendar days after the date of execution of this Agreement by Purchaser in accordance with Section 36(b) of the Lease.

5.1.3        The Closing Deadline for the Third Option shall be no sooner than one (1) year after the Commencement Date under the Lease and, no later than sixty (60) calendar days after the date of execution of this Agreement by Purchaser in accordance with Section 36(c) of the Lease.

5.2           Close of Escrow.  When Title Company has notified Escrow Holder that it is prepared (subject only to recordation of the Grant Deed and any other instruments to be recorded) to issue the Owner’s Policy and when Escrow Holder is otherwise prepared to comply with these escrow instructions, it shall close Escrow by:

5.2.1        Recording the Grant Deed and any other instruments to be recorded;

5.2.2        Delivering to Seller the Purchase Price, less any amount due from Seller pursuant to this Agreement, by wire transfer of funds;

5.2.3        Delivering to Purchaser the Grant Deed, the Nonforeign Affidavit, the 597-W Withholding Exemption Certificate, and causing the Title Company to issue and deliver to Purchaser the Owner’s Policy;

5.2.4        Immediately following the Close of Escrow, Escrow Holder shall deliver to Purchaser and Seller a closing statement showing the application of all funds received and disbursed;

5.2.5        Delivering the Owner’s Policy to Purchaser no later than twenty (20) business days after recording the Grant Deed; and

5.2.6        To the extent the transaction contemplated by this Agreement involves a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), Escrow Holder shall have sole responsibility to comply with the requirements of Section 6045 of the Internal Revenue Code (and any similar requirements imposed by state or local law).

5.3           Closing Deposits.

On or before Close of Escrow, Seller and Purchaser shall deposit with Escrow Holder the following documents and funds and shall close Escrow as follows:

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5.3.1        Seller’s Deposits.  Seller shall deposit with Escrow Holder the following:

5.3.1.1           Deed. An original executed and acknowledged grant deed conveying the Property to Purchaser in a form prepared by Seller and approved by Purchaser, which approval shall not be unreasonably withheld (“Grant Deed”);

5.3.1.2           Nonforeign Affidavit.  The original Nonforeign Affidavit, executed by Seller; and

5.3.1.3           Withholding Exemption Certificate.  A Form 597-W Withholding Exemption Certificate, executed by Seller.

5.3.1.4           Assignment of Leases; Assignment of Contracts.  The Assignment of Leases, and the Assignment of Contracts, executed by Seller.

5.3.1.5           Notice to Tenants.  Notices to Tenants in the form attached hereto as Exhibit E.

5.3.2        Purchaser’s Deposits.  On or before the Close of Escrow, Purchaser shall deposit with Escrow Holder the following:

5.3.2.1           Cash Payment.  Cash in the amount of the Purchase Price, less the deposit; and

5.3.2.2           Closing Costs.  Additional cash in the amount necessary to pay Purchaser’s share of closing costs, as set forth in Section 7.

5.3.2.3           Assignment of Leases; Assignment of Contracts.  The Assignment of Leases, and the Assignment of Contracts, executed by Purchaser.

6.             SELLER REPRESENTATIONS AND WARRANTIES

                6.1           Seller Representations.  Seller represents to Purchaser as of the date of this Agreement and as of the Close of Escrow that, to the Seller’s actual knowledge:

6.1.1        Seller has, or pursuant to Section 1B of the Lease, shall acquire title to the Property legally described in the Updated Pro Forma Policy.

6.1.2        Seller has received no notice of any uncured code or building or zoning violations on the Property.

6.1.3        There is no litigation pending with regard to liens or claims against the Property.

6.1.4        There are no material defects in the improvements to or on the Property which would adversely affect the use of the Property for its current use.

6.1.5        All utilities needed to service the Property for its present operations are currently provided.

6.1.6        All documents provided to Purchaser by Seller pursuant to the Lease or this Agreement relating to the Property and the improvements constructed thereon are true and complete in all material respects.

6.1.7        Construction. All improvements on the Property have been constructed in with new materials, in a workmanlike manner, free and clear of any and all liens and claims of laborers, artisans, materialmen,

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suppliers, and subcontractors, and in conformity, in all material respects with all applicable federal, state, county, and municipal laws, codes, ordinances, rules, and regulations, in substantial compliance with final plans and specifications previously provided to Purchaser according to the provisions of Purchaser’s Lease with Seller, and approved in writing by Purchaser. All such improvements have been constructed in compliance in all material respects with applicable governmental code requirements.

6.1.8        Seller Guaranty. Seller agrees to and shall guaranty the improvements against defective construction or workmanship for a period of twelve (12) months following substantial completion of the improvements on the Property.  Seller shall supply Purchaser with all warranty and guaranty documents relative to equipment and materials incorporated in the improvements on the Property which are guaranteed by Seller’s  contractors, their suppliers or manufacturers.

6.1.9        There are no contracts or agreements relating to the Property which will be binding on Purchaser after the Close of Escrow that Seller has not made available to Purchaser or disclosed to Purchaser in writing.

6.1.10      Neither the Property nor the improvements on the Property contains any toxic waste, asbestos, or other hazardous material in violation of law.

6.1.11      Leases.  Except as disclosed to Purchaser, no brokerage commission or similar fee is due or unpaid by Seller for any tenant lease, and, except as disclosed to Purchaser, there is no written or oral agreement that will obligate Purchaser, as Seller’s assignee, to pay any commission under any tenant lease.  The Other Leases are in full force, and, except as disclosed to Purchaser, subject to no offsets for the benefit of the tenants; no rent has been prepaid nor concessions given to tenants other than as specified in the Other Leases or as disclosed to Purchaser in writing.

6.1.12      Authority.  This Agreement and all other documents delivered prior to or at Close of Escrow have been duly authorized, executed and delivered by Seller.

6.1.13      Commitments.  There are no commitments or Agreements affecting the Property which will be binding on Purchaser after the Close of Escrow which have not been made available to Purchaser or disclosed by Seller to Purchaser in writing.

6.1.14      Toxic or Hazardous Waste.  Seller has received no written notice, warning, notice of violation, administrative complaint, judicial complaint, or other formal or informal notice alleging that conditions on the Property are or have been in violation of any Environmental Law, or informing Seller that the Property is subject to investigation or inquiry regarding Hazardous Substances on the Property or the potential violation of any Environmental Law.  Furthermore, there is no monitoring program required by the Environmental Protection Agency (EPA) or any similar State agency concerning the Property.

6.2           Survival.  The representations of Seller contained in paragraph 6.1 shall survive the Close of Escrow for a period of one (1) year.

6.3           Knowledge.  All references in this Section 6 or elsewhere in this Agreement to “Seller’s knowledge” or “Seller’s actual knowledge” shall refer solely to the actual knowledge of Harvey Shein or Christopher Noon and shall not be construed to refer to the knowledge of any other employee, officer, director, shareholder or agent of Seller and any affiliate of Seller, and shall not include imputed or constructive knowledge.

6.4           Changes in Facts.  If any of the foregoing representations and warranties become untrue or incorrect due to a change of facts not caused by Seller, Seller shall so notify Purchaser upon learning of such occurrence, and if such untruth or incorrectness is of a material nature, Purchaser shall have the right, within 10 days after such advice and prior to Close of Escrow, to elect to terminate this Agreement and receive a refund of the Deposit and income thereon (but Seller shall not be in default hereunder by reason of any such representations and warranties becoming untrue or incorrect unless Seller shall have caused such representations and warranties to become untrue or incorrect).

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7.             CLOSING COSTS

7.1           Seller’s Costs.  Seller shall pay:

7.1.1        the cost of notarizing Seller’s signature on the Grant Deed;

7.1.2        one-half (1/2) of the cost of the title insurance premium for a CLTA Owner’s Policy of Title Insurance in the amount of the purchase price;

7.1.3        the cost of all real property transfer taxes and documentary transfer taxes payable upon recordation of the Grant Deed; and

7.1.4        any sales, use and ad valorem taxes connected with the Close of Escrow.

In addition, Seller shall pay outside of Escrow all legal and professional fees and costs of attorneys and other consultants and agents retained by Seller in the negotiation and drafting of this Agreement and the Lease, as well as in the consummation of the transaction described in this Agreement.

7.2           Purchaser’s Costs.  Purchaser shall pay:

                                7.2.1        one-half (1/2) of the cost of the title insurance premium for a CLTA Owner’s Policy of Title Insurance in the amount of the purchase price;

7.2.2        any difference between the cost of the premium for a CLTA Owner’s Policy of Title Insurance in the amount of the purchase price and the cost of the premium necessary to obtain an ALTA policy of Title Insurance and a lender’s policy of Title Insurance if requested by Purchaser, together with any Endorsements requested by Purchaser;

7.2.3        the cost of recording the Grant Deed; and

7.2.4        the Escrow fee of the Escrow Holder.

In addition, Purchaser shall pay outside of Escrow all legal and professional fees and costs of attorneys and other consultants and agents retained by Purchaser in the negotiation and drafting of this Agreement and the Lease, as well as in the consummation of the transaction described in this Agreement.

8.             PRORATIONS

The following are to be prorated through Escrow on the Close of Escrow as follows:

8.1           Real property taxes and assessments;

8.2           All  rent and other amounts accruing under the Lease and any Other Lease;

8.3           Delinquent taxes and penalties, if any, shall be paid by Seller;

9.             CONDEMNATION

9.1           In the event that between the Effective Date and the Close of Escrow any condemnation or eminent domain proceedings are initiated, threatened or are continuing, which might result in the taking of any part of the Property which would be material to Purchaser’s proposed use of the Property, then Purchaser, at its sole option, may elect to terminate this Agreement, without costs, obligation or liability on the part of Purchaser, in which event all rights and obligations of the parties hereunder shall cease and the Deposit plus any and all accrued interest thereon shall be promptly refunded to Purchaser.  In the event Purchaser elects not to so terminate this

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Agreement, Seller shall assign to Purchaser at Closing all of Seller’s title and interest in and to any condemnation award pertaining to the Property made in connection with such condemnation or eminent domain proceedings, less all costs and expenses incurred by Seller in connection with such proceedings.  Purchaser shall notify Seller within thirty (30) days after its receipt of notice of the initiation or threat of such condemnation or eminent domain proceedings, whether it elects to exercise its right to terminate. If Purchaser fails to notify Seller of its election within said 30–day period, such failure shall constitute an election to terminate this Agreement as aforesaid. The Closing Deadline shall be adjusted to allow for such election.

9.2           In the event that prior to the Close of Escrow any part of the Property was taken in condemnation or eminent domain proceedings, Purchaser shall be entitled to receive a credit against the Purchase Price at Close of Escrow in an amount equal to that portion of the award, if any, actually received by Seller as compensation for the portion of the Property so taken, less all costs and expenses incurred by Seller in connection with such condemnation or eminent domain proceedings.

10.           1031 EXCHANGE

If a party hereto desires to participate in an exchange of, or in connection with the Property, qualifying for non-recognition of gain under Internal Revenue Code §1031 and the applicable provisions of the California Revenue and Taxation Code (the “exchangor”), the other party (the “Cooperating Party”) agrees to cooperate with the exchangor in connection with such exchange, including by Purchaser accepting a conveyance of the Property from an exchange facilitator, in the case of an exchange by Seller, and by permitting Purchaser to assign this Agreement to a exchange facilitator and by Seller transferring the Property to the exchange facilitator, in the case of an exchange by Purchaser.  The exchangor reserves the right to convert this transaction to an exchange at any time before the Closing Deadline. The exchangor and the Cooperating Party agree, however, that consummation of the transaction contemplated by this Agreement is not predicated or conditioned upon completion of such an exchange.  If the exchangor elects to complete an exchange, the Cooperating Party shall execute all escrow instructions, documents, agreements, or instruments reasonably requested by the exchangor to complete the exchange.  The Cooperating Party shall incur no additional liabilities, expenses or costs as a result of, or connected with the exchange, nor shall the Cooperating Party be obligated to take title to any property other than the Property to effect such an exchange. The exchangor agrees to and shall defend, indemnify, and hold the Cooperating Party and the Cooperating Party’s officers, directors, employees, and shareholders free and harmless from and against any and all liabilities, damages, or costs (including but not limited to reasonable attorneys fees and related costs) that may arise from the Cooperating Party’s participation in the exchange.  The exchangor further agrees to and shall pay the Cooperating Party’s attorneys fees incurred for reviewing the applicable documents with regard to the Cooperating Party’s participation in the exchange.

11.           NOTICE

Any and all notices or other communications required or permitted to be given under or pursuant to the provisions of this Agreement, shall be in writing and either (a)  personally served, in which case notice shall be deemed delivered upon receipt; (b) sent by any nationally recognized overnight courier, in which case notice shall be deemed delivered on the next business day after depositing the same with such delivery service; or (c) sent by United States mail, postage prepaid certified mail, return receipt requested, in which case notice shall be deemed delivered two (2) business days after being deposited with the United States postal service, any in any case such notices or other communications shall be addressed to the following addresses:

If to Seller:	c/o Quadrangle Development Company
2121 Waukegan Road, Suite 100
Bannockburn, Illinois 60015
Attn: Christopher Noon

If to Purchaser:	Copart, Inc.
5500 East Second Street, 2nd Floor
Benicia, California 94510
Attn: Legal Department

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With a copy to:	Robert J. Binns, Esq.
3620 American River Drive, Suite 175
Sacramento, CA 95864

Escrow Holder:

                Any party may change its address for notice from time to time by giving notice to the other party in writing in the manner described in this paragraph; provided that any such notice of change of address shall only be effective upon actual receipt of the other party.

12.           ATTORNEY FEES; LITIGATION COSTS

                If any legal action or other proceeding, including arbitration or an action for declaratory relief, is brought to enforce this Agreement or because of a dispute, breach, default, or alleged misrepresentation in connection with this Agreement, the prevailing party in such proceeding shall be entitled to recover all reasonable attorney’s fees, costs and expenses of such action or proceeding, including, without limitation, all attorney’s fees, all costs and all expenses incurred in any mediation, arbitration, trial, appellate proceeding, out-of-court negotiations, workouts and settlements, or in the enforcement of rights under any state or federal statute, or in actions brought in bankruptcy and insolvency proceedings such as (but not limited to) those resulting from actions seeking relief from stays in bankruptcy proceedings. The term “expenses,” as used herein, means any and all reasonable expenses incurred in connection with any of the out-of-court and in-court proceedings to which reference is made in this paragraph, including, but not limited to reasonable fees and expenses paid to mediators, arbitrators, appraisers, consultants and expert witnesses retained or consulted in connection with such proceedings.

                In such proceedings the prevailing party shall also be entitled to all reasonable attorney’s fees, all costs and all expenses incurred in any appeals and post-judgment proceedings to collect and enforce a judgment. This provision is separate and several and shall survive the Close of Escrow and the merger of the provisions of this Agreement into any judgment or order.

13.           TIME OF THE ESSENCE

                Time is of the essence of this Agreement and every provision contained in this Agreement. Whenever in this Agreement the term “day” is used, it means a calendar day, unless the term “business day” is used, in which case the term “business day” shall mean a day on which commercial banks in the state of California are typically open to conduct their usual banking business, other than Saturdays or Sundays.

14.           CONSTRUCTION

                The title and headings of the sections in this Agreement are intended solely for reference and do not modify, explain, or construe any provision of this Agreement.  All references to sections, recitals, and the preamble shall, unless otherwise stated, refer to the sections, recitals, and preamble of this Agreement.  In construing this Agreement, the singular form shall include the plural, and the masculine, the feminine or neuter gender, as may fit the case, and vice versa.  This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the Agreement, without regard to California Civil Code §1654, or similar statutes.  The language in all parts of this Agreement shall be construed as a whole, in accordance with its fair meaning.

15.           INTEGRATION

                This Agreement, and all attached exhibits constitute the entire Agreement between the parties, and may not be contradicted by evidence of any prior or contemporaneous representation or Agreement. There are no representations, agreements, arrangements, or circumstances, oral, parol or written, between the parties hereto

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relating to the subject matter contained in this Agreement that are not fully expressed in this Agreement, and Seller has not made and does not make any representation or warranty concerning any matter or thing affecting or relating to the Property not expressed in this Agreement. This Agreement specifically supersedes any and all prior or contemporaneous written or oral Agreements between the parties.  This Agreement may not be modified, amended, or otherwise changed, except by a writing executed by the party to be charged.

16.           LIMITED ASSIGNMENT; NO THIRD-PARTY RIGHTS

                16.1         Except as provided in Section 10 hereof or as hereinafter provided, Purchaser may not assign or suffer an assignment of this Agreement or its rights under this Agreement, without the prior written consent of Seller, which consent Seller may deny in its sole and absolute discretion.  Notwithstanding the foregoing, this Agreement and all, but not part, of Purchaser’s rights under this Agreement may be assigned by Purchaser, without the prior written consent of Seller, to an entity which is qualified to do business in the State of California and in which Purchaser maintains majority control over the day-to-day management and affairs of the entity; provided, however, that such assignment shall not release or relieve Purchaser of and from any liability or obligation under this Agreement, and Purchaser shall continue to be primarily liable to Seller under this Agreement and the closing documents.  No such assignment shall be effective, however, unless and until Purchaser shall have furnished to Seller both an executed copy of the assignment plus a written assumption agreement, in form reasonably satisfactory to Seller, by the assignee to assume, perform and be responsible, jointly and severally with the Purchaser named herein, for the performance of all of the obligations of Purchaser under this Agreement and to pay all additional transfer or documentary taxes imposed as a result of such assignment, and which contains a representation by the assignee that all of the representations and warranties made by Purchaser in this Agreement are true and correct with respect to the assignee as of the date of the assumption agreement (or if the assignee is a different form of entity, the applicable representation shall be modified as appropriate).  Seller shall have the right to rely in good faith on the genuineness and validity of the notice from Purchaser of an assignment and to convey the Premises to the assignee without liability to Purchaser or any other person.  Purchaser shall indemnify and save Seller harmless from and against any such liability in connection with such conveyance to the assignee and shall guarantee all obligations of the assignee to Seller under the closing documents.

                16.2         Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties and their respective successors and permitted assigns, any rights or remedies.

17.           SEVERABILITY

                If any provision of this Agreement shall be held to be void or unenforceable to any extent,  such provision will be treated as severable, the remainder of this Agreement shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

18.           WAIVERS

                No waiver or modification of any of the terms or provisions of this Agreement shall be valid unless contained in a writing signed by the parties.

19.           COUNTERPARTS

                This Agreement may be executed in one or more counterparts, each of which so executed shall be deemed an original, regardless of it’s date and\or delivery, and said counterparts, taken together, shall constitute one document. The execution and delivery of this Agreement shall have occurred, and this Agreement shall be enforceable and effective only upon its execution and delivery by all parties hereto.

20.           INCORPORATION OF EXHIBITS

                All attached exhibits are  incorporated into this Agreement by reference.

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21.           AUTHORITY OF PARTIES

                All persons executing this Agreement on behalf of a party warrant that they have the authority to execute this Agreement on behalf of that party.

22.           BROKER’S COMMISSIONS

Seller and Purchaser each represent to each other that they have dealt with no broker or finder in connection with this Agreement, except Purchaser’s dealings with and representation by Cushman & Wakefield of California, Inc., and insofar as they know, no broker or person other than Cushman & Wakefield of California, Inc. is entitled to any commission or finder’s fee in connection with the transaction described in this Agreement. Seller agrees to and shall pay, and defend, indemnify and hold Purchaser and the Property free and harmless from and against any and all obligations to pay a brokerage commission to Cushman & Wakefield of California, Inc. as a result of this Agreement and the transaction described in this Agreement, and Seller and Purchaser agree to and shall each defend, indemnify, and hold the other party and its beneficiaries, employees, mortgagees, agents, their officers and partners, and the Property free and harmless from and against any and all loss, liability, damage, cost, claim or expense, specifically including but not limited to attorneys’ fees, incurred by reason of any claim arising out of the acts of the indemnifying party, or others on behalf of the indemnifying party, for a commission, finder’s fee, or similar compensation made by any broker, finder or party other than Cushman & Wakefield of California, Inc. claiming to have dealt or contracted with the indemnifying party relating to this Agreement.

Initial	Initial

23.           GOVERNING LAW

                This Agreement has been negotiated and entered into in the State of California, and shall be governed by and construed and enforced in accordance with the internal laws of the State of California, applied to contracts made in California by California domiciliaries to be wholly performed in California, and without reference to or application of conflicts of laws rules.

24.           NO JOINT VENTURE

                It is expressly agreed and understood by the parties hereto that neither party is the agents partners nor joint venture partner of the other, and that neither Seller nor Purchaser has any obligations or duty to the other except as specifically provided for in this Agreement.

25.           FLOOR AREA

For purposes of this Agreement, “Rentable Area” and “Gross Measured Area” shall be determined by Landlord in accordance with the BOMA “Standard Method for Measuring Floor Area in Office Buildings,” approved June 7, 1996 by the American National Standard Institute, Inc.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth herein below.

DO NOT SIGN THIS AGREEMENT UNLESS AND UNTIL IT IS REVIEWED AND EXPLAINED TO YOU BY YOUR ATTORNEY AND YOU UNDERSTAND EACH OF ITS PROVISIONS.

Seller:	Purchaser:

COPART, INC., a California corporation

By	By
Its	Its

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EXHIBIT A (TO EXHIBIT G - PURCHASE AGREEMENT)

LEGAL DESCRIPTION OF THE PROPERTY

[TO BE DETERMINED FOLLOWING SUBDIVISION PURSUANT TO SECTION 1B OF THE LEASE]

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EXHIBIT B (TO EXHIBIT G - PURCHASE AGREEMENT)

[OMITTED]

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EXHIBIT C (TO EXHIBIT G - PURCHASE AGREEMENT)

ASSIGNMENT OF LEASES

This Assignment of Leases (“Assignment”) is entered into as of ____________, 200_ between  __________________(“Assignor”) and ________________________ (“Assignee”), for the following reasons:

                A.            Assignor and Assignee have entered into an Agreement of Purchase and Sale dated                                     __________, 200__, (the “Purchase Agreement”) in which Assignee has agreed to purchase improved real property known as the _____________________, County of Solano, State of California (the “Property”), as more particularly described in attached Exhibit “A” incorporated herein.

                B.            Assignor has previously entered leases of the Property (collectively, “Leases”) more particularly described in attached Exhibit “B” incorporated herein.

                C.            Assignor has accepted and retained security deposits (collectively, “Security Deposits”) from tenants under the Leases in the amounts set forth in attached Exhibit “C” incorporated herein.

                D.            Pursuant to the Purchase Agreement, Assignor has agreed to assign to Assignee all right, title, and interest in the Leases and the Security Deposits, and Assignee has agreed to assume all Assignor’s obligations under the Leases.

                NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is herewith acknowledged, Assignor and Assignee agree as follows:

Section 1.  Assignment.

                Assignor assigns all right, title, and interest in the Leases and the Security Deposits to Assignee.

Section 2.  Notice to Tenants.

                Following the execution and conveyance of the grant deed as provided for in the Purchase Agreement, Assignor shall give notice to the tenants under the Leases, in the form of the Notice attached to the Purchase Agreement as Exhibit “E”, incorporated herein, that Assignee has acquired the Property and owns the landlord’s interest in the Leases.

Section 3.  Assumptions.

                Assignee assumes (collectively, the “Assumed Obligations”) (i) all the landlord’s obligations, duties, responsibilities, and liabilities under the Leases accruing on or after the date Assignee acquires title to the Property and (ii) all of the Other Lease Costs (as such term is defined in Section 1.2 of the Purchase Agreement) and all tenant improvement allowances under the Lease and the Other Leases which are unpaid as of the date hereof.

Section 4.  Indemnity.

                Assignor agrees to indemnify Assignee for any loss, cost or expense, including attorney fees and court costs, relating to the Leases accruing before the date Assignee acquires title to the Property other than the Assumed Obligations.  Assignee agrees to indemnify Assignor for any loss, cost, or expense, including attorney fees and court costs,  relating to the Assumed Obligations.

Section 5.  Successors.

                This Assignment shall be binding on and inure to the benefit of the parties to it, their heirs, executors, administrators, successors in interest, and assigns.

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Section 6.  Severability.

                If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected.

Section 7.  Waivers.

                No waiver or breach of any covenant or provision shall be deemed a waiver of any other covenant or provision, and no waiver shall be valid unless in writing and executed by the waiving party.

Section 8.  Construction.

                Headings are solely for the parties’ convenience, are not a part of this Assignment, and shall not be used to interpret this Assignment.  The singular form shall include plural and vice versa.  This Assignment shall not be construed as if it had been prepared by one of the parties, but rather as if both parties have prepared it.  Unless otherwise indicated, all references to sections are to this Assignment.

Section 9.  Counterparts.

                This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

Section 10.  Amendment.

                This Assignment may not be amended or altered except by a written instrument executed by Assignor and Assignee.

Section 11.  Third-Party Rights.

                Nothing in this Assignment, express or implied, is intended to confer upon any person, other than the parties and their respective successors and assigns, any rights or remedies.

Section 12.  Attorney Fees.

                In the event of any litigation between Assignor and Assignee arising out of the obligations of Assignor under this Assignment or concerning interpretation of any of its provisions, the losing party shall pay the prevailing party’s costs and expenses of the litigation, including reasonable attorney fees.

Section 13.  Governing Law.

                This Assignment shall be governed and construed in accordance with the laws of the State of California, without regard to, or application of its conflicts of laws.

                The parties have executed this Assignment as of the date first written above.

ASSIGNEE:		ASSIGNOR:

By		By

Dated:	, 200	Dated:	, 200

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EXHIBIT D (TO EXHIBIT G - PURCHASE AGREEMENT)

ASSIGNMENT OF CONTRACTS

                This Assignment of Contracts (“Assignment”) is entered into as of                      , 200 , between _________________________________ (collectively referred to herein as “Assignor”), and _________________________________ (“Assignee”).

Recitals

                A.            Assignor and Assignee have entered into an Agreement of Purchase and Sale and Escrow Instructions dated ______________, (“Purchase Agreement”), in which Assignee has agreed to purchase improved real property located at _______________________________, County of _______________, state of ________, (“Property”), described in attached Exhibit “A” and incorporated in this Assignment.

                B.            Pursuant to the Purchase Agreement, Assignor has agreed to assign to Assignee all rights in any and all permits, licenses, contracts, agreements, and intangible assets to the Property (as defined in this Assignment), and the Agreements (as defined in this Assignment).

                For good and valuable consideration, Assignor and Assignee agree as follows:

Section 1.  Assignment.

                Assignor assigns all of Assignor’s rights (to the extent assignable and in effect) in:

                                (a)           all warranties and guaranties made by or received from any third party for any building, building component, structure, fixture, machinery, equipment, or material situated on or contained in any building or other improvement situated on or comprising a part of the Property, including but not limited to those on Schedule 1, attached to this Assignment and incorporated by reference (collectively, Warranties and Guaranties);

                                (b)           all governmental permits or licenses of Assignor in connection with the Property or any improvements or personal property located on the Property or relating to the ownership, use or operation of the Property, together with the service contracts, maintenance contracts and operating contracts set forth on Schedule 2, which Schedule has been prepared in accordance with Section 2.4 of the Purchase Agreement and is attached to this Assignment and incorporated by reference (collectively, Agreements).

Section 2.  Assumptions

                Assignee assumes (collectively, the “Assumed Obligations”) (i) all the landlord’s obligations, duties, responsibilities, and liabilities under the Agreements accruing on or after the date Assignee acquires title to the Property and (ii) all of the Other Lease Costs (as such term is defined in Section 8.5 of the Purchase Agreement).

Section 3.  Indemnity.

                Assignor agrees to indemnify Assignee against all liability, claims, damages, losses, costs, or expenses, including attorney fees and court costs relating to the Agreements accruing before the date Assignee acquires title to the Property other than the Assumed Obligations.  Assignee agrees to indemnify  Assignor against all liability, claims, damages, losses, costs, or expenses, including attorney fees and court costs relating to the Assumed Obligations.

Section 4.  Successors.

                This Assignment shall be binding on and inure to the benefit of the parties to it, their heirs, executors, administrators, successors in interest, and assigns.

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Section 5.  Severability.

                If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected.

Section 6.  Waivers.

                No waiver or breach of any covenant or provision shall be deemed a waiver of any other covenant or provision, and no waiver shall be valid unless in writing and executed by the waiving party.

Section 7.  Construction.

                Headings are solely for the parties’ convenience, are not a part of this Assignment, and shall not be used to interpret this Assignment.  The singular form shall include the plural and vice versa.  This Assignment shall not be construed as if it had been prepared by one of the parties, but rather as if both parties have prepared it.  Unless otherwise indicated, all references to sections are to this Assignment.

Section 8.  Counterparts.

                This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

Section 9.  Amendment.

                This Assignment may not be amended or altered except by a written instrument executed by Assignor and Assignee.

Section 10.  Further Assurances.

                Whenever requested to do so by the other party, each party shall execute, acknowledge, and deliver any further conveyances, assignments, confirmations, satisfactions, releases, powers of attorney, instruments of further assurance, approvals, consents, and any further instruments or documents that are necessary, expedient, or proper to complete any conveyances, transfers, sales, and assignments contemplated by this Assignment.  In addition, each party shall do any other acts and execute, acknowledge, and deliver any requested documents in order to carry out the intent and purpose of this Assignment.

Section 11.  Third-Party Rights.

                Nothing in this Assignment, express or implied, is intended to confer upon any person, other than the parties and their respective successors and assigns, any rights or remedies.

Section 12.  Attorney Fees

                In the event of any mediation, arbitration or court action between Assignor and Assignee arising out of the obligations of Assignor under this Assignment or concerning interpretation of any of its provisions, the losing party shall pay the prevailing party’s costs and expenses of the litigation, including reasonable attorney fees.

Section 13.  Governing Law.

                This Assignment has been negotiated and entered into in the State of California, and shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California, without reference to or application of conflicts of laws rules.

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                The parties have executed this Assignment as of the date first written above.

ASSIGNEE:		ASSIGNOR:

By		By

Dated:	, 200	Dated:	, 200

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EXHIBIT E (TO EXHIBIT G - PURCHASE AGREEMENT)

FORM OF NOTICE TO TENANTS

                         , 200__

BY CERTIFIED MAIL

Re: __________________________________, California

Ladies and Gentlemen:

On ____________________, 200__, _____________________, we transferred, assigned and sold to _____________________________ (the “Buyer”), our rights and obligations as landlord under your lease relating to the above-referenced real property and improvements, including any received and unapplied security deposit made by you pursuant to the provisions of your lease and our right to receive rent from you under said lease, as a part of the sale of the property situated at ____________________________________, California.  All further rental payments in discharge of your obligation to pay rent under the above-described lease should be made to the Buyer at the following address:

Attention:

Any questions, problems, issues or concerns you may have relating to the subject property can be addressed to the Buyer at the above address.

By:

cc:

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EXHIBIT H TO LEASE FOR

GREEN VALLEY BUILDING 12

FAIRFIELD, CALIFORNIA

RULES & REGULATIONS FOR USE OF COMMUNICATION EQUIPMENT

Permission is granted, free of rental charge, for the Tenant to install the Communication Equipment specified in Paragraph 38 at the Premises on the roof and building structure, at Tenant’s sole cost and expense, subject to the following restrictions:

(a)           The location and means of securing the Communication Equipment must be approved by Landlord or its designated agent, which shall not be unreasonably withheld.  Tenant shall be responsible for any damage to the Building roof or structure or any surrounding property resulting from the installation or operation of the Communication Equipment, including, but not limited to, damage resulting from wind, ice or any other causes.  The Communication Equipment shall not damage the Building or  damage or interfere with the structure or the system of communication devised by any other user authorized by Landlord or users at neighboring properties.  If such damage or interference shall occur, Tenant shall correct same promptly.

(b)           Tenant agrees to maintain the Communication Equipment in a proper and safe operating condition.

(c)           Tenant shall comply with all codes, rules, regulations and conditions of any applicable governmental agency and shall pay for all legal, engineering and other expenses incident thereto.  Prior to installation, Tenant shall provide Landlord with a copy of all required permits, licenses, or evidence of authority to operate from this location.

(d)           Installation of the Communication Equipment shall be performed, at Tenant’s sole cost and expense, in a responsible and workmanlike manner by personnel with all necessary skill and expertise through or under the supervision of Landlord.

(e)           Tenant shall be responsible for any costs associated with furnishing electricity for the Communication Equipment.

(f)            Tenant shall remove the Communication Equipment and restore the roof and structure to its original condition, except for ordinary wear and tear, at the earlier of Tenant’s cessation of use of the Communication Equipment or the expiration or earlier termination of the term of this Lease or any renewal term thereof, at Tenant’s sole cost and expense.  The Communication Equipment shall, at all times, remain the property of Tenant and Tenant shall have the right to remove it at any time, subject to the terms and conditions herein.

(g)           Tenant shall be responsible for implementing appropriate screening as reasonably required by Landlord.

(h)           Tenant agrees to indemnify, defend and hold Landlord harmless from any claim resulting from property damage or personal injury arising in connection with the installation, maintenance, existence or removal of the Communication Equipment and shall carry insurance to cover such liability and property damages.

EXHIBIT I TO LEASE FOR

GREEN VALLEY BUILDING 12

FAIRFIELD, CALIFORNIA

RULES & REGULATIONS FOR USE OF PAD AREA

Permission is granted, free of rental charge, for the Tenant to install the Generator Equipment on the Pad Area specified in Paragraph 39 of the Lease, at Tenant’s sole cost and expense, subject to the following restrictions:

(a)           The location and means of securing the Generator Equipment must be approved by Landlord or its designated agent, which shall not be unreasonably withheld.  Tenant shall be responsible for any damage to the Building or any surrounding property resulting from the installation or operation of the Generator Equipment.  The Generator Equipment shall not damage the Building or damage or interfere with the electrical system of the Building or any other user authorized by Landlord.  If such damage or interference shall occur, Tenant shall correct same promptly.

(b)           Tenant agrees to maintain the Generator Equipment in a proper and safe operating condition.

(c)           Tenant shall comply with all codes, rules, regulations and conditions of any applicable governmental agency and shall pay for all legal, engineering and other expenses incident thereto.  Prior to installation, Tenant shall provide Landlord with a copy of all required permits, licenses, or evidence of authority to operate from this location.

(d)           Installation of the Generator Equipment shall be performed, at Tenant’s sole cost and expense, in a responsible and workmanlike manner by personnel with all necessary skill and expertise through or under the supervision of Landlord.

(e)           Tenant shall be responsible for any costs associated with furnishing electrical connections for the Generator Equipment.

(f)            Tenant shall remove the Generator Equipment and restore the Pad Area to its original condition at the earlier of Tenant’s cessation of use of the Generator Equipment or the expiration or earlier termination of the term of this Lease or any renewal term thereof, at Tenant’s sole cost and expense.  The Generator Equipment shall, at all times, remain the property of Tenant and Tenant shall have the right to remove it at any time, subject to the terms and conditions herein.

(g)           Tenant shall be responsible for implementing appropriate screening as reasonably required by Landlord.

(h)           Tenant shall not operate the Generator Equipment during business hours unless such operation is required during an interruption in electrical service to the Premises.

(i)            Tenant agrees to indemnify, defend and hold Landlord harmless from any claim resulting from property damage or personal injury arising in connection with the use of the Pad Area or installation, maintenance, existence or removal of the Generator Equipment and shall carry insurance to cover such liability and property damages.

EXHIBIT J TO LEASE FOR

GREEN VALLEY BUILDING 12

FAIRFIELD, CALIFORNIA

PRO FORMA POLICY

[GRAPHIC]

Form No. 1409_92

(10/17/92)

ALTA Owner’s Policy

PROFORMA POLICY JACKET

LEASEHOLD

POLICY OF TITLE INSURANCE

[FIRST AMERICAN LOGO]

ISSUED BY

First American Title Insurance Company

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

1.  Title to the estate or interest described in Schedule A being vested other than as stated therein;

2.  Any defect in or lien or encumbrance on the title;

3.  Unmarketability of the title;

4.  Lack of a right of access to and from the land.

The Company will also pay the costs, attorneys’ fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.

First American Title Insurance Company

BY	/s/ [ILLEGIBLE]	PRESIDENT

ATTEST	/s/ [ILLEGIBLE]	SECRETARY

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:

1.     (a)   Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i)  the occupancy use, or enjoyment of the land; (ii)  the character, dimensions or location of any improvement now or hereafter erected on the land; (iii)  a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv)  environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

(b)   Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2.     Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.     Defects, liens, encumbrances, adverse claims or other matters:

(a)   created, suffered, assumed or agreed to by the insured claimant;

(b)   not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

(c)   resulting in no loss or damage to the insured claimant;

(d)   attaching or created subsequent to Date of Policy; or

(e)   resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

4.     Any claim, which arises out of the transaction vesting in the Insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state Insolvency, or similar creditors’ rights laws, that is based on:

(i)    the transaction creating the estate or interest insured by this policy being deemed a fraudulent conveyance or fraudulent transfer; or

(ii)   the transaction creating the estate or interest insured by this policy being deemed a preferential transfer except where the preferential transfer results from the failure:

(a)   to timely record the instrument of transfer; or

(b)   of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.

CONDITIONS AND STIPULATIONS

1.       DEFINITION OF TERMS.

The following terms when used in this policy mean:

(a)  “Insured”: the insured named in Schedule A, and, subject to any rights or defenses the Company would have had against the named insured, those who succeed to the interest of the named insured by operation of law as distinguished from purchase including, but not limited to, heirs, distributees, devisees, survivors, personal representatives, next of kin, or corporate or fiduciary successors.

(b)  “Insured claimant”: an insured claiming loss or damage.

(c)  “knowledge” or “known”: actual knowledge, not constructive knowledge or notice which may be imputed to an insured by reason of the public records as defined in this policy or any other records which impart constructive notice of matters affecting the land.

(d)  “land”: the land described or referred to in Schedule (A), and improvements affixed thereto which by law constitute real property.  The term “land” does not include any property beyond the lines of the area described or referred to in Schedule (A), nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but nothing herein shall modify or limit the extent to which a right of access to and from the land is insured by this policy.

(e)  “mortgage”: mortgage, deed of trust, trust deed, or other security instrument.

(f)  “public records”: records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge.  With respect to Section 1(a)(iv) of the Exclusions From Coverage.  “public records” shall also include environmental protection liens filed in the records of the clerk of the United States district court for the district in which the land is located.

(g)  “unmarketability of the title”: an alleged or apparent matter affecting the title to the land, not excluded or excepted from coverage, which would entitle a purchaser of the estate or Interest described in Schedule A to be released from the obligation to purchase by virtue of a contractual condition requiring the delivery of marketable title.

2.       CONTINUATION OF INSURANCE AFTER CONVEYANCE OF TITLE.

The coverage of this policy shall continue in force as of Date of Policy in favor of an insured only so long as the insured retains an estate or interest in the land, or holds an indebtedness secured by a purchase money mortgage given by a purchaser from the insured, or only so long as the insured shall have liability by reason of covenants of warranty made by the insured in any transfer or conveyance of the

2

estate or interest.  This policy shall not continue in force in favor of any purchaser from the insured of either (i)  an estate or interest in the land, or (ii)  an indebtedness secured by a purchase money mortgage given to the insured.

3.       NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT.

The insured shall notify the Company promptly in writing (i)  in case of any litigation as set forth in Section 4(a) below, (ii)  in case knowledge shall come to an insured hereunder of any claim of title or interest which is adverse to the title to the estate or interest, as insured, and which might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii)  if title to the estate or interest, as insured, is rejected as unmarketable.  If prompt notice shall not be given to the Company, then as to the insured all liability of the Company shall terminate with regard to the matter or matters for which prompt notice is required; provided, however, that failure to notify the Company shall in no case prejudice the rights of any insured under this policy unless the Company shall be prejudiced by the failure and then only to the extent of the prejudice.

4.       DEFENSE AND PROSECUTION OF ACTIONS; DUTY OF INSURED CLAIMANT TO COOPERATE.

(a)  Upon written request by the insured and subject to the options contained in Section 6 of these Conditions and Stipulations, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an insured in litigation in which any third party asserts a claim adverse to the title or interest as insured, but only as to those stated causes of action alleging a defect, lien or encumbrance or other matter insured against by this policy.  The Company shall have the right to select counsel of its choice (subject to the right of the insured to object for reasonable cause) to represent the insured as to those stated causes of action and shall not be liable for and will not pay the fees of any other counsel.  The Company will not pay any fees, costs or expenses incurred by the insured in the defense of those causes of action which allege matters not insured against by this policy.

(b)  The Company shall have the right, at its own cost, to institute and prosecute any action or proceeding or to do any other act which in its opinion may be necessary or desirable to establish the title to the estate or interest, as insured, or to prevent or reduce loss or damage to the insured.  The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable hereunder, and shall not thereby concede liability or waive any provision of this policy.  If the Company shall exercise its rights under this paragraph, it shall do so diligently.

(c)  Whenever the Company shall have brought an action or interposed a defense as required or permitted by the provisions of this policy, the Company may pursue any litigation to final determination by a court of competent jurisdiction and expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.

(d)  In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding, the insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, and all appeals therein, and permit the Company to use, at its option, the name of the insured for this purpose.  Whenever requested by the Company, the insured, at the Company’s expense, shall give the Company all reasonable aid (i)  in any action or proceeding, securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii)  in any other lawful act which in the opinion of the Company may be necessary or desirable to establish the title to the estate or interest as insured.  If the Company is prejudiced by the failure of the insured to furnish the required cooperation, the Company’s obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

5.       PROOF OF LOSS OR DAMAGE.

In addition to and after the notices required under Section 3 of these Conditions and Stipulations have been provided the Company, a proof of loss or damage signed and sworn to by the insured claimant shall be furnished to the Company within 90 days after the insured claimant shall ascertain the facts giving rise to the loss or damage.  The proof of loss or damage shall describe the defect in, or lien or encumbrance on the title, or other matter insured against

3

by this policy which constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.  If the Company is prejudiced by the failure of the insured claimant to provide the required proof of loss or damage, the Company’s obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such proof of loss or damage.

In addition, the insured claimant may reasonably be required to submit to examination under oath by any authorized representative of the Company and shall produce for examination, inspection and copying, at such reasonable times and places as may be designated by any authorized representative of the Company, all records, books, ledgers, checks, correspondence and memoranda, whether bearing a date before or after Date of Policy, which reasonably pertain to the loss or damage.  Further, if requested by any authorized representative of the Company, the insured claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect and copy all records, books, ledgers, checks, correspondence and memoranda in the custody or control of a third party, which reasonably pertain to the loss or damage.  All information designated as confidential by the insured claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim.  Failure of the insured claimant to submit for examination under oath, produce other reasonably requested information or grant permission to secure reasonably necessary information from third parties as required in this paragraph, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

6.       OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY.

In case of a claim under this policy, the Company shall have the following additional options:

(a)  To Pay or Tender Payment of the Amount of Insurance.

To pay or tender payment of the amount of insurance under this policy together with any costs, attorneys’ fees and expenses incurred by the insured claimant, which were authorized by the Company, up to the time of payment or tender of payment and which the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations to the insured under this policy, other than to make the payment required, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, and the policy shall be surrendered to the Company for cancellation.

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(b)  To Pay or Otherwise Settle With Parties Other than the Insured or With the Insured Claimant.

(i)  to pay or otherwise settle with other parties for or in the name of an insured claimant any claim insured against under this policy, together with any costs, attorneys’ fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay; or

(ii)  to pay or otherwise settle with the insured claimant the loss or damage provided for under this policy, together with any costs, attorneys’ fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in paragraphs (b)(i) or (ii), the Company’s obligations to the insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute or continue any litigation.

7.       DETERMINATION, EXTENT OF LIABILITY AND COINSURANCE.

This policy is a contract of Indemnity against actual monetary loss or damage sustained or incurred by the insured claimant who has suffered loss or damage by reason of matters insured against by this policy and only to the extent herein described.

(a)  The liability of the Company under this policy shall not exceed the least of:

(i)  the Amount of Insurance stated in Schedule A; or

(ii)  the difference between the value of the Insured estate or interest as insured and the value of the insured estate or interest subject to the defect, lien or encumbrance insured against by this policy.

(b)  In the event the Amount of Insurance stated in Schedule A at the Date of Policy is less than 80 percent of the value of the insured estate or interest of the full consideration paid for the land, whichever is less, or if subsequent to the Date of Policy an improvement is erected on the land which increases the value of the insured estate or interest by at least 20 percent over the Amount of Insurance stated in Schedule A, then this Policy is subject to the following:

(i)  where no subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that the Amount of Insurance at Date of Policy bears to the total value of the insured estate or interest at Date of Policy; or (ii) where a subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that 120 percent of the Amount of Insurance stated in Schedule A bears to the sum of the Amount of Insurance stated in Schedule A and the amount expended for the improvement.

The provisions of this paragraph shall not apply to costs, attorneys’ fees and expenses for which the Company is liable under this policy, and shall only apply to that portion of any loss which exceeds, in the aggregate, 10 percent of the Amount of Insurance stated in Schedule A.

(c)  The Company will pay only those costs, attorneys’ fees and expenses incurred in accordance with Section 4 of these Conditions and Stipulations.

8.       APPORTIONMENT.

If the land described in Schedule (A)(C) consists of two or more parcels which are not used as a single site, and a loss is established affecting one or more of the parcels but not all, the loss shall be computed and settled on a pro rata basis as if the Amount of Insurance under this policy was divided pro rata as to the value on Date of Policy of each separate parcel to the whole, exclusive of any improvements made subsequent to Date of Policy, unless a liability or value has otherwise been agreed upon as to each parcel by the Company and the insured at the time of the issuance of this policy and shown by an express statement or by an endorsement attached to this policy.

9.       LIMITATION OF LIABILITY.

(a)  If the Company establishes the title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the land, or cures the claim of unmarketability of title, all as insured.  In a reasonably diligent manner by any method, including litigation and the completion of any appeals therefrom, it shall have fully performed its obligations with respect to that matter and shall not be liable

5

for any loss or damage caused thereby.

(b)  In the event of any litigation, including litigation by the Company or with the Company’s consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title as insured.

(c)  The Company shall not be liable for loss or damage to any insured for liability voluntarily assumed by the insured in settling any claim or suit without the prior written consent of the Company.

10.     REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY.

All payments under this policy, except payments made for costs, attorneys’ fees and expenses, shall reduce the amount of the insurance pro tanto.

11.     LIABILITY NONCUMULATIVE.

It is expressly understood that the Amount of Insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring a mortgage to which exception is taken in Schedule B or to which the insured has agreed, assumed, or taken subject, or which is hereafter executed by an insured and which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy to the insured owner.

12.     PAYMENT OF LOSS.

(a)  No payment shall be made without producing this policy for endorsement of the payment unless the policy has been lost or destroyed, in which case proof of loss or destruction shall be furnished to the satisfaction of the Company.

(b)  When liability and the extent of loss or damage has been definitely fixed in accordance with these Conditions and Stipulations, the loss or damage shall be payable within 30 days thereafter.

13.     SUBROGATION UPON PAYMENT OR SETTLEMENT.

(a)  The Company’s Right of Subrogation.

Whenever the Company shall have settled and paid a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant. The Company shall be subrogated to and be entitled to all rights and remedies which the insured claimant would have had against any person or property in respect to the claim had this policy not been issued.  If requested by the Company,

6

the insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect this right of subrogation.  The insured claimant shall permit the Company to sue, compromise or settle in the name of the insured claimant and to use the name of the insured claimant in any transaction or litigation involving these rights or remedies.

If a payment on account of a claim does not fully cover the loss of the insured claimant, the Company shall be subrogated to these rights and remedies in the proportion which the Company’s payment bears to the whole amount of the loss.

If loss should result from any act of the insured claimant, as stated above, that act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against by this policy which shall exceed the amount, if any, lost to the Company by reason of the impairment by the insured claimant of the Company’s right of subrogation.

(b)  The Company’s Rights Against non-Insured Obligors.

The Company’s right of subrogation against non-insured obligors shall exist and shall include, without limitation, the rights of the insured to indemnities, guaranties, other policies of insurance or bonds, notwithstanding any terms or conditions contained in those instruments which provide for subrogation rights by reason of this policy.

14.     ARBITRATION.

Unless prohibited by applicable law, either the Company or the insured may demand arbitration pursuant to the Title Insurance Arbitration Rules of the American Arbitration Association.  Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the insured arising out of or relating to this policy, any service of the Company in connection with its issuance or the breach of a policy provision or other obligation.  All arbitrable matters when the Amount of Insurance is $1,000,000 or less shall be arbitrated at the option of either the Company or the insured.  All arbitrable matters when the Amount of Insurance is in excess of $1,000,000 shall be arbitrated only when agreed to by both the Company and the insured.  Arbitration pursuant to this policy and under the Rules in effect on the date the demand for arbitration is made or, at the option of the Insured, the Rules in effect at Date of Policy shall be binding upon the parties.  The award may include attorneys’ fees only if the laws of the state in which the land is located permit a court to award attorneys’ fees to a prevailing party.  Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

The law of the situs of the land shall apply to an arbitration under the Title Insurance Arbitration Rules.

A copy of the Rules may be obtained from the Company upon request.

15.     LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT.

(a)  This policy together with all endorsements, if any, attached hereto by the Company is the entire policy and contract between the insured and the Company.  In Interpreting any provision of this policy, this policy shall be construed as a whole.

(b)  Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the title to the estate or interest covered hereby or by any action asserting such claim, shall be restricted to this policy.

(c)  No amendment of or endorsement to this policy can be made except by a writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

16.     SEVERABILITY.

In the event any provision of the policy is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision and all other provisions shall remain in full force and effect.

17.     NOTICES, WHERE SENT.

All notices required to be given the Company and any statement in writing required to be furnished the Company shall include the number of this policy and shall be addressed to the Company at 1 First American Way, Santa Ana, California 92707, or to the office which issued this policy.

7

[GRAPHIC]

[FIRST AMERICAN LOGO]

First American Title Insurance Company

POLICY
OF
TITLE
INSURANCE

[SEAL OF FIRST AMERICAN TITLE INSURANCE COMPANY, CALIFORNIA]

110201cm

Form No. 1402.92

(10/17/92)

ALTA Owner’s Policy

SCHEDULE A

Premium	:	$(To be determined)	Policy No.:	S605935 PROFORMA
LEASEHOLD
Amount of Insurance	:	$(To be determined)

Date of Policy	:	(To be determined)

1.	Name of Insured:

COPART, INC., a California corporation

2.	The estate or interest in the land which is covered by this policy is:

A leasehold estate as created by that certain lease dated                         , executed by Green Valley Building 12 LLC, a Delaware limited liability company, as lessor, and Copart, Inc., a California corporation, as lessee, disclosed by Memorandum of Lease and Options to Purchase and Right of Offer recorded                         , 2001, Series No. 2001-                        , Official Records.

3.	Title to the estate or interest in the land is vested in:

GREEN VALLEY BUILDING 12 LLC, A Delaware limited liability company

4.	The land referred to in this policy is described as follows:

REAL PROPERTY in the City of Fairfield, County of Solano, State of California, described as follows:

That portion of the following described property attached as Exhibit A to the Memorandum of Lease referred to in Schedule A:

All that portion of land described as “Adjusted Lot 9”, and as set forth in that certain Notice of Minor Lot Line Adjustment recorded June 4, 2001, Series No. 2001-57986, Solano County Records, and further described as follows:

“Commencing at hereinabove mentioned Point “A”, with said Point “A” being on the westerly right-of-way line of the existing-Neitzel Road, as shown on the Parcel Map recorded in Book 31 of Parcel Maps at Page 39 to 41, Solano County Records; thence leaving said westerly right-of-way line North 84° 45’ 41” West 624.92 feet to the beginning of a non-tangent curve concave to the northwest having a radius of 1286.50 feet and to which beginning a radial line bears South 84° 45’ 41” East; thence southwesterly 1577.66 feet along said curve through a central angle of 70° 15’ 46”; thence South 75° 30’ 05” West 200.23 feet to the beginning of a

First American Title

Policy No. S605935 PROFORMA

curve concave to the southeast having a radius of 1713.50 feet; thence southwesterly 27.45 feet along said curve through a central angle of 00° 55’ 04”; thence South 14° 29’ 55” East 319.33 feet; thence North 50° 04’ 09” East 16.90 feet; thence South 38° 46’ 45” East 69.90 feet; thence South 41° 26’ 15” East 44.12 feet; thence South 14° 29’ 55” East 271.83 feet; thence along hereinabove mentioned westerly right-of-way line North 64° 50’ 00” East 359.24 feet to the beginning of a curve concave to the northwest having a radius of 1155.00 feet; thence northeasterly 283.90 feet along said curve through a central angle of 14° 05’ 00”; thence North 53° 04’ 28” East 369.85 feet; thence North 50° 45’ 00” East 500.00 feet; thence North 46° 13’ 02” East 277.97 feet; thence North 41° 37’ 18” East 89.77 feet; thence North 27° 24’ 18” East 89.85 feet; thence North 12° 19’ 57” East 97.76 feet; thence North 04° 11’ 00” East 275.35 feet to the beginning of a non-tangent curve concave to the southwest having a radius of 1168.86 feet and to which beginning a radial line bears North 89° 53’ 11” East, thence northeasterly 227.16 feet along said curve through a central angle of 11° 08’ 07” to the point of commencement.”

A.P.Nos.:               027-370-150, 045-280-320, 045-280-330 and 045-280-300

2

Form No. 1402.92

(10/17/92)

ALTA Owner’s Policy

SCHEDULE B

EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorney’s fees or expenses) which arise by reason of:

1.	General and special taxes and assessments for the fiscal year 2001-2002.
	First Installment	:	$22,264.99 open
	Penalty	:	None
	Second Installment	:	$22,264.99 open
	Penalty	:	None
	Tax Rate Area	:	3116
	A. P. No.	:	027-370-150

	Affects	:	The land and other property.

2.	General and special taxes and assessments for the fiscal year 2001-2002.
	First Installment	:	$34,782.98 open
	Penalty	:	None
	Second Installment	:	$34,782.98 open
	Penalty	:	None
	Tax Rate Area	:	3053
	A. P. No.	:	045-280-320

	Affects	:	The land and other property.

3.	General and special taxes and assessments for the fiscal year 2001-2002.
	First Installment	:	$28,480.09 open
	Penalty	:	None
	Second Installment	:	$28,480.09 open
	Penalty	:	None
	Tax Rate Area	:	3053
	A. P. No.	:	045-280-330

	Affects	:	The land and other property.

4.	General and special taxes and assessments for the fiscal year 2001-2002.
	First Installment	:	$13,991.40 open
	Penalty	:	None
	Second Installment	:	$13,991.40 open
	Penalty	:	None
	Tax Rate Area	:	3053
	A. P. No.	:	045-280-300

3

Affects	:	The land and other property.

5.	Supplemental taxes for the fiscal year 2000-2001 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
	First Installment	:	$7,877.50 unpaid, will become delinquent after December 10, 2001
	Second Installment	:	$7,877.50 unpaid, will become delinquent after April 10, 2002
	Tax Rate Area	:	3116
	A. P. No.	:	045-280-520

Said matter affects a portion of the land

6.	Supplemental taxes for the fiscal year 2000-2001 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
	First Installment	:	$18,775.44 unpaid, will become delinquent after December 10, 2001
	Second Installment	:	$18,775.44 unpaid, will become delinquent after April 10, 2002
	Tax Rate Area	:	3053
	A. P. No.	:	045-280-480

Said matter affects a portion of the land

7.	The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

8.	Assessments for Green Valley - Mangels Boulevard Refund collected and payable with the city and county taxes.

	Affects	:	The land and other property.

9.	Assessments for 1998 Reassessment Revenue Bond collected and payable with the city and county taxes.

	Affects	:	The land and other property.

10.

The lien of special tax assessed pursuant to Chapter 2.5 commencing with Section 53311 of the California Government Code for Community Facilities District No. 5, as disclosed by Notice of Special Tax Lien recorded June 7, 1990 as Series No. 90-44742 of Official Records.

11.

The lien of special tax assessed pursuant to Chapter 2.5 commencing with Section 53311 of the California Government Code for Community Facilities District No. 2, as disclosed by Notice of Special Tax Lien recorded December 17, 1992 as Series No. 92-11586 of Official Records.

12.

The lien of special tax assessed pursuant to Chapter 2.5 commencing with Section 53311 of the California Government Code for Community Facilities District No. 3, as disclosed by Notice of Special Tax Lien recorded December 17, 1992 as Series No. 92-11586 of Official Records.

13.	An easement for water pipeline and incidental purposes, recorded June 3, 1927, Book 1, Page 384, Series No. 1958 of Official Records.
	In Favor of	:	City of Vallejo

4

	Affects	:	The southeasterly portion of the land

14.

A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway or roadway, as contained in the document recorded April 24, 1928 in Book 13, Page 323, Series No. 1542 of Official Records.

15.	An easement for pole line and incidental purposes, recorded April 17, 1931 in Book 71, Page 496, Series No. 1497 of Official Records.
	In Favor of	:	The Pacific Telephone and Telegraph Company, a corporation
	Affects	:	The southerly portion of the land

16.	An easement for pole line and incidental purposes, recorded April 29, 1931 as Series No. 1647, Book 72, Page 268 of Official Records.
	In Favor of	:	Great Western Power Company of California, a corporation
	Affects	:	A portion of the land

17.	An easement for crossarms, wires, cables and anchor and incidental purposes, recorded June 5, 1952 in Book 624, Page 340 of Official Records.
	In Favor of	:	Pacific Gas and Electric Company

Document(s) declaring modifications thereof recorded August 11, 1960 as Book 1038, Page 681 of Official Records.

18.

A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway or roadway, as contained in the document recorded May 16, 1960 in Book 1028, Page 19, Series No. 9603 of Official Records.

19.	An easement for sanitary sewers and incidental purposes, recorded December 16, 1970 in Book 1658 as 260, Series No. 22671 of Official Records.
	In Favor of	:	City of Fairfield, a municipal corporation
	Affects	:	The easterly portion of the land

20.	An easement shown or dedicated on the map filed or recorded October 14, 1977, in Book 13 of Parcel Maps, Page 99
	For	:	Public utilities and incidental purposes.
	Affects	:	The southeasterly 10’ of the land

21.

The fact that the land lies within the boundaries of the Cordelia Area Redevelopment Project Area, as disclosed by the document recorded July 20, 1983 in Book 1983, Page 57325, Series No. 30314 of Official Records.

22.

The terms and provisions contained in the document entitled “Development for the Upper Mangels Ranch Planned Development” recorded June 10, 1986 in Book 1986, Page 58179 as Series No. 29083 of Official Records.

FIRST AMENDMENT thereto recorded March 23, 1990, Series No. 90-21855, Solano County Records.

SECOND AMENDMENT thereto recorded December 13, 1996, Series No. 96-83890, Official Records.

THIRD AMENDMENT thereto recorded February 2, 1999, Series No. 99-9241, Official Records.

5

23.	An easement for sanitary sewer and incidental purposes, recorded March 26, 1992 as Series No. 92-24929 of Official Records.
	In Favor of	:	The City of Fairfield, a municipal corporation
	Affects	:	A southerly portion of the land

24.	An easement for pole line and incidental purposes, recorded February 7, 1997 as Series No. 97-7749 of Official Records.
	In Favor of	:	Pacific Gas and Electric Company, a California corporation
	Affects	:	A southerly portion of the land

25.

The terms and provisions contained in the document entitled “Memorandum of Agreement” by and between The Redevelopment Agency of the City of Fairfield and H.J. Shein, Inc., an Illinois corporation recorded February 18, 2000 as Series No. 2000-13446 of Official Records.

Memorandum of Agreement (First Amendment to Disposition and Development Agreement) by and between The Redevelopment Agency of the City of Fairfield and H.J. Shein, Inc., an Illinois corporation, recorded June 4, 2001, Series No. 2001-57980, Official Records.

Memorandum of Agreement (Second Amendment to Disposition and Development Agreement) by and between The Redevelopment Agency of the City of Fairfield and H.J. Shein, Inc., and Illinois corporation, recorded June 4, 2001, Series No. 2001-57983, Official Records.

Assignment and Assumption Agreement by and between The Redevelopment Agency of the City of Fairfield, H.J. Shein, Inc., an Illinois corporation, Green Valley Building I, LLC, a Delaware limited liability company and Green Valley Land, LLC, a Delaware limited liability company, recorded June 4, 2001, Series No. 2001-57984, Official Records.

26.

The terms and provisions contained in the document entitled “Development Agreement” by and between City of Fairfield and H.J. Shein, Inc., an Illinois corporation recorded June 4, 2001 as Series No. 2001-57979 of Official Records.

27.	An easement shown or dedicated on the Map as referred to in the legal description
	For	:	Landscape, public service and Incidental purposes.
	Affects	:	The northwesterly portion of the land

28.	An easement shown or dedicated on the Map as referred to in the legal description
	For	:	Storm drain and incidental purposes.
	Affects	:	The southwesterly portion of the land

29.	An easement shown or dedicated on the Map as referred to in the legal description
	For	:	Sanitary sewer and incidental purposes.
	Affects	:	The southwesterly portion of the land

30.	The effect of the following matters shown on the filed map referred to in the legal description:

NOTE: Location of fault zone and setback has approximately shown in this Map per Map prepared by “Harlan Tait Associates” on June 17, 1994, Figure No. 5, Project No. 1197.01 entitled “Site and Exploration Plan and Fault Map, North Fairfield Site, Fairfield, California”.

31.	The terms and provisions contained in the document entitled “Grant Deed” recorded June 4, 2001 as Series No. 2001-57987 of Official Records.

6

32.	An option to purchase in favor of The Redevelopment Agency of the City of Fairfield, as contained in or disclosed by a document recorded June 4, 2001 as Series No. 2001-57987 of Official Records.

Said Document states that the option shall be subordinate and subject to and be limited by and shall not defeat, render invalid or limit, among other things, any leases or other agreements between Green Valley Land, LLC and other third party tenants and purchasers.

33.

The terms and provisions contained in the document entitled “Reimbursement Agreement” by and between The Redevelopment Agency of the City of Fairfield, and Green Valley Land, LLC, a Delaware limited liability company recorded June 4, 2001 as Series No. 2001-57989 of Official Records.

34.	Rights of parties in possession.

35.	Any facts, rights, interests or claims which would be disclosed by a correct ALTA/ACSM survey.

36.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

37.	Any claim by reason of the failure of Green Valley Building 12, LLC to acquire fee title to the leased land.

38.	Any failure to comply with the terms, provisions and conditions of the lease referred to in Schedule A.

39.

Any shortage in area or any discrepancy in the exact location the leased premises resulting from any insufficiency or ambiguity in the legal description contained in the documents creating or establishing the Lease referred to in Paragraph 2 of Schedule A.

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured.  It neither reflects the present status of title, nor is it intended to be a commitment to insure.  The Inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy.  A commitment to insure setting forth these requirements should be obtained from the Company.

7

FA16.1 ENDORSEMENT

Attached to Policy No. S605935

Issued by

FIRST AMERICAN TITLE INSURANCE COMPANY

The policy is amended in the following particulars:

A.	Paragraph 1 of the conditions and stipulations is amended by adding a subparagraph (h), as follows:

	(h)	“Leasehold Estate”: The right of possession for the term or terms described in Schedule A hereof subject to any provisions contained in the Lease which limit the right of possession.

B.	Paragraphs 14, 15, 16 and 17 of the conditions and stipulations are renumbered as paragraphs 16, 17, 18 and 19.

C.	The conditions and stipulations are amended by adding paragraphs 14 and 15, as follows:

	14.	Valuation of estate or interest insured

If, in computing loss or damage incurred by the insured, it becomes necessary to determine the value of the estate or interest insured by this policy, the value shall consist of the then present worth of the excess, if any, of the fair market rental value of the estate or interest, undiminished by any matters for which claim is made, for that part of the term stated in Schedule A herein then remaining plus any renewal or extended term for which a valid option to renew or extend is contained in the lease, over the value of the rent and other consideration required to be paid under the lease for the same period.

	15.	Miscellaneous items of loss

In the event the insured is evicted from possession of all or a part of the land by reason of any matters insured against by this policy, the following, if applicable, shall be included in computing loss or damage incurred by the insured, but not to the extent that the same are included in the valuation of the estate or interest insured by this policy.

(a)

The reasonable cost of removing and relocating any personal property which the insured has the right to remove and relocate, situated on the land at the time of eviction, the cost of transportation of that personal property for the initial twenty-five miles incurred in connection with the relocation, and the reasonable cost of the repairing the personal property damaged by reason of the removal and relocation. The costs referred to above shall not exceed in the aggregate the value of the personal property prior to its removal and relocation.

“Personal property”, above referred to, shall mean chattels and property which because of its character and manner of affixation to the land, can be severed therefrom without causing appreciable damage to the property severed or to the land to which the property is affixed.

(b)

Rent or damages for use and occupancy of the land prior to the eviction which the insured as owner of the leasehold estate may be obligated to pay to any person having paramount title to that of the lessor in the Lease.

(c)	The amount of rent which, by the terms of the Lease, the insured must continue to pay to the lessor after eviction for the land, or part thereof, from which the insured has been evicted.

(d)	The fair market value, at the time of the eviction, of the estate or interest of the insured in any sublease of all or part of the land existing at the date of the eviction.

(e)	Damages which the insured may be obligated to pay to any sublessee on account of the breach of any sublease of all or part of the land caused by the eviction.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

THIS IS A PRO FORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED.  IT NEITHER REFLECTS THE PRESENT STATUS OF THE TITLE, NOR IS IT INTENDED TO BE A COMMITMENT TO INSURE.  THIS ENDORSEMENT DOES NOT EVIDENCE THE WILLINGNESS OF FIRST AMERICAN TITLE INSURANCE COMPANY TO PROVIDE ANY AFFIRMATIVE COVERAGE SHOWN THEREIN.

THERE ARE REQUIREMENTS WHICH MUST BE MET BEFORE A FINAL ENDORSEMENT CAN BE ISSUED IN THE SAME FORM AS THIS PRO FORMA ENDORSEMENT.  A COMMITMENT TO INSURE SETTING FORTH THESE REQUIREMENTS SHOULD BE OBTAINED FROM THE COMPANY.

ALTA Leasehold Owners Policy (1987 Form and later)

F.A. Form 16.1 (Effective 6/1/87)

ENDORSEMENT

Attached to Policy No.  PRO FORMA

Issued By

First American Title Insurance

The Policy is hereby amended by deleting paragraph no. 14 from the Conditions and Stipulations.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

First American Title Insurance Company

By:
Authorized Signatory

CLTA 110.1-Mod.

Deletion of Arbitration Provisions Endorsement

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures against loss or damage sustained or incurred by the Insured by reason of any of the following matters:

1.             The existence of any present violations on the land of any enforceable covenants, conditions or restrictions;

2.             Except as shown in Schedule B, any present encroachments onto the land of buildings, structures or improvements located on adjoining lands; and

3.             Unmarketability of the title to the estate or interest by reason of any violations on the land, occurring prior to acquisition of title to the estate or interest by the Insured, of any covenants, conditions or restrictions.

Wherever in this endorsement any or all the words "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants, conditions or restrictions contained in any lease.

This endorsement is made a part of the policy and is subject to all the terms and provisions thereof and of any prior endorsements.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the Policy and any prior endorsements, nor does it extend the effective date of the Policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

F.A. Form 31.2 (Rev. 3/99)

ALTA - Extended Owners

(Unimproved Land)

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the easement described as Parcel             in Schedule              to provide the owner of the estate or interest referred to in Schedule A with ingress and egress to and from a public street known as (insert name of street).

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

CLTA Form 103.4 (Rev. 6-14-96)

ALTA or CLTA - Owner or Lender

Printed from the First American Underwriting Library, © Copyright 1999

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described in Schedule                       to be contiguous to *

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

*              Describe land contiguous to subject land by legal description or by reference to a recorded instrument.

CLTA Form 116.4 (Rev. 6-14-96)

Alta or Clta-Owner or Lender

Printed from the First American Underwriting Library, © Copyright 1999

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described as Parcel           in Schedule               to constitute a lawfully created parcel according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

CLTA Form 116.7 (Rev. 6-14-96)

Subdivision Map Act Endorsement

Printed from the First American Underwriting Library, © Copyright 1999

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the covenants of the lessor in favor of the lessee, set out in Section(s)                                                   ,                                            and                                       of the lease recorded                                                to do some act relating to the use, repair, maintenance or improvement of, or payment of taxes and assessments of the real property, or some part thereof, described as (description of burdened land of lessor) to be binding upon the lessor and each successive owner, during his or her ownership, of any portion of such real property, and upon each mortgagee, or trustee or beneficiary of a deed of trust, whose interest is derived from the lessor or through any such successive owner thereof, while such mortgagee or trustee or beneficiary is in possession in such capacity.

Provided, however, that no assurance is hereby given should such covenants fail to bind a successive owner who derives title through: a) a tax deed; b) a foreclosure of a bond or assessment; c) enforcement of a federal tax lien; d) bankruptcy, as trustee or otherwise; e) a right or lien existing prior to the date of recording of the instrument containing said covenants.

This endorsement does not insure against loss or damage which the insured may sustain by reason of the nonperformance of any said covenants.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

CLTA Form 124.2 (Rev. 6-14-96)

ALTA or CLTA - Lessee or Lender

ENDORSEMENT

Attached to Policy No.  PRO FORMA

Issued By

First American Title Insurance Company

1. The Company insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

(a)	According to applicable zoning ordinances and amendments thereto, the land is classified Zone .

(b)

The following use or uses are allowed under that classification subject to compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses:

2. The Company further insures against loss or damage arising from a final decree of a court of competent jurisdiction

(a)	prohibiting the use of the land, with any structure completed in accordance with the plans and specifications (hereinafter defined), as specified in paragraph 1(b); or

(b)

requiring the removal or alteration of the structure on the basis that, if the proposed structure were completed in substantial compliance with the plans and specifications by                                 dated                           , said ordinances and amendments thereto would be violated with respect to any of the following matters:

	(i)	Area, width or depth of the land as a building site for the structure;

	(ii)	Floor space area of the structure;

	(iii)	Setback of the structure from the property lines of the land;

	(iv)	Height of the structure; or

	(v)	Parking as to number of spaces.

There shall be no liability under this endorsement based on the invalidity of the ordinances and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

Loss or damage as to the matters insured against by this endorsement shall not include loss or damage sustained or incurred by reason of the refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

First American Title Insurance Company

By:	Dated:
Authorized Signatory

[GRAPHIC]

Form No. 1402.92

(10/17/92)

ALTA Owner’s Policy

PROFORMA POLICY JACKET

LEASEHOLD

POLICY OF TITLE INSURANCE

[FIRST AMERICAN LOGO]

ISSUED BY

First American Title Insurance Company

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

1.                    Title to the estate or interest described in Schedule A being vested other than as stated therein;

2.                    Any defect in or lien or encumbrance on the title;

3.                    Unmarketability of the title;

4.                    Lack of a right of access to and from the land.

The Company will also pay the costs, attorneys’ fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.

First American Title Insurance Company

BY	/s/ [ILLEGIBLE]	PRESIDENT

ATTEST	/s/ [ILLEGIBLE]	SECRETARY

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:

1.                                       (a)            Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

(b)            Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2.                                       Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.             Defects, liens, encumbrances, adverse claims or other matters:

(a)             created, suffered, assumed or agreed to by the insured claimant;

(b)            not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

(c)             resulting in no loss or damage to the insured claimant;

(d)            attaching or created subsequent to Date of Policy; or

(e)             resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

4.                                       Any claim, which arises out of the transaction vesting in the Insured the estate or Interest insured by this policy, by reason of the operation of federal bankruptcy, state Insolvency, or similar creditors’ rights laws, that is based on:

(i)                the transaction creating the estate or interest insured by this policy being deemed a fraudulent conveyance or fraudulent transfer; or

(ii)             the transaction creating the estate or interest insured by this policy being deemed a preferential transfer except where the preferential transfer results from the failure:

(a)              to timely record the instrument of transfer; or

(b)             of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.

CONDITIONS AND STIPULATIONS

1.             DEFINITION OF TERMS.

The following terms when used in this policy mean:

(a)                                  “insured”: the insured named in Schedule A, and, subject to any rights or defenses the Company would have had against the named insured, those who succeed to the Interest of the named Insured by operation of law as distinguished from purchase including, but not limited to, heirs, distributees, devisees, survivors, personal representatives, next of kin, or corporate or fiduciary successors.

(b)                 “insured claimant”: an insured claiming loss or damage.

(c)                 “knowledge” or “known”: actual knowledge, not constructive knowledge or notice which may be imputed to an insured by reason of the public records as defined in this policy or any other records which impart constructive notice of matters affecting the land.

(d)                                 “land”: the land described or referred to in Schedule (A), and improvements affixed thereto which by law constitute real property. The term “land” does not include any property beyond the lines of the area described or referred to in Schedule (A), nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but nothing herein shall modify or limit the extent to which a right of access to and from the land is insured by this policy.

(e)           “mortgage”: mortgage, deed of trust, trust deed, or other security instrument.

(f)                  “public records”: records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge. With respect to Section 1(a)(iv) of the Exclusions From Coverage.  “public records” shall also include environmental protection liens filed in the records of the clerk of the United States district court for the district in which the land is located.

(g)                                 “unmarketability of the title”: an alleged or apparent matter affecting the title to the land, not excluded or excepted from coverage, which would entitle a purchaser of the estate or interest described in Schedule A to be released from the obligation to purchase by virtue of a contractual condition requiring the delivery of marketable title.

2.             CONTINUATION OF INSURANCE AFTER CONVEYANCE OF TITLE.

The coverage of this policy shall continue in force as of Date of Policy in favor of an insured only so long as the insured retains an estate or interest in the land, or holds an indebtedness secured by a purchase money mortgage given by a purchaser from the insured, or only so long as the insured shall have liability by reason of covenants of warranty made by the Insured in any transfer or conveyance of the

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estate or interest.  This policy shall not continue in force in favor of any purchaser from the insured of either (i) an estate or interest in the land, or (ii) an indebtedness secured by a purchase money mortgage given to the insured.

3.             NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT.

The insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 4(a) below, (ii) in case knowledge shall come to an insured hereunder of any claim of title or interest which is adverse to the title to the estate or interest, as Insured, and which might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if title to the estate or interest, as insured, is rejected as unmarketable. If prompt notice shall not be given to the Company, then as to the insured all liability of the Company shall terminate with regard to the matter or matters for which prompt notice is required; provided, however, that failure to notify the Company shall in no case prejudice the rights of any insured under this policy unless the Company shall be prejudiced by the failure and then only to the extent of the prejudice.

4.                                       DEFENSE AND PROSECUTION OF ACTIONS; DUTY OF INSURED CLAIMANT TO COOPERATE.

(a)                                  Upon written request by the insured and subject to the options contained in Section 6 of these Conditions and Stipulations, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an insured in litigation in which any third party asserts a claim adverse to the title or interest as insured, but only as to those stated causes of action alleging a defect, lien or encumbrance or other matter insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the insured to object for reasonable cause) to represent the insured as to those stated causes of action and shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs or expenses Incurred by the insured in the defense of those causes of action which allege matters not insured against by this policy.

(b)                                 The Company shall have the right, at its own cost, to institute and prosecute any action or proceeding or to do any other act which in its opinion may be necessary or desirable to establish the title to the estate or interest, as insured, or to prevent or reduce loss or damage to the insured.  The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable hereunder, and shall not thereby concede liability or waive any provision of this policy. If the Company shall exercise its rights under this paragraph, it shall do so diligently.

(c)                                  Whenever the Company shall have brought an action or interposed a defense as required or permitted by the provisions of this policy, the Company may pursue any litigation to final determination by a court of competent jurisdiction and expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.

(d)                                 In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding, the insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, and all appeals therein, and permit the Company to use, at its option, the name of the insured for this purpose. Whenever requested by the Company, the insured, at the Company’s expense, shall give the Company all reasonable aid (i) in any action or proceeding, securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act which in the opinion of the Company may be necessary or desirable to establish the title to the estate or interest as insured. If the Company is prejudiced by the failure of the insured to furnish the required cooperation, the Company’s obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

5.             PROOF OF LOSS OR DAMAGE.

In addition to and after the notices required under Section 3 of these Conditions and Stipulations have been provided the Company, a proof of loss or damage signed and sworn to by the insured claimant shall be furnished to the Company within 90 days after the insured claimant shall ascertain the facts giving rise to the loss or damage. The proof of loss or damage shall describe the defect in, or lien or encumbrance on the title, or other matter insured against

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by this policy which constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage. If the Company is prejudiced by the failure of the insured claimant to provide the required proof of loss or damage, the Company’s obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such proof of loss or damage.

In addition, the insured claimant may reasonably be required to submit to examination under oath by any authorized representative of the Company and shall produce for examination, inspection and copying, at such reasonable times and places as may be designated by any authorized representative of the Company, all records, books, ledgers, checks, correspondence and memoranda, whether bearing a date before or after Date of Policy, which reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the insured claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect and copy all records, books, ledgers, checks, correspondence and memoranda in the custody or control of a third party, which reasonably pertain to the loss or damage. All information designated as confidential by the insured claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company.  It is necessary in the administration of the claim. Failure of the insured claimant to submit for examination under oath, produce other reasonably requested information or grant permission to secure reasonably necessary information from third parties as required in this paragraph, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

6.                                       OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY.

In case of a claim under this policy, the Company shall have the following additional options:

(a)                                  To Pay or Tender Payment of the Amount of Insurance.

To pay or tender payment of the amount of insurance under this policy together with any costs, attorneys’ fees and expenses incurred by the insured claimant, which were authorized by the Company, up to the time of payment or tender of payment and which the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations to the insured under this policy, other than to make the payment required, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, and the policy shall be surrendered to the Company for cancellation.

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(b)                                 To Pay or Otherwise Settle With Parties Other than the Insured or With the Insured Claimant.

(i)                  to pay or otherwise settle with other parties for or in the name of an insured claimant any claim insured against under this policy, together with any costs, attorneys’ fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay; or

(ii)               to pay or otherwise settle with the insured claimant the loss or damage provided for under this policy, together with any costs, attorneys’ fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in paragraphs (b)(i) or (ii), the Company’s obligations to the insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute or continue any litigation.

7.             DETERMINATION, EXTENT OF LIABILITY AND COINSURANCE.

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the insured claimant who has suffered loss or damage by reason of matters insured against by this policy and only to the extent herein described.

(a)                                  The liability of the Company under this policy shall not exceed the least of:

(i)                  the Amount of Insurance stated in Schedule A; or

(ii)               the difference between the value of the insured estate or interest as insured and the value of the insured estate or interest subject to the defect, lien or encumbrance insured against by this policy.

(b)                                 In the event the Amount of Insurance stated in Schedule A at the Date of Policy is less than 80 percent of the value of the insured estate or interest of the full consideration paid for the land, whichever is less, or if subsequent to the Date of Policy an improvement is erected on the land which increases the value of the insured estate or interest by at least 20 percent over the Amount of Insurance stated in Schedule A, then this Policy is subject to the following:

(i)                  where no subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that the Amount of Insurance at Date of Policy bears to the total value of the insured estate or interest at Date of Policy; or (ii) where a subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that 120 percent of the Amount of Insurance stated in Schedule A bears to the sum of the Amount of Insurance stated in Schedule A and the amount expended for the improvement.

The provisions of this paragraph shall not apply to costs, attorneys’ fees and expenses for which the Company is liable under this policy, and shall only apply to that portion of any loss which exceeds, in the aggregate, 10 percent of the Amount of Insurance stated in Schedule A.

(c)                                  The Company will pay only those costs, attorneys’ fees and expenses incurred in accordance with Section 4 of these Conditions and Stipulations.

8.             APPORTIONMENT.

If the land described in Schedule (A)(C) consists of two or more parcels which are not used as a single site, and a loss is established affecting one or more of the parcels but not all, the loss shall be computed and settled on a pro rata basis as if the Amount of Insurance under this policy was divided pro rata as to the value on Date of Policy of each separate parcel to the whole, exclusive of any improvements made subsequent to Date of Policy, unless a liability or value has otherwise been agreed upon as to each parcel by the Company and the insured at the time of the issuance of this policy and shown by an express statement or by an endorsement attached to this policy.

9.             LIMITATION OF LIABILITY.

(a)                                  If the Company establishes the title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the land, or cures the claim of unmarketability of title, all as insured.  In a reasonably diligent manner by any method, including litigation and the completion of any appeals therefrom, it shall have fully performed its obligations with respect to that matter and shall not be liable

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for any loss or damage caused thereby.

(b)                                 In the event of any litigation, including litigation by the Company or with the Company’s consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title as insured.

(c)                                  The Company shall not be liable for loss or damage to any insured for liability voluntarily assumed by the insured in settling any claim or suit without the prior written consent of the Company.

10.                                 REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY.

All payments under this policy, except payments made for costs, attorneys’ fees and expenses, shall reduce the amount of the insurance pro tanto.

11.           LIABILITY NONCUMULATIVE.

It is expressly understood that the Amount of Insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring a mortgage to which exception is taken in Schedule B or to which the insured has agreed, assumed, or taken subject, or which is hereafter executed by an insured and which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy to the insured owner.

12.           PAYMENT OF LOSS.

(a)                                  No payment shall be made without producing this policy for endorsement of the payment unless the policy has been lost or destroyed, in which case proof of loss or destruction shall be furnished to the satisfaction of the Company.

(b)                                 When liability and the extent of loss or damage has been definitely fixed in accordance with these Conditions and Stipulations, the loss or damage shall be payable within 30 days thereafter.

13.           SUBROGATION UPON PAYMENT OR SETTLEMENT.

(a)                                  The Company’s Right of Subrogation.

Whenever the Company shall have settled and paid a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant. The Company shall be subrogated to and be entitled to all rights and remedies which the insured claimant would have had against any person or property in respect to the claim had this policy not been issued.  If requested by the Company,

6

the insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect this right of subrogation. The insured claimant shall permit the Company to sue, compromise or settle in the name of the insured claimant and to use the name of the insured claimant in any transaction or litigation involving these rights or remedies.

If a payment on account of a claim does not fully cover the loss of the insured claimant, the Company shall be subrogated to these rights and remedies in the proportion which the Company’s payment bears to the whole amount of the loss.

If loss should result from any act of the insured claimant, as stated above, that act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against by this policy which shall exceed the amount, if any, lost to the Company by reason of the impairment by the insured claimant of the Company’s right of subrogation.

(b)                                 The Company’s Rights Against non-insured Obligors.

The Company’s right of subrogation against non-insured obligors shall exist and shall include, without limitation, the rights of the insured to indemnities, guaranties, other policies of insurance or bonds, notwithstanding any terms or conditions contained in those instruments which provide for subrogation rights by reason of this policy.

14.           ARBITRATION.

Unless prohibited by applicable law, either the Company or the insured may demand arbitration pursuant to the Title Insurance Arbitration Rules of the American Arbitration Association. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the insured arising out of or relating to this policy, any service of the Company in connection with its issuance or the breach of a policy provision or other obligation. All arbitrable matters when the Amount of Insurance is $1,000,000 or less shall be arbitrated at the option of either the Company or the insured. All arbitrable matters when the Amount of Insurance is in excess of $1,000,000 shall be arbitrated only when agreed to by both the Company and the insured. Arbitration pursuant to this policy and under the Rules in effect on the date the demand for arbitration is made or, at the option of the insured, the Rules in effect at Date of Policy shall be binding upon the parties. The award may include attorneys’ fees only if the laws of the state in which the land is located permit a court to award attorneys’ fees to a prevailing party. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

The law of the situs of the land shall apply to an arbitration under the Title Insurance Arbitration Rules.

A copy of the Rules may be obtained from the Company upon request.

15.           LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT.

(a)                                  This policy together with all endorsements, if any, attached hereto by the Company is the entire policy and contract between the insured and the Company.  In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)                                 Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the title to the estate or interest covered hereby or by any action asserting such claim, shall be restricted to this policy.

(c)                                  No amendment of or endorsement to this policy can be made except by a writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

16.           SEVERABILITY.

In the event any provision of the policy is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision and all other provisions shall remain in full force and effect.

17.           NOTICES, WHERE SENT.

All notices required to be given the Company and any statement in writing required to be furnished the Company shall include the number of this policy and shall be addressed to the Company at 1 First American Way, Santa Ana, California 92707, or to the office which issued this policy.

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[GRAPHIC]

[FIRST AMERICAN LOGO]

First American Title Insurance Company

POLICY

OF

TITLE

INSURANCE

[SEAL OF FIRST AMERICAN TITLE INSURANCE COMPANY, CALIFORNIA]

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110201cm

Form No. 1402.92

(10/17/92)

ALTA Owner’s Policy

SCHEDULE A

Premium	:	$(To be determined)	Policy No:	S605935 PROFORMA
OPTIONEE
Amount of Insurance	:	$(To be determined)

Date of Policy	:	(To be determined)

1.             Name of Insured:

COPART, INC., a California corporation

2.             The estate or interest in the land which is covered by this policy is:

A leasehold estate as created by that certain lease dated                       , executed by Green Valley Building 12 LLC, a Delaware limited liability company, as lessor, and Copart, Inc., a California corporation, as lessee, disclosed by Memorandum of Lease and Options to Purchase and Right of Offer recorded                     , 2001,  Series No. 2001-                       , Official Records.

3.             Title to the estate or interest in the land is vested in:

GREEN VALLEY BUILDING 12 LLC, a Delaware limited liability company

4.             The land referred to in this policy is described as follows:

REAL PROPERTY in the City of Fairfield, County of Solano, State of California, described as follows:

That portion of the following described property attached as Exhibit A to the Memorandum of Lease referred to in Schedule A:

All that portion of land described as “Adjusted Lot 9”, and as set forth in that certain Notice of Minor Lot Line Adjustment recorded June 4, 2001, Series No. 2001-57986, Solano County Records, and further described as follows:

“Commencing at hereinabove mentioned Point “A”, with said Point “A” being on the westerly right-of-way line of the existing-Neitzel Road, as shown on the Parcel Map recorded in Book 31 of Parcel Maps at Page 39 to 41, Solano County Records; thence leaving said westerly right-of-way line North 84° 45’ 41” West 624.92 feet to the beginning of a non-tangent curve concave to the northwest having a radius of 1286.50 feet and to which beginning a radial line bears South 84° 45’ 41” East; thence southwesterly 1577.66 feet along said curve through a central angle of 70° 15’ 46”; thence South 75° 30’ 05” West 200.23 feet to the beginning of a

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Policy No. S605935 PROFORMA

curve concave to the southeast having a radius of 1713.50 feet; thence southwesterly 27.45 feet along said curve through a central angle of 00° 55’ 04”; thence South 14° 29’ 55” East 319.33 feet; thence North 50° 04' 09” East 16.90 feet; thence South 38° 46’ 45” East 69.90 feet; thence South 41° 26’ 15” East 44.12 feet; thence South 14° 29’ 55” East 271.83 feet; thence along hereinabove mentioned westerly right-of-way line North 64° 50’ 00” East 359.24 feet to the beginning of a curve concave to the northwest having a radius of 1155.00 feet; thence northeasterly 283.90 feet along said curve through a central angle of 14° 05’ 00”; thence North 53° 04’ 28” East 369.85 feet; thence North 50° 45’ 00” East 500.00 feet; thence North 46° 13’ 02” East 277.97 feet; thence North 41° 37’ 18” East 89.77 feet; thence North 27° 24’ 18” East 89.85 feet; thence North 12° 19’ 57” East 97.76 feet; thence North 04° 11’ 00” East 275.35 feet to the beginning of a non-tangent curve concave to the southwest having a radius of 1168.86 feet and to which beginning a radial line bears North 89° 53’ 11” East; thence northeasterly 227.16 feet along said curve through a central angle of 11° 08’ 07” to the point of commencement.”

A.P.Nos.:               027-370-150, 045-280-320, 045-280-330 and 045-280-300

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Form No. 1402.92

(10/17/92)

ALTA Owner’s Policy

SCHEDULE B

EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorney’s fees or expenses) which arise by reason of:

1.             General and special taxes and assessments for the fiscal year 2001-2002.

First Installment	:	$22,264.99 open
Penalty	:	None
Second Installment	:	$22,264.99 open
Penalty	:	None
Tax Rate Area	:	3116
A. P. No.	:	027-370-150

Affects	:	The land and other property.

2.             General and special taxes and assessments for the fiscal year 2001-2002.

First Installment	:	$34,782.98 open
Penalty	:	None
Second Installment	:	$34,782.98 open
Penalty	:	None
Tax Rate Area	:	3053
A. P. No.	:	045-280-320

Affects	:	The land and other property.

3.             General and special taxes and assessments for the fiscal year 2001-2002.

First Installment	:	$28,480.09 open
Penalty	:	None
Second Installment	:	$28,480.09 open
Penalty	:	None
Tax Rate Area	:	3053
A. P. No.	:	045-280-330

Affects	:	The land and other property.

4.             General and special taxes and assessments for the fiscal year 2001-2002.

First Installment	:	$13,991.40 open
Penalty	:	None
Second Installment	:	$13,991.40 open
Penalty	:	None
Tax Rate Area	:	3053
A. P. No.	:	045-280-300

Affects	:	The land and other property.

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5.                                       Supplemental taxes for the fiscal year 2000-2001 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

First Installment	:	$7,877.50 unpaid, will become delinquent after December 10, 2001
Second Installment	:	$7,877.50 unpaid, will become delinquent after April 10, 2002
Tax Rate Area	:	3116
A. P. No.	:	045-280-520

Said matter affects a portion of the land

6.                                       Supplemental taxes for the fiscal year 2000-2001 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

First Installment	:	$18,775.44 unpaid, will become delinquent after December 10, 2001
Second Installment	:	$18,775.44 unpaid, will become delinquent after April 10, 2002
Tax Rate Area	:	3053
A. P. No.	:	045-280-480

Said matter affects a portion of the land

7.                                       The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

8.                                       Assessments for Green Valley - Mangels Boulevard Refund collected and payable with the city and county taxes.

Affects	:	The land and other property.

9.                                       Assessments for 1998 Reassessment Revenue Bond collected and payable with the city and county taxes.

Affects	:	The land and other property.

10.                                 The lien of special tax assessed pursuant to Chapter 2.5 commencing with Section 53311 of the California Government Code for Community Facilities District No. 5, as disclosed by Notice of Special Tax Lien recorded June 7, 1990 as Series No. 90-44742 of Official Records.

11.                                 The lien of special tax assessed pursuant to Chapter 2.5 commencing with Section 53311 of the California Government Code for Community Facilities District No. 2, as disclosed by Notice of Special Tax Lien recorded December 17, 1992 as Series No. 92-11586 of Official Records.

12.                                 The lien of special tax assessed pursuant to Chapter 2.5 commencing with Section 53311 of the California Government Code for Community Facilities District No. 3, as disclosed by Notice of Special Tax Lien recorded December 17, 1992 as Series No. 92-11586 of Official Records.

13.                                 An easement for water pipeline and incidental purposes, recorded June 3, 1927, Book 1, Page 384, Series No. 1958 of Official Records.

In Favor of	:	City of Vallejo

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Affects	:	The southeasterly portion of the land

14.                                 A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway or roadway, as contained in the document recorded April 24, 1928 in Book 13, Page 323, Series No. 1542 of Official Records.

15.                                 An easement for pole line and incidental purposes, recorded April 17, 1931 in Book 71, Page 496, Series No. 1497 of Official Records.

In Favor of	:	The Pacific Telephone and Telegraph Company, a corporation
Affects	:	The southerly portion of the land

16.                                 An easement for pole line and incidental purposes, recorded April 29, 1931 as Series No. 1647, Book 72, Page 268 of Official Records.

In Favor of	:	Great Western Power Company of California, a corporation
Affects	:	A portion of the land

17.                                 An easement for crossarms, wires, cables and anchor and incidental purposes, recorded June 5, 1952 in Book 624, Page 340 of Official Records.

In Favor of	:	Pacific Gas and Electric Company

Document(s) declaring modifications thereof recorded August 11, 1960 as Book 1038, Page 681 of Official Records.

18.                                 A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway or roadway, as contained in the document recorded May 16, 1960 in Book 1028, Page 19, Series No. 9603 of Official Records.

19.                                 An easement for sanitary sewers and incidental purposes, recorded December 16, 1970 in Book 1658 as 260, Series No. 22671 of Official Records.

In Favor of	:	City of Fairfield, a municipal corporation
Affects	:	The easterly portion of the land

20.                                 An easement shown or dedicated on the map filed or recorded October 14, 1977, in Book 13 of Parcel Maps, Page 99

For	:	Public utilities and incidental purposes.
Affects	:	The southeasterly 10’ of the land

21.                                 The fact that the land lies within the boundaries of the Cordelia Area Redevelopment Project Area, as disclosed by the document recorded July 20, 1983 in Book 1983, Page 57325, Series No. 30314 of Official Records.

22.                                 The terms and provisions contained in the document entitled  “Development for the Upper Mangels Ranch Planned Development” recorded June 10, 1986 in Book 1986, Page 58179 as Series No. 29083 of Official Records.

FIRST AMENDMENT thereto recorded March 23, 1990, Series No. 90-21855, Solano County Records.

SECOND AMENDMENT thereto recorded December 13, 1996, Series No. 96-83890, Official Records.

THIRD AMENDMENT thereto recorded February 2, 1999, Series No. 99-9241, Official Records.

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23.                                 An easement for sanitary sewer and incidental purposes, recorded March 26, 1992 as Series No. 92-24929 of Official Records.

In Favor of	:	The City of Fairfield, a municipal corporation
Affects	:	A southerly portion of the land

24.                                 An easement for pole line and incidental purposes, recorded February 7, 1997 as Series No. 97-7749 of Official Records.

In Favor of	:	Pacific Gas and Electric Company, a California corporation
Affects	:	A southerly portion of the land

25.                                 The terms and provisions contained in the document entitled “Memorandum of Agreement” by and between The Redevelopment Agency of the City of Fairfield and H.J. Shein, Inc., and Illinois corporation recorded February 18, 2000 as Series No. 2000-13446 of Official Records.

Memorandum of Agreement (First Amendment to Disposition and Development Agreement) by and between The Redevelopment Agency of the City of Fairfield and H.J. Shein, Inc., an Illinois corporation, recorded June 4, 2001, Series No. 2001-57980, Official Records.

Memorandum of Agreement (Second Amendment to Disposition and Development Agreement) by and between The Redevelopment Agency of the City of Fairfield and H.J. Shein, Inc., an Illinois corporation, recorded June 4, 2001, Series No. 2001-57983, Official Records.

Assignment and Assumption Agreement by and between The Redevelopment Agency of the City of Fairfield, H.J. Shein, Inc., an Illinois corporation, Green Valley, Building I, LLC, a Delaware limited liability company and Green Valley Land, LLC, a Delaware limited liability company, recorded June 4, 2001, Series No. 2001-57984, Official Records.

26.                                 The terms and provisions contained in the document entitled “Development Agreement” by and between City of Fairfield and H.J. Shein, Inc., and Illinois corporation recorded June 4, 2001 as Series No. 2001-57979 of Official Records.

27.                                 An easement shown or dedicated on the Map as referred to in the legal description

For	:	Landscape, public service and incidental purposes.
Affects	:	The northwesterly portion of the land

28.                                 An easement shown or dedicated on the Map as referred to in the legal description

For	:	Storm drain and incidental purposes.
Affects	:	The southwesterly portion of the land

29.                                 An easement shown or dedicated on the Map as referred to in the legal description

For	:	Sanitary sewer and incidental purposes.
Affects	:	The southwesterly portion of the land

30.                                 The effect of the following matters shown on the filed map referred to in the legal description:

NOTE: Location of fault zone and setback has approximately shown in this Map per Map prepared by “Harlan Tait Associates” on June 17, 1994, Figure No. 5, Project No. 1197.01 entitled “Site and Exploration Plan and Fault Map, North Fairfield Site, Fairfield, California”.

31.                                 The terms and provisions contained in the document entitled  “Grant Deed” recorded June 4, 2001 as Series No. 2001-57987 of Official Records.

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32.                                 An option to purchase in favor of The Redevelopment Agency of the City of Fairfield, as contained in or disclosed by a document recorded June 4, 2001 as Series No. 2001-57987 of Official Records.

Said Document states that the option shall be subordinate and subject to and be limited by and shall not defeat, render invalid or limit, among other things, any leases or other agreements between Green Valley Land, LLC and other third party tenants and purchasers.

33.                                 The terms and provisions contained in the document entitled “Reimbursement Agreement” by and between The Redevelopment Agency of the City of Fairfield, and Green Valley Land, LLC, a Delaware limited liability company recorded June 4, 2001 as Series No. 2001-57989 of Official Records.

34.                                 Rights of parties in possession.

35.                                 Any facts, rights, interests or claims which would be disclosed by a correct ALTA/ACSM survey.

36.                                 Any facts, rights, interests or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

37.                                 Any claim by reason of the failure of Green Valley Building 12, LLC to acquire fee title to the leased land.

38.                                 Any failure to comply with the terms, provisions and conditions of the lease referred to in Schedule A.

39.                                 Any shortage in area or any discrepancy in the exact location the leased premises resulting from any insufficiency or ambiguity in the legal description contained in the documents creating or establishing the Lease referred to in Paragraph 2 of Schedule A.

40.                                 Terms, provisions and conditions of the Options to Purchase, and any failure to comply with same, as contained in the Office Lease dated               , executed by Green Valley Building 12, LLC. as Optionor, and Copart, Inc., a California corporation, as Optionee, disclosed by Memorandum of Lease and Options to Purchase and Right of Offer recorded                   , 2001, Series No. 2001-                     , Official Records.

NOTICE:  This is a pro-forma policy furnished to or on behalf of the party to be insured.  It neither reflects the present status of title, nor is it intended to be a commitment to insure.  The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy.  A commitment to insure setting forth these requirements should be obtained from the Company.

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FA19 ENDORSEMENT

Attached to Policy No.  S605935 PROFORMA

Issued by

FIRST AMERICAN TITLE INSURANCE COMPANY

With respect to the options to purchase referred to in paragraph 40 of Schedule B (individually, the “Option” and collectively, the “Options”), the Options are hereby incorporated into Schedule A of the policy as an interest secured thereby, and the Company further insures the insured against loss or damages sustained or incurred by the insured by reason of:

(1)                        The unenforceability of the Option, except to the extent that such unenforceability or claim thereof is based on the failure of the insured to have fulfilled the terms and conditions of the Options.

(2)                        The priority over the Option of any conveyance made of the fee simple estate in the land or any liens or encumbrances created thereon after the Date of Policy, excepting any such liens or encumbrances that would affect the insured had the insured been the owner of the fee simple title instead of the Option as of the Date of Policy, including without limitations, real estate taxes, special assessments, demolition liens, drainage liens and water tax liens, or any right, title and interest in the land derived thereunder.

(3)                        The entry of any court order or judgment which constitutes a final determination and requires the insured, as a condition to receiving specific performance of the Option, to pay a sum in excess of the Option price, in addition to attorneys’ fees and all costs of litigation.

Nothing contained in this endorsement shall be construed as insuring the insured against loss or damage sustained or incurred by reason of:

(a)                        Disaffirmance of the Option under the provision of the Bankruptcy Act.

(b)                       The failure of the insured to receive all or part of an award entered in a condemnation proceeding unless failure to share in said award stems from a court order or judgment which constitutes a final determination and adjudges the Option invalid or incapable of specific performance.

(c)                        The failure of the insured at the time of payment of the Option price either to have obtained proper conveyances and release from all persons having an interest in said land or a lien or encumbrance thereon (the determination as to the identity of such persons and the nature of the interest, lien or encumbrance owned or claimed, to be at the expense of the insured) or to have obtained a court order or judgment which constitutes a final determination and determines those persons and interests entitled to receive the Option price.

(d)                       Attorneys’ fees and costs in connection with the proceedings mentioned in subparagraph (c) immediately above, or in connection with an action to enforce the Option, excluding attorneys’ fees incurred to defend an attack on the validity or enforceability of the Option.

Notwithstanding the provisions contained in the conditions and stipulations of the policy of which this endorsement is a part the coverage afforded by said policy and this endorsement shall cease and terminate upon the exercise of the Option or on the date the Option expires by its own terms, whichever occurs first.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.  The total liability of the Company

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under the policy and any endorsement thereto shall not exceed, in the aggregate, the face amount of the policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

THIS IS A PRO FORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED.  IT NEITHER REFLECTS THE PRESENT STATUS OF TITLE, NOR IS IT INTENDED TO BE A COMMITMENT TO INSURE.  THIS ENDORSEMENT DOES NOT EVIDENCE THE WILLINGNESS OF FIRST AMERICAN TITLE INSURANCE COMPANY TO PROVIDE ANY AFFIRMATIVE COVERAGE SHOWN THEREIN.

THERE ARE REQUIREMENTS WHICH MUST BE MET BEFORE A FINAL ENDORSEMENT CAN BE ISSUED IN THE SAME FORM AS THIS PRO FORMA ENDORSEMENT.  A COMMITMENT TO INSURE SETTING FORTH THESE REQUIREMENTS SHOULD BE OBTAINED FROM THE COMPANY.

FA SPECIAL—Optionee’s Coverage (11/01)

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ENDORSEMENT

Attached to Policy No.  PRO FORMA

Issued By

First American Title Insurance

The Policy is hereby amended by deleting paragraph no. 14 from the Conditions and Stipulations.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

First American Title Insurance Company

By:
Authorized Signatory

CLTA 110.1-Mod.
Deletion of Arbitration Provisions Endorsement

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ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures against loss or damage sustained or incurred by the Insured by reason of any of the following matters:

1.             The existence of any present violations on the land of any enforceable covenants, conditions or restrictions;

2.             Except as shown in Schedule B, any present encroachments onto the land of buildings, structures or improvements located on adjoining lands; and

3.             Unmarketability of the title to the estate or interest by reason of any violations on the land, occurring prior to acquisition of title to the estate or interest by the Insured, of any covenants, conditions or restrictions.

Wherever in this endorsement any or all the words “covenants, conditions or restrictions” appear, they shall not be deemed to refer to or include the terms, covenants, conditions or restrictions contained in any lease.

This endorsement is made a part of the policy and is subject to all the terms and provisions thereof and of any prior endorsements.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the Policy and any prior endorsements, nor does it extend the effective date of the Policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

F.A. Form 31.2 (Rev. 3/99)
ALTA - Extended Owners
(Unimproved Land)

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ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the easement described as Parcel               in Schedule                   to provide the owner of the estate or interest referred to in Schedule A with ingress and egress to and from a public street known as (insert name of street).

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

CLTA Form 103.4 (Rev. 6-14-96)
ALTA OR CLTA - Owner or Lender

Printed from the First American Underwriting Library, ©  Copyright 1999

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ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described in Schedule                          to be contiguous to *

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

*              Describe land contiguous to subject land by legal description or by reference to a recorded instrument.

CLTA Form 116.4 (Rev. 6-14-96)

Alta or Clta-Owner or Lender

Printed from the First American Underwriting Library, ©  Copyright 1999

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ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described as Parcel             in Schedule              to constitute a lawfully created parcel according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

CLTA Form 116.7 (Rev. 6-14-96)
Subdivision Map Act Endorsement

Printed from the First American Underwriting Library, ©  Copyright 1999

22

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the covenants of the lessor in favor of the lessee, set out in Section(s)                                          ,                                           and                                     of the lease recorded                                                 to do some act relating to the use, repair, maintenance or improvement of, or payment of taxes and assessments of the real property, or some part thereof, described as (description of burdened land of lessor) to be binding upon the lessor and each successive owner, during his or her ownership, of any portion of such real property, and upon each mortgagee, or trustee or beneficiary of a deed of trust, whose interest is derived from the lessor or through any such successive owner thereof, while such mortgagee or trustee or beneficiary is in possession in such capacity.

Provided, however, that no assurance is hereby given should such covenants fail to bind a successive owner who derives title through: a) a tax deed; b) a foreclosure of a bond or assessment; c) enforcement of a federal tax lien; d) bankruptcy, as trustee or otherwise; e) a right or lien existing prior to the date of recording of the instrument containing said covenants.

This endorsement does not insure against loss or damage which the insured may sustain by reason of the nonperformance of any said covenants.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

CLTA Form 124.2 (Rev. 6-14-96)
ALTA OR CLTA - Lessee or Lender

23

ENDORSEMENT

Attached to Policy No.  PRO FORMA

Issued By

First American Title Insurance Company

1.             The Company insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

(a)                        According to applicable zoning ordinances and amendments thereto, the land is classified Zone             .

(b)                       The following use or uses are allowed under that classification subject to compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses:

2.             The Company further insures against loss or damage arising from a final decree of a court of competent jurisdiction

(a)                        prohibiting the use of the land, with any structure completed in accordance with the plans and specifications (hereinafter defined), as specified in paragraph 1(b); or

(b)                       requiring the removal or alteration of the structure on the basis that, if the proposed structure were completed in substantial compliance with the plans and specifications by                             dated                   , said ordinances and amendments thereto would be violated with respect to any of the following matters:

(i)                            Area, width or depth of the land as a building site for the structure;

(ii)                         Floor space area of the structure;

(iii)                      Setback of the structure from the property lines of the land;

(iv)                     Height of the structure; or

(v)                        Parking as to number of spaces.

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There shall be no liability under this endorsement based on the invalidity of the ordinances and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

Loss or damage as to the matters insured against by this endorsement shall not include loss or damage sustained or incurred by reason of the refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

First American Title Insurance Company

By:	Dated:
Authorized Signatory

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[GRAPHIC]

Form No. 1402.92

(10/17/92)

ALTA Owner’s Policy

PROFORMA POLICY JACKET

RT OF FIRST

POLICY OF TITLE INSURANCE

[FIRST AMERICAN LOGO]

ISSUED BY

First American Title Insurance Company

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

1.               Title to the estate or interest described in Schedule A being vested other than as stated therein;

2.               Any defect in or lien or encumbrance on the title;

3.               Unmarketability of the title;

4.               Lack of a right of access to and from the land.

The Company will also pay the costs, attorneys’ fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.

First American Title Insurance Company

BY	/s/ [ILLEGIBLE]	PRESIDENT

ATTEST	/s/ [ILLEGIBLE]	SECRETARY

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:

1.	(a)

Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

(b)

Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2.

Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.	Defects, liens, encumbrances, adverse claims or other matters:

	(a)	created, suffered, assumed or agreed to by the Insured claimant;
(b)

not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

	(c)	resulting in no loss or damage to the insured claimant;
	(d)	attaching or created subsequent to Date of Policy; or
	(e)	resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

4.

Any claim, which arises out of the transaction vesting in the Insured the estate or Interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that is based on:

	(i)	the transaction creating the estate or interest insured by this policy being deemed a fraudulent conveyance or fraudulent transfer; or
	(ii)	the transaction creating the estate or interest insured by this policy being deemed a preferential transfer except where the preferential transfer results from the failure:
(a) to timely record the instrument of transfer; or
(b) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.

CONDITIONS AND STIPULATIONS

1.                                       DEFINITION OF TERMS.

The following  terms when used in this policy mean:

(a)      “Insured”: the Insured named in Schedule A, and, subject to any rights or defenses the Company would have had against the named insured, those who succeed to the interest of the named Insured by operation of law as distinguished from purchase including, but not limited to, heirs, distributees, devisees, survivors, personal representatives, next of kin, or corporate or fiduciary successors.

(b)      “insured claimant”: an Insured claiming loss or damage.

(c)      “knowledge” or “known”: actual knowledge, not constructive knowledge or notice which may be imputed to an insured by reason of the public records as defined in this policy or any other records which impart constructive notice of matters affecting the land.

(d)      “land”: the land described or referred to in Schedule (A), and improvements affixed thereto which by law constitute real property. The term “land” does not include any property beyond the lines of the area described or referred to in Schedule (A), nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but nothing herein shall modify or limit the extent to which a right of access to and from the land is insured by this policy.

(e)      “mortgage”: mortgage, deed of trust, trust deed, or other security instrument.

(f)       “public records”: records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge.  With respect to Section 1(a)(iv) of the Exclusions From Coverage.  “public records” shall also include environmental protection liens filed in the records of the clerk of the United States district court for the district in which the land is located.

(g)      “unmarketability of the title”: an alleged or apparent matter affecting the title to the land, not excluded or excepted from coverage, which would entitle a purchaser of the estate or interest  described in Schedule A to be released from the obligation to purchase by virtue of a contractual condition requiring the delivery of marketable title.

2.                                       CONTINUATION OF INSURANCE AFTER CONVEYANCE OF TITLE.

The coverage of this policy shall continue in force as of Date of Policy in favor of an insured only so long as the insured retains an estate or interest in the land, or holds an indebtedness secured by a purchase money mortgage given by a purchaser from the insured, or only so long as the insured shall have liability by reason of covenants of warranty made by the insured in any transfer or conveyance of the

2

estate or interest.  This policy shall not continue in force in favor of any purchaser from the insured of either (i) an estate or interest in the land, or (ii) an indebtedness secured by a purchase money mortgage given to the insured.

3.                                       NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT.

The insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 4(a) below, (ii) in case knowledge shall come to an insured hereunder of any claim of title or interest which is adverse to the title to the estate or interest, as insured, and which might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if title to the estate or interest, as insured, is rejected as unmarketable.  If prompt notice shall not be given to the Company, then as to the insured all liability of the Company shall terminate with regard to the matter or matters for which prompt notice is required; provided, however, that failure to notify the Company shall in no case prejudice the rights of any insured under this policy unless the Company shall be prejudiced by the failure and then only to the extent of the prejudice.

4.                                       DEFENSE AND PROSECUTION OF ACTIONS; DUTY OF INSURED CLAIMANT TO COOPERATE.

(a)      Upon written request by the insured and subject to the options contained in Section 6 of these Conditions and Stipulations, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an insured in litigation in which any third party asserts a claim adverse to the title or interest as insured, but only as to those stated causes of action alleging a defect, lien or encumbrance or other matter insured against by this policy.  The Company shall have the right to select counsel of its choice (subject to the right of the insured to object for reasonable cause) to represent the insured as to those stated causes of action and shall not be liable for and will not pay the fees of any other counsel.  The Company will not pay any fees, costs or expenses incurred by the insured in the defense of those causes of action which allege matters not insured against by this policy.

(b)      The Company shall have the right, at its own cost, to institute and prosecute any action or proceeding or to do any other act which in its opinion may be necessary or desirable to establish the title to the estate or interest, as insured, or to prevent or reduce loss or damage to the insured.  The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable hereunder, and shall not thereby concede liability or waive any provision of this policy.  If the Company shall exercise its rights under this paragraph, it shall do so diligently.

(c)      Whenever the Company shall have brought an action or interposed a defense as required or permitted by the provisions of this policy, the Company may pursue any litigation to final determination by a court of competent jurisdiction and expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.

(d)      In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, and all appeals therein, and permit the Company to use, at its option, the name of the insured for this purpose.  Whenever requested by the Company, the insured, at the Company’s expense, shall give the Company all reasonable aid (i) in any action or proceeding, securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act which in the opinion of the Company may be necessary or desirable to establish the title to the estate or interest as insured.  If the Company is prejudiced by the failure of the insured to furnish the required cooperation, the Company’s obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

5.                                       PROOF OF LOSS OR DAMAGE.

In addition to and after the notices required under Section 3 of these Conditions and Stipulations have been provided the Company, a proof of loss or damage signed and sworn to by the insured claimant shall be furnished to the Company within 90 days after the insured claimant shall ascertain the facts giving rise to the loss or damage.  The proof of loss or damage shall describe the defect in, or lien or encumbrance on the title, or other matter insured against

3

by this policy which constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.  If the Company is prejudiced by the failure of the insured claimant to provide the required proof of loss or damage, the Company’s obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such proof of loss or damage.

In addition, the insured claimant may reasonably be required to submit to examination under oath by any authorized representative of the Company and shall produce for examination, inspection and copying, at such reasonable times and places as may be designated by any authorized representative of the Company, all records, books, ledgers, checks, correspondence and memoranda, whether bearing a date before or after Date of Policy, which reasonably pertain to the loss or damage.  Further, if requested by any authorized representative of the Company, the insured claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect and copy all records, books, ledgers, checks, correspondence and memoranda in the custody or control of a third party, which reasonably  pertain to the loss or damage.  All information designated as confidential by the insured claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim.  Failure of the insured claimant to submit for examination under oath, produce other reasonably requested information or grant permission to secure reasonably necessary information from third parties as required in this paragraph, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

6.                                       OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY.

In case of a claim under this policy, the Company shall have the following additional options:

(a)      To Pay or Tender Payment of the Amount of Insurance.

To pay or tender payment of the amount of insurance under this policy together with any costs, attorneys’ fees and expenses incurred by the insured claimant, which were authorized by the Company, up to the time of payment or tender of payment and which the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations to the insured under this policy, other than to make the payment required, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, and the policy shall be surrendered to the Company for cancellation.

4

(b)      To Pay or Otherwise Settle With Parties Other than the insured or With the insured Claimant.

(i)    to pay or otherwise settle with other parties for or in the name of an insured claimant any claim insured against under this policy, together with any costs, attorneys’ fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay; or

(ii)   to pay or otherwise settle with the insured claimant the loss or damage provided for under this policy, together with any costs, attorneys’ fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in paragraphs (b)(i) or (ii), the Company’s obligations to the insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute or continue any litigation.

7.                                       DETERMINATION, EXTENT OF LIABILITY AND COINSURANCE.

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the insured claimant who has suffered loss or damage by reason of matters insured against by this policy and only to the extent herein described.

(a)      The liability of the Company under this policy shall not exceed the least of:

(i)    the Amount of Insurance stated in Schedule A; or

(ii)   the difference between the value of the insured estate or interest as insured and the value of the insured estate or interest subject to the defect, lien or encumbrance insured against by this policy.

(b)      In the event the Amount of Insurance stated in Schedule A at the Date of Policy is less than 80 percent of the value of the insured estate or interest of the full consideration paid for the land, whichever is less, or if subsequent to the Date of Policy an improvement is erected on the land which increases the value of the insured estate or interest by at least 20 percent over the Amount of Insurance stated in Schedule A, then this Policy is subject to the following:

(i)    where no subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that the Amount of Insurance at Date of Policy bears to the total value of the insured estate or interest at Date of Policy; or (ii) where a subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that 120 percent of the Amount of Insurance stated in Schedule A bears to the sum of the Amount of Insurance stated in Schedule A and the amount expended for the improvement.

The provisions of this paragraph shall not apply to costs, attorneys’ fees and expenses for which the Company is liable under this policy, and shall only apply to that portion of any loss which exceeds, in the aggregate, 10 percent of the Amount of Insurance stated in Schedule A.

(c)      The Company will pay only those costs, attorneys’ fees and expenses incurred in accordance with Section 4 of these Conditions and Stipulations.

8.                                       APPORTIONMENT.

If the land described in Schedule (A)(C) consists of two or more parcels which are not used as a single site, and a loss is established affecting one or more of the parcels but not all, the loss shall be computed and settled on  a pro rata basis as if the Amount of Insurance under this policy was divided pro rata as to the value on Date of Policy of each separate parcel to the whole, exclusive of any improvements made subsequent to Date of Policy, unless a liability or value has otherwise been agreed upon as to each parcel by the Company and the insured at the time of the issuance of this policy and shown by an express statement or by an endorsement attached to this policy.

9.                                       LIMITATION OF LIABILITY.

(a)      If the Company establishes the title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the land, or cures the claim of unmarketability of title, all as insured.  In a reasonably diligent manner by any method, including litigation and the completion of any appeals therefrom, it shall have fully performed its obligations with respect to that matter and shall not be liable

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for any loss or damage caused thereby.

(b)      In the event of any litigation, including litigation by the Company or with the Company’s consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title as insured.

(c)      The Company shall not be liable for loss or damage to any insured for liability voluntarily assumed by the insured in settling any claim or suit without the prior written consent of the Company.

10.                                 REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY.

All payments under this policy, except payments made for costs, attorneys’ fees and expenses, shall reduce the amount of the insurance pro tanto.

11.                                 LIABILITY NONCUMULATIVE.

It is expressly understood that the Amount of Insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring a mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is hereafter executed by an insured and which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy to the insured owner.

12.                                 PAYMENT OF LOSS.

(a)      No payment shall be made without producing this policy for endorsement of the payment unless the policy has been lost or destroyed, in which case proof of loss or destruction shall be furnished to the satisfaction of the Company.

(b)      When liability and the extent of loss or damage has been definitely fixed in accordance with these Conditions and Stipulations, the loss or damage shall be payable within 30 days thereafter.

13.                                 SUBROGATION UPON PAYMENT OR SETTLEMENT.

(a)      The Company’s Right of Subrogation.

Whenever the Company shall have settled and paid a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant.  The Company shall be subrogated to and be entitled to all rights and remedies which the insured claimant would have had against any person or property in respect to the claim had this policy not been issued.  If requested by the Company,

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the insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect this right of subrogation.  The insured claimant shall permit the Company to sue, compromise or settle in the name of the insured claimant and to use the name of the insured claimant in any transaction or litigation involving these rights or remedies.

If a payment on account of a claim does not fully cover the loss of the insured claimant, the Company shall be subrogated to these rights and remedies in the proportion which the Company’s payment bears to the whole amount of the loss.

If loss should result from any act of the insured claimant, as stated above, that act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against by this policy which shall exceed the amount, if any, lost to the Company by reason of the impairment by the insured claimant of the Company’s right of subrogation.

(b)      The Company’s Rights Against non-insured Obligors.

The Company’s right of subrogation against non-insured obligors shall exist and shall include, without limitation, the rights of the insured to indemnities, guaranties, other policies of insurance or bonds, notwithstanding any terms or conditions contained in those instruments which provide for subrogation rights by reason of this policy.

14.                                 ARBITRATION.

Unless prohibited by applicable law, either the Company or the insured may demand arbitration pursuant to the Title Insurance Arbitration Rules of the American Arbitration Association.  Arbitrable matters may include, but are not limited to any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service of the Company in connection with its issuance or the breach of a policy provision or other obligation.  All arbitrable matters when the Amount of Insurance is $ 1,000,000 or less shall be arbitrated at the option of either the Company or the insured.  All arbitrable matters when the Amount of Insurance is in excess of $1,000,000 shall be arbitrated only when agreed to by both the Company and the insured.  Arbitration pursuant to this policy and under the Rules in effect on the date the demand for arbitration is made or, at the option of the insured, the Rules in effect at Date of Policy shall be binding upon the parties.  The award may include attorneys’ fees only if the laws of the state in which the land is located permit a court to award attorneys’ fees to a prevailing party.  Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

The law of the situs of the land shall apply to an arbitration under the Title Insurance Arbitration Rules.

A copy of the Rules may be obtained from the Company upon request.

15.                                 LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT.

(a)      This policy together with all endorsements, if any, attached hereto by the Company is the entire policy and contract between the insured and the Company.  In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)      Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the title to the estate or interest covered hereby or by any action asserting such claim, shall be restricted to this policy.

(c)      No amendment of or endorsement to this policy can be made except by a writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

16.                                 SEVERABILITY.

In the event any provision of the policy is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision and all other provisions shall remain in full force and effect.

17.                                 NOTICES, WHERE SENT.

All notices required to be given the Company and any statement in writing required to be furnished the Company shall include the number of this policy and shall be addressed to the Company at 1 First American Way, Santa Ana, California 92707, or to the office which issued this policy.

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[GRAPHIC]

[FIRST AMERICAN LOGO]

FIRST AMERICAN TITLE INSURANCE COMPANY

POLICY
OF
TITLE
INSURANCE

[SEAL OF FIRST AMERICAN TITLE INSURANCE COMPANY, CALIFORNIA]

Policy No. S805935 PROFORMA

110201cm

Form No. 1402.92

(10/17/92)

ALTA Owner’s Policy

SCHEDULE A

Premium	:	$(To be determined)	Policy No.:	S605935 PROFORMA
RIGHT OF FIRST OFFER
Amount of Insurance	:	$(To be determined)

Date of Policy	:	(To be determined)

1.             Name of Insured:

COPART, INC., a California corporation

2.             The estate or interest in the land which is covered by this policy is:

A fee

3.             Title to the estate or interest in the land is vested in:

GREEN VALLEY LAND, LLC, A Delaware limited liability company

4.             The land referred to this policy is described as follows:

REAL PROPERTY in the City of Fairfield, County of Solano, State of California, described as follows:

That portion of the following described property attached as Exhibit B to the Memorandum of Lease and Options to Purchase and Right of Offer recorded             , Series No.            , Solano County Records:

All that portion of land described as “Adjusted Lot 9”, and as set forth in that certain Notice of Minor Lot Line Adjustment recorded June 4, 2001, Series No. 2001-57986, Solano County Records, and further described as follows:

“Commencing at hereinabove mentioned Point “A”, with said Point “A” being on the westerly right-of-way line of the existing-Neitzel Road, as shown on the Parcel Map recorded in Book 31 of Parcel Maps at Page 39 to 41, Solano County Records; thence leaving said westerly right-of-way line North 84° 45’ 41” West 624.92 feet to the beginning of a non-tangent curve concave to the northwest having a radius of 1286.50 feet and to which beginning a radial line bears South 84° 45’ 41” East; thence southwesterly 1577.66 feet along said

First American Title

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curve through a central angle of 70° 15’ 46”; thence South 75° 30’ 05” West 200.23 feet to the beginning of a curve concave to the southeast having a radius of 1713.50 feet; thence southwesterly 27.45 feet along said curve through a central angle of 00° 55’ 04”; thence South 14° 29’ 55” East 319.33 feet; thence North 50° 04’ 09” East 16.90 feet; thence South 38° 46’ 45” East 69.90 feet; thence South 41° 26’ 15” East 44.12 feet; thence South 14° 29’ 55” East 271.83 feet; thence along hereinabove mentioned westerly right-of-way line North 64° 50’ 00” East 359.24 feet to the beginning of a curve concave to the northwest having a radius of 1155.00 feet; thence northeasterly 283.90 feet along said curve through a central angle of 14° 05’ 00”; thence North 53° 04’ 28” East 369.85 feet; thence North 50° 45’ 00” East 500.00 feet; thence North 46° 13’ 02” East 277.97 feet; thence North 41° 37’ 18” East 89.77 feet; thence North 27° 24’ 18” East 89.85 feet; thence North 12° 19’ 57” East 97.76 feet; thence North 04° 11’ 00” East 275.35 feet to the beginning of a non-tangent curve concave to the southwest having a radius of 1168.86 feet and to which beginning a radial line bears North 89° 53’ 11” East; thence northeasterly 227.16 feet along said curve through a central angle of 11° 08’ 07” to the point of commencement.”

A.P.Nos.:               027-370-150, 045-280-320, 045-280-330 and 045-280-300

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Form No. 1402.92

(10/17/92)

ALTA Owner’s Policy

SCHEDULE B

EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorney's fees or expenses) which arise by reason of:

1.	General and special taxes and assessments for the fiscal year 2001-2002.
	First Installment	:	$22,264.99 open
	Penalty	:	None
	Second Installment	:	$22,264.99 open
	Penalty	:	None
	Tax Rate Area	:	3116
	A. P. No.	:	027-370-150

	Affects	:	The land and other property.

2.	General and special taxes and assessments for the fiscal year 2001-2002.
	First Installment	:	$34,782.98 open
	Penalty	:	None
	Second Installment	:	$34,782.98 open
	Penalty	:	None
	Tax Rate Area	:	3053
	A. P. No.	:	045-280-320

	Affects	:	The land and other property.

3.	General and special taxes and assessments for the fiscal year 2001-2002.
	First Installment	:	$28,480.09 open
	Penalty	:	None
	Second Installment	:	$28,480.09 open
	Penalty	:	None
	Tax Rate Area	:	3053
	A. P. No.	:	045-280-330

	Affects	:	The land and other property.

4.	General and special taxes and assessments for the fiscal year 2001-2002.
	First Installment	:	$13,991.40 open
	Penalty	:	None
	Second Installment	:	$13,991.40 open
	Penalty	:	None
	Tax Rate Area	:	3053
	A. P. No.	:	045-280-300

4

	Affects	:	The land and other property.
5.	Supplemental taxes for the fiscal year 2000-2001 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
	First Installment	:	$7,877.50 unpaid, will become delinquent after December 10, 2001
	Second Installment	:	$7,877.50 unpaid, will become delinquent after April 10,2002
	Tax Rate Area	:	3116
	A. P. No.	:	045-280-520

Said matter affects a portion of the land

6.	Supplemental taxes for the fiscal year 2000-2001 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
	First Installment	:	$18,775.44 unpaid, will become delinquent after December 10, 2001
	Second Installment	:	$18,775.44 unpaid, will become delinquent after April 10, 2002
	Tax Rate Area	:	3053
	A.P. No.	:	045-280-480

Said matter affects a portion of the land

7.	The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

8.	Assessments for Green Valley - Mangels Boulevard Refund collected and payable with the city and county taxes.

	Affects	:	The land and other property.

9.	Assessments for 1998 Reassessment Revenue Bond collected and payable with the city and county taxes.

	Affects	:	The land and other property.

10.

The lien of special tax assessed pursuant to Chapter 2.5 commencing with Section 53311 of the California Government Code for Community Facilities District No. 5, as disclosed by Notice of Special Tax Lien recorded June 7, 1990 as Series No. 90-44742 of Official Records.

11.

The lien of special tax assessed pursuant to Chapter 2.5 commencing with Section 53311 of the California Government Code for Community Facilities District No. 2, as disclosed by Notice of Special Tax Lien recorded December 17, 1992 as Series No. 92-11586 of Official Records.

12.

The lien of special tax assessed pursuant to Chapter 2.5 commencing with Section 53311 of the California Government Code for Community Facilities District No. 3, as disclosed by Notice of Special Tax Lien recorded December 17, 1992 as Series No. 92-11586 of Official Records.

13.	An easement for water pipeline and incidental purposes, recorded June 3, 1927, Book 1, Page 384, Series No. 1958 of Official Records.
	In Favor of	:	City of Vallejo
	Affects	:	The southeasterly portion of the land

5

14.

A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway or roadway, as contained in the document recorded April 24, 1928 in Book 13, Page 323, Series No. 1542 of Official Records.

15.	An easement for pole line and incidental purposes, recorded April 17, 1931 in Book 71, Page 496, Series No. 1497 of Official Records.
	In Favor of	:	The Pacific Telephone and Telegraph Company, a corporation
	Affects	:	The southerly portion of the land

16.	An easement for pole line and incidental purposes, recorded April 29, 1931 as Series No. 1647, Book 72, Page 268 of Official Records.
	In Favor of	:	Great Western Power Company of California, a corporation
	Affects	:	A portion of the land

17.	An easement for crossarms, wires, cables and anchor and incidental purposes, recorded June 5, 1952 in Book 624, Page 340 of Official Records.
	In Favor of	:	Pacific Gas and Electric Company

18.

A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway or roadway, as contained in the document recorded May 16, 1960 in Book 1028, Page 19, Series No. 9603 of Official Records.

19.	An easement for sanitary sewers and incidental purposes, recorded December 16, 1970 in Book 1658 as 260, Series No. 22671 of Official Records.
	In Favor of	:	City of Fairfield, a municipal corporation
	Affects	:	The easterly portion of the land

20.	An easement shown or dedicated on the map filed or recorded October 14, 1977 in Book 13 of Parcel Maps, Page 99
	For	:	Public utilities and incidental purposes
	Affects	:	The southeasterly 10' of the land

21.

The fact that the land lies within the boundaries of the Cordelia Area Redevelopment Project Area, as disclosed by the document recorded July 20, 1983 in Book 1983, Page 57325. Series No. 30314 of Official Records.

22.

The terms and provisions contained in the document entitled “Development for the Upper Mangels Ranch Planned Development” recorded June 10, 1986 in Book 1986, Page 58179 as Series No. 29083 of Official Records.

FIRST AMENDMENT thereto recorded March 23, 1990, Series No. 90-21855, Solano County Records.

SECOND AMENDMENT thereto recorded December 13, 1996, Series No. 96-83890, Official Records.

THIRD AMENDMENT thereto recorded February 2, 1999, Series No. 99-9241, Official Records.

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23.	An easement for sanitary sewer and incidental purposes, recorded March 26, 1992 as Series No. 92-24929 of Official Records.
	In Favor of	:	The City of Fairfield, a municipal corporation
	Affects	:	A southerly portion of the land

24.	An easement for pole line and incidental purposes, recorded February 7, 1997 as Series No. 97-7749 of Official Records.
	In Favor of	:	Pacific Gas and Electric Company, a California corporation
	Affects	:	A southerly portion of the land

25.

The terms and provisions contained in the document entitled “Memorandum of Agreement” by and between The Redevelopment Agency of the City of Fairfield and H.J. Shein, Inc., an Illinois corporation recorded February 18, 2000 as Series No. 2000-13446, Official Records.

Memorandum of Agreement (First Amendment to Disposition and Development Agreement) by and between The Redevelopment Agency of the City of Fairfield and H.J. Shein, Inc., an Illinois corporation, recorded June 4, 2001, Series No. 2001-57980, Official Records.

Memorandum of Agreement (Second Amendment to Disposition and Development Agreement) by and between The Redevelopment Agency of the City of Fairfield and H.J. Shein, Inc., an Illinois corporation, recorded June 4, 2001, Series No. 2001-57983, Official Records.

Assignment and Assumption Agreement by and between The Redevelopment Agency of the City of Fairfield, H.J. Shein, Inc., an Illinois corporation, Green Valley Building I, LLC, a Delaware limited liability company and Green Valley Land, LLC, a Delaware limited liability company, recorded June 4, 2001, Series No. 2001-57984, Official Records.

26.

The terms and provisions contained in the document entitled “Development Agreement” by and between City of Fairfield and H.J. Shein, Inc., an Illinois corporation recorded June 4, 2001 as Series No. 2001-57979 of Official Records.

27.	An easement shown or dedicated on the Map as referred to in the legal description
	For	:	Landscape, public service and incidental purposes.
	Affects	:	The northwesterly portion of the land

28.	An easement shown or dedicated on the Map as referred to in the legal description
	For	:	Storm drain and incidental purposes.
	Affects	:	The southwesterly portion of the land

29.	An easement shown or dedicated on the Map as referred to in the legal description
	For	:	Sanitary sewer and incidental purposes.
	Affects	:	The southwesterly portion of the land

30.	The effect of the following matters shown on the filed map referred to in the legal description:

NOTE: Location of fault zone and setback has approximately shown in this Map per Map prepared by “Harlan Tait Associates” on June 17, 1994, Figure No. 5, Project No. 1197.01 entitled “Site and Exploration Plan and Fault Map, North Fairfield Site, Fairfield, California”.

31.	The terms and provisions contained in the document entitled “Grant Deed” recorded June 4, 2001 as Series No. 2001-57987 of Official Records.

7

32.	An option to purchase in favor of The Redevelopment Agency of the City of Fairfield, as contained in or disclosed by a document recorded June 4, 2001 as Series No. 2001-57987 of Official Records.

Said Document states that the option shall be subordinate and subject to and be limited by and shall not defeat, render invalid or limit, among others things, any leases or other agreements between Green Valley Land, LLC and other third party tenants and purchasers.

33.

The terms and provisions contained in the document entitled “Reimbursement Agreement” by and between The Redevelopment Agency of the City of Fairfield, and Green Valley Land, LLC, a Delaware limited liability company recorded June 4, 2001 as Series No. 2001-57989 of Official Records.

34.	Rights of parties in possession.

35.	Any facts, rights, interests, or claims which would be disclosed by a correct ALTA/ACSM survey.

36.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

37.	Any claim by reason of the failure of Green Valley Building 12, LLC to acquire fee title to the leased land.

38.	Any failure to comply with the terms, provisions and conditions of the lease referred to in Schedule A.

39.

Any shortage in area or any discrepancy in the exact location the leased premises resulting from any insufficiency or ambiguity in the legal description contained in the documents creating or establishing the Lease referred to in Paragraph 2 of Schedule A.

40.

Terms, provisions and conditions of the Right of Offer Regarding Adjacent Land, and any failure to comply with same, as contained in the Office Lease dated                , joined in by Green Valley Land, LLC, a Delaware limited liability company and Copart, Inc., a California corporation, disclosed by Memorandum of Lease and Options to Purchase and Right of Offer recorded             , 2001, Series No. 2001-                     , Official Records.

Notice:  This is a pro-forma policy furnished to or on behalf of the party to be insured.  It neither reflects the present status of title, nor is it intended to be a commitment to insure.  The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy.  A commitment to insure setting forth these requirements should be obtained from the Company.

8

ENDORSEMENT

Attached to Policy No. S605935

Issued by

FIRST AMERICAN TITLE INSURANCE COMPANY

A.                                   The Company hereby insures against loss or damage sustained or incurred by the insured by reason of the failure at the date of this endorsement of the Right of First Offer Regarding Adjacent Land referred to in paragraph 40 of Schedule B, Part I (the “Agreement”);

(1)                      To be valid; and

(2)                      Of the rights of the insured under the Agreement to be vested in the insured.

B.                                     This endorsement does not insure against loss or damage sustained or incurred by the insured by reason of;

(1)                       The bankruptcy of the vestee shown in Schedule A or of any successor-in-interest to the vestee;

(2)                      Failure of the insured to do everything necessary to secure proper performance from the vestee shown in Schedule A or any successor-in-interest to the vestee; or

(3)                      Costs, attorney's fees and expenses to enforce the Agreement.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

PROFORMA

THIS IS A PRO FORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED.  IT NEITHER REFLECTS THE PRESENT STATUS OF TITLE, NOR IS IT INTENDED TO BE A COMMITMENT TO INSURE.  THIS ENDORSEMENT DOES NOT EVIDENCE THE WILLINGNESS OF FIRST AMERICAN TITLE INSURANCE COMPANY TO PROVIDE ANY AFFIRMATIVE COVERAGE SHOWN THEREIN.

THERE ARE REQUIREMENTS WHICH MUST BE MET BEFORE A FINAL ENDORSEMENT CAN BE ISSUED IN THE SAME FORM AS THIS PRO FORMA ENDORSEMENT.  A COMMITMENT TO INSURE SETTING FORTH THESE REQUIREMENTS SHOULD BE OBTAINED FROM THE COMPANY.

FA Special – Right of First Offer Endorsement (11/01)

9

ENDORSEMENT

Attached to Policy No.  PRO FORMA

Issued By

First American Title Insurance

The Policy is hereby amended by deleting paragraph no. 14 from the Conditions and Stipulations.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

First American Title Insurance Company

By:
Authorized Signatory

CLTA 110.1-Mod.

Deletion of Arbitration Provisions Endorsement

10

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures against loss or damage sustained or incurred by the Insured by reason of any of the following matters:

1.             The existence of any present violations on the land of any enforceable covenants, conditions or restrictions;

2.             Except as shown in Schedule B, any present encroachments onto the land of buildings, structures or improvements located on adjoining lands; and

3.             Unmarketability of the title to the estate or interest by reason of any violations on the land, occurring prior to acquisition of title to the estate or interest by the Insured, of any covenants, conditions or restrictions.

Wherever in this endorsement any or all the words “covenants, conditions or restrictions” appear, they shall not be deemed to refer to or include the terms, covenants, conditions or restrictions contained in any lease.

This endorsement is made a part of the policy and is subject to all the terms and provisions thereof and of any prior endorsements.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the Policy and any prior endorsements, nor does it extend the effective date of Policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

F.A. Form 31.2 (Rev. 3/99)

ALTA - Extended Owners

(Unimproved Land)

11

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the easement described as Parcel              in Schedule               to provide the owner of the estate or interest referred to in Schedule A with ingress and egress to and from a public street known as (insert name of street).

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

CLTA Form 103.4 (Rev. 6-14-96)

ALTA or CLTA - Owner or Lender

Printed from the First American Underwriting Library, © Copyright 1999

12

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described in Schedule                      to be contiguous to *

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increases the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

*              Describe land contiguous to subject land by legal description or by reference to a recorded instrument.

CLTA Form 116.4 (Rev. 6-14-96)

Alta or Clta-Owner or Lender

Printed from the First American Underwriting Library, © Copyright 1999

13

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described as Parcel                  in Schedule                to constitute a lawfully created parcel according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

CLTA Form 116.7 (Rev. 6-14-96)

Subdivision Map Act Endorsement

Printed from the First American Underwriting Library, © Copyright 1999

14

ENDORSEMENT

Attached to Policy No.

Issued By

First American Title Insurance Company

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the covenants of the lessor in favor of the lessee, set out in Section(s)                                         ,                                       and                                           of the lease recorded                        to do some act relating to the use, repair, maintenance or improvement of, or payment of taxes and assessments of the real property, or some part thereof, described as (description of burdened land of lessor) to be binding upon the lessor and each successive owner, during his or her ownership, of any portion of such real property, and upon each mortgagee, or trustee or beneficiary of a deed of trust, whose interest is derived from the lessor or through any such successive owner thereof, which such mortgagee or trustee or beneficiary is in possession in such capacity.

Provided, however, that no assurance is hereby given should such covenants fail to bind a successive owner who derives title through: a) a tax deed; b) a foreclosure of a bond or assessment; c) enforcement of a federal tax lien; d) bankruptcy, as trustee or otherwise; e) a right or lien existing prior to the date of recording of the instrument containing said covenants.

This endorsement does not insure against loss or damage which the insured may sustain by reason of the nonperformance of any said covenants.

The endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto.  Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:

First American Title Insurance Company

By:
Authorized Signatory

CLTA Form 124.2 (Rev. 6-14-96)

ALTA or CLTA - Lessee or Lender

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ENDORSEMENT

Attached to Policy No.  PRO FORMA

Issued By

First American Title Insurance Company

1.             The Company insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

(a)                     According to applicable zoning ordinances and amendments thereto, the land is classified Zone              .

(b)                    The following use or uses are allowed under that classification subject to compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses:

2.             The Company further insures against loss or damage arising from a final decree of a court of competent jurisdiction

(a)                     prohibiting the use of the land, with any structure completed in accordance with the plans and specifications (hereinafter defined), as specified in paragraph 1(b); or

(b)                    requiring the removal or alteration of the structure on the basis that, if the proposed structure were completed in substantial compliance with the plans and specifications by                            dated                             , said ordinances and amendments thereto would be violated with respect to any of the following matters:

(i)                                        Area, width or depth of the land as a building site for the structure;

(ii)                                     Floor space area of the structure;

(iii)                                  Setback of the structure from the property lines of the land;

(iv)                                 Height of the structure; or

(v)                                    Parking as to number of spaces.

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